As filed with the Securities and Exchange Commission

on April 19, 2001

Registration No. 811-10355

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

____________________

BESSEMER FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

630 Fifth Avenue

37th Floor

New York, New York 10111

(Address of Principal Executive Offices, including Zip Code)

____________________

Registrant’s Telephone Number, including Area Code: (212) 708-9100

Laura E. Korfmann

Bessemer Trust Company, N.A.

630 Fifth Avenue

37th Floor

New York, New York 10111

(Name and Address of Agent for Service)

With a copy to:

Robert M. Kurucza, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, N.W.

Suite 5500

Washington, D.C. 20006

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by investors who qualify as "accredited investors" within the meaning of Regulation D under the 1933 Act and who are "qualified clients" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

BESSEMER SAND HILL INVESTORS FUND II

CROSS REFERENCE SHEET

Part A

Item No. Registration Statement

Outside Front Cover	Not Applicable
Cover Pages; Other Offering Information	Not Applicable
Fee Table and Synopsis	Summary of Fund Expenses
Financial Highlights	Not Applicable
Plan of Distribution	Not Applicable
Selling Shareholders	Not Applicable
Use of Proceeds	Not Applicable
General Description of the Registrant	General Information Concerning the Fund
Management	Management
Capital Stock, Long-Term Debt, Other Securities	Interests in the Fund
Defaults and Arrears on Senior Securities	Not Applicable
Legal Proceedings	Not Applicable
Table of Contents of the Statement of Additional Information	Table of Contents of Part B

Part B
Item No.
Cover Page	Cover Page
Table of Contents	Table of Contents
General Information and History	General Information and History
Investment Objective and Policies	Investment Objective and Policies
Management	Management
Control Persons and Principal Holders of Securities	Control Persons and Principal Securities Holders of Securities
Investment Advisory and Other Services	Investment Advisory and Other Services
Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
Tax Status	Taxation
Financial Statements	Financial Statements
Part C
Item No.	Other Information Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document

Part A

BESSEMER FUNDS TRUST

BESSEMER SAND HILL INVESTORS FUND II

PRIVATE PLACEMENT MEMORANDUM

April 2001

Bessemer Funds Trust ("Trust") is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of beneficial interests ("Interests," and individually, an "Interest") and to establish and designate such Interests into one or more series of the Trusts. The Trust is currently comprised of one series, the Bessemer Sand Hill Investors Fund II (the "Fund"). Bessemer Trust Company, N.A. ("BTNA" or "Manager") serves as the investment manager and investment adviser to the Fund. Glynn Capital Management LLC serves as the investment sub-adviser to the Fund (the "Sub-Adviser," and together with the Manager, the "Advisers").

The Fund is an interval closed-end fund under Rule 23c-3 that will offer to repurchase a portion of its Interests quarterly at net asset value. Such repurchases offers are referred to as "Repurchase Offers." All repurchase requests must be made by the 18th day of January, April, July and October. The Fund will ordinarily price the Interests on the last business day of January, April, July and October and will distribute payment to the Investors (as defined below) within seven days of the pricing date. The Fund will make its initial repurchase offer as soon as practicable but in no event later than October 2001. See Section entitled, "Redemption or Repurchase of Interests."

THE SECURITIES OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF BESSEMER TRUST COMPANY, N.A. OR ANY OTHER BANK, ARE NOT GUARANTEED BY BESSEMER TRUST COMPANY, N.A. OR ANY OTHER BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK. SEE "CERTAIN RISK FACTORS."

YOU SHOULD RELY ON INFORMATION CONTAINED IN THE PRIVATE PLACEMENT MEMORANDUM. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OR GIVE ANY INFORMATION WITH RESPECT TO THE INTERESTS, EXCEPT THE INFORMATION CONTAINED HEREIN.

TABLE OF CONTENTS

SUMMARY

SUMMARY OF FUND EXPENSES

GENERAL INFORMATION CONCERNING THE FUND

MANAGEMENT

INTERESTS IN THE FUND

FURTHER INFORMATION

TABLE OF CONTENTS OF PART B

SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this Part A and in Part B.

The Trust:	The Trust was formed as a Delaware business trust on April 12, 2001. The Trust is registered as a closed-end management investment company currently comprised of one series, the Fund. The Fund is a non-diversified management investment company. The Fund is an interval closed-end fund under Rule 23c-3 that will offer to repurchase a portion of its Interests on a quarterly basis. (See "General Information Concerning the Fund.")
The Advisers:	Bessemer Trust Company, N.A. ("BTNA" or "Manager") serves as the investment adviser and administrator to the Fund. Glynn Capital Management LLC serves as the investment sub-adviser to the Fund (the "Sub-Adviser," and together with the Manager, the "Advisers"). In order to comply with certain provisions of the Gramm-Leach-Bliley Act, the mutual fund advisory activities of the Manager will be spun-off into Bessemer Investment Management LLC ("BIM"), a new wholly-owned subsidiary of the Manager. BIM will register as an investment adviser and assume the responsibilities and duties of BTNA with respect to its mutual fund advisory activities. In these materials, BTNA and BIM after the spin-off are each referred to as the Manager. The Sub-Adviser serves as the investment sub-adviser to the Fund, subject to the oversight and supervision of the Manager. (See "Management.")
Investment Program:	The investment objective of the Fund is non-fundamental and may be changed by a vote of the Board of Trustees without the consent of the Investors (as defined below). The Fund’s objective is to achieve long-term capital appreciation. In pursuit of this objective, the Fund’s primary investment focus will be to invest in a non-diversified portfolio of promising companies that are expected to benefit from advances in, or innovative or efficient uses of, technology in areas of strong secular worldwide growth. Current growth sectors include the medical and healthcare sectors (including biotechnology); business, financial and consumer services; computer hardware and software products and services (including semiconductor equipment and devices, information technology distribution and services and communications equipment and services); and entertainment, media and Internet-related products and services (including education). The Fund may invest in other growth sectors, and also may invest, on an opportunistic basis, in non-technology companies if the Advisers determine that doing so is advantageous for the Fund. The Fund generally will invest in a company whose market capitalization, at the time of the initial investment, is $1 billion or less. However, the Fund may continue to hold such investments after the company’s market capitalization has increased beyond this capitalization level. In addition, the Fund reserves the right to invest in companies with market capitalizations over $1 billion. The Fund will seek to capitalize on both the analytical resources of the Advisers and their respective histories of private equity investing. The Fund’s investment program entails a number of risks. There can be no assurance that the investment objective of the Fund will be achieved and results may vary substantially over time. (See "Investment Objective, Principal Investment Strategies and Related Risks" and "Certain Risk Factors.")
Offering of Interests:	Interests in the Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("1933 Act"). All investments in the Fund are made without a sales load, at the net asset value ("NAV") next determined after an order is received by the Fund and accepted by the Manager. The Fund will accept purchase orders during the first four (4) business days of May 2001 and thereafter on the last business day of each month. Purchase orders will be accepted on such days until the Fund’s NAV calculation time. Purchases will be made at the NAV next determined after the order is received by the Fund and accepted by the Manager. Bessemer Investor Services, Inc. ("BIS"), a wholly owned subsidiary of BTNA and a registered broker-dealer, will serve as the placement agent for Fund. There will be no sales charge to invest in the Fund. (See "Interests in the Fund - Purchase of Interests.")
Investor Qualifications:	Only "qualified clients", as defined under Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") are eligible to invest in the Fund. An investor in the Fund also must be an "accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act. An investor in the Fund must complete a Subscription Agreement demonstrating its eligibility to purchase Interests and will not become an investor unless and until the Manager accepts the Subscription Agreement. (See "Interests in the Fund - Purchase of Interests.")
Investment Minimums:	The minimum initial investment in the Fund is $250,000, subject to the discretion of the Manager to accept initial investments in lesser amounts. Additional investments may be made in amounts of at least $100,000, subject to the discretion of the Manager to accept lesser amounts. The Manager reserves the right to reject any purchase order for any reason. The Manager will reject any subscription agreement if the investor is not an "accredited investor" as defined under the 1933 Act and a "qualified client" under Rule 205-3 under the Advisers Act. An investor whose Subscription Agreement has been accepted by the Manager and who purchases Interests in the Fund is referred to as an "Investor." (See "Interests in the Fund - Purchase of Interests.")
Transfer Restrictions:	In the Subscription Agreement, each Investor will agree not to transfer any Interest to ensure that Interests are held only by "accredited investors" who also are "qualified clients." Thus, the Interests are not transferable. To provide some liquidity for Investors, the Fund will offer to repurchase a portion of the Interests in January, April, July and October of each year. (See "Repurchase Offers" below.)
Management and Incentive Fees:	The Fund will pay the Manager a monthly management fee (the "Management Fee"), prorated for partial periods, payable on the first business day of each month, equal to 1/8th of 1.0% (1.5% on an annualized basis) of the Fund’s net assets (including new purchase orders) as of the opening of business on the first business day of each month. For this fee, the Manager will be responsible for providing or securing advisory, administrative, and accounting services to the Fund. In addition, the Manager will be responsible for obtaining transfer agency and custody services for the Fund and shall be solely responsible for paying such fees. The Manager will generally manage the affairs of the Fund and supervise the Sub-Adviser and other service providers to the Fund. The Manager will pay the Sub-Adviser 33-1/3% of the Management Fee for so long as the Sub-Adviser serves as sub-adviser to the Fund.

The Manager also will be entitled to receive an annual incentive fee of 15% of the net capital appreciation of the Fund (the "Incentive Fee") in excess of any prior "high water mark." Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the fiscal year over the fair market value of the Fund’s net assets at the beginning of the fiscal year (or the fair market value of the Fund’s net assets at inception for the period ending October 31, 2001), adjusted for the current year’s contributions and distributions. No Incentive Fee will be payable unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent contributions and distributions) as of any prior fiscal year, and any Incentive Fee will be calculated only on the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) does not exceed the prior "high water mark," no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets does exceed any prior "high water mark," the Incentive Fee will be 15% of the amount by which such fair market value exceeds such prior "high water mark." For purposes of determining the Incentive Fee, the Fund’s net assets shall include portfolio assets and accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

Accrual of Incentive Fee:	The Incentive Fee will be measured from November 1 through October 31 each year. The Incentive Fee for any fiscal year will be paid by the Fund as follows: (i) 90% within 30 days of the end of the Fund’s fiscal year; and (ii) the balance within 30 days of the completion of the Fund’s audit for the relevant fiscal year. The Fund reserves the right to borrow money, consistent with the requirements of the 1940 Act, to pay the Incentive Fee. (See "Investor Transaction Expenses" and "Management.")

In order to ensure fairness in the payment of the Incentive Fee, the Fund will accrue monthly a liability for the Incentive Fee payable equal to 15% of the month’s net capital appreciation in excess of the "high water mark." The month’s net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the month over the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month) adjusted for the current month’s contributions and distributions. This liability will be reduced (but not below zero) on any accrual period by 15% of the net capital depreciation of the Fund. Net capital depreciation is the excess of the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for the current month’s contributions and distributions, over the fair market value of the Fund’s net assets at the end of the month. For purposes of determining the Incentive Fee accrual, the Fund’s net assets shall include portfolio assets and accrued income, and be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee). This accrual will reduce or increase the net asset value of the Interests and affect the purchase price paid by the Investors who purchase Interests during the fiscal year and the redemption price received by the Investors who redeem during the fiscal year. Because the Incentive Fee is paid once a year, the amount of the accrual could be higher or lower than the actual Incentive Fee paid by the Fund for a particular fiscal year. No purchase or redemption price will be changed based on the difference between the Incentive Fee paid and the Incentive Fee accrual.

Repurchase Offers:	The Fund is an interval closed-end Fund under Rule 23c-3 that will offer to repurchase a portion of its Interests quarterly at net asset value. All repurchase requests must be made by the 18th of January, April, July and October. The Fund will price the Interests on the last business day of January, April, July and October and will distribute payment to the Investor within seven days after the pricing date. The Fund will make its initial repurchase offer as soon as practicable but in no event later than October 2001. (See "Interests in the Fund - Redemption or Repurchase of Interests.")

SUMMARY OF FUND EXPENSES

Investor Transaction Expenses
The purpose of this table is to assist you in understanding the various costs and expenses that an Investor in the Fund will bear directly and indirectly. See "Management Fee and Expenses" below for additional details.
Sales Load (as a percentage of offering price)
None
Dividend Reinvestment and Cash Purchase Fee
None
Annual Expenses (as a percentage of net assets)
Management Fees*
1.50%
Interest Payments on Borrowed Funds
0%
Other Expenses
0.20%
Total Annual Expenses
1.70%

*The Manager will also be entitled to receive an annual fee from the Fund on the basis of capital appreciation (realized and unrealized) in the Fund each fiscal year. A portion of this fee will be paid by the Manager to the Sub-Adviser. This fee will be equal to 15% of the Fund’s net capital appreciation (realized and unrealized) subject to reduction for capital losses that have not been offset. (See "Management Fee and Expenses" below.)

The Fund will accrue monthly a liability for the Incentive Fee payable equal to 15% of the month’s net capital appreciation in excess of the "high water mark." The month’s net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the month over the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month) adjusted for current month’s contributions and distributions. This liability will be reduced (but not below zero) on any accrual period by 15% of the net capital depreciation of the Fund. Net capital depreciation is the excess of the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for current month’s contributions and distributions, over the fair market value of the Fund’s net assets at the end of the month.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual expenses may be higher or lower, based on the following assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.	$26	$81	$143	$325

This example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

GENERAL INFORMATION CONCERNING THE FUND

The Trust was formed as a Delaware business trust on April 12, 2001. The Trust is registered as a closed-end management investment company. The Trust is currently comprised of one series, the Fund. The Fund is a non-diversified management investment company. The Fund is an interval closed-end Fund under Rule 23c-3 that will offer to repurchase a portion of its Interests on a quarterly basis.

Investment Objective, Principal Investment Strategies and Related Risks

The investment objective of the Fund is non-fundamental and may be changed by a vote of the Board of Trustees without the consent of the Investors.

The Fund’s objective is to achieve long-term capital appreciation. In pursuit of this objective, the Fund’s primary investment focus will be to invest in a non-diversified portfolio of promising companies that are expected to benefit from advances in, or innovative or efficient uses of, technology in areas of strong secular worldwide growth. Current growth sectors include the medical and healthcare sectors (including biotechnology); business, financial and consumer services; computer hardware and software products and services (including semiconductor equipment and devices, information technology distribution and services and communications equipment and services); and entertainment, media and Internet-related products and services (including education). The Fund may invest in other growth sectors, and also may invest, on an opportunistic basis, in non-technology companies if the Advisers determine that doing so is advantageous for the Fund. The Fund generally will invest in a company whose market capitalization, at the time of initial investment, is $1 billion or less. However, the Fund may continue to hold such investments after the company’s market capitalization has increased beyond this capitalization level. In addition, the Fund reserves the right to invest in companies with market capitalizations over $1 billion. The Fund will seek to capitalize on both the analytical resources of the Advisers and their respective histories of private equity investing.

The Advisers will seek to identify long-term market trends and emerging markets and to invest the assets of the Fund in those technology companies that they believe to be best positioned to capitalize on such new growth trends or markets. The Advisers will look for companies in industries with strong and accelerating demand patterns or market positions that offer the potential of high profitability. The Fund will invest in companies that the Advisers believe have above-average prospects for capital growth because of strong and experienced management, and involvement in proprietary, new or innovative products or services. An important factor the Advisers will consider will be the presence of experienced management with a dedication, preferably reflected by a meaningful ownership interest in the company, to explicit profit objectives and other administrative controls. Other important factors that the Advisers will consider are the nature of the products and services offered, including whether they are proprietary, patentable or incorporate a high degree of technological skill or value added. The Advisers also will consider other key leading indicators as to the strength of a company, including, among others, management changes, key employee retention, pricing environment, trends in revenue mix, trends in gross and operating margins, inventory and receivables levels, insider transactions, order and backlog trends and product cycles.

The Fund intends to typically invest in a portfolio of 25 to 40 companies. The Fund intends, as a general matter, to invest in companies during the period between their initial public offering and the time that they begin to attract large institutional investors. The Fund may invest up to 10% of its net assets, measured at the time the investment is made, in private or illiquid investments. The Fund also may invest in initial public offerings of securities ("IPOs"). The Fund is a non-diversified portfolio for purposes of the 1940 Act but must abide by certain diversification limits imposed under the Internal Revenue Code. The Fund will have no limits on the amount of Fund assets that may be invested in a particular industry or sector.

Investment decisions generally will be made based on the factors discussed above and on relative valuation measures. Essential valuation measures include price/earnings, price/sales and price/book ratios. The Advisers are not restricted from purchasing, and intend to purchase, stocks with high price/earnings, price/sales and price/book ratios. Important macro-trends such as regional economic dynamics, corporate spending and consumer spending also will be considered.

While offering investors among the highest returns in recent years, investments in small cap and technology stocks also have tended to be among the most volatile. Similarly, investments in growth sectors such as technology and biotechnology stocks have generated relatively high returns, but they have also tended to be very volatile. Thus, while investments in small cap technology companies in growth sectors have the potential to generate high returns, they also tend to be more volatile, and have a higher degree of risk, than other investments. The Advisers intend to manage the Fund with a 10-year investment horizon, and thus generally do not necessarily intend to sell securities because there is a slowdown in the economy or the equity markets or the company’s market segment if the Advisers continue to believe in the long-term investment prospects of the company. Rather the Advisers intend to hold through business cycles and accept the volatility of some returns. The Fund generally will sell a position if a company does not live up to the Advisers’ original assessment or if a company faces, for example, an adverse development in its competitive position, loss of key personnel, loss of patent protection or increase in number of competitors.

Although the Fund’s portfolio will focus on investments in common stocks of domestic companies, the Fund also may invest in any other types of securities, including warrants, other rights, preferred stock, and securities issued by non-U.S. companies. The Fund reserves the right to borrow money for any purpose when deemed appropriate by the Advisers, including meeting repurchase requests that would otherwise result in the premature liquidation of investments or paying the Sub-Adviser amounts attributable to an Incentive Fee (as defined below). The Advisers, however, generally do not intend to borrow money for the purpose of leveraging the Fund’s investments.

The Fund’s investment program entails a number of risks. There can be no assurance that the investment objective of the Fund will be achieved, and results may vary substantially over time. (See "Certain Risk Factors.")

Certain Risk Factors

While investing in equity securities can bring added benefits, it may also involve additional risks from other investments. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments. The Fund has the following risks:

Lack of Operating History. The Fund is a newly formed entity and has no operating history. The past investment performance of the Advisers should not be construed as an indication of the future results of an investment in the Fund. The Fund’s investment program should be evaluated on the basis that there can be no assurance that the Advisers’ assessments of the short-term or long-term prospects of investments will prove accurate or that the Fund will achieve its investment objective.

Dependence on the Advisers. The success of the Fund depends upon the ability of the Advisers to develop and implement investment strategies that achieve the Fund’s investment objectives. Subjective decisions made by the Advisers may cause the Fund to incur losses or to miss profitable opportunities on which it would otherwise have capitalized.

Incentive Fee Arrangement with the Manager. The Manager, an affiliate of the Manager or the Sub-Adviser will be entitled to receive an annual incentive fee from the Fund (the "Incentive Fee"), as described below, based on the net capital appreciation (realized and unrealized) of the Fund’s investments. Such Incentive Fees may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangement were not in effect. In addition, because the performance fee is calculated on a basis that includes unrealized appreciation of the Fund’s assets, such performance fees may be greater than if such a fee were based solely on realized gains. Since the Manager currently owns a 24.9% interest in the Sub-Adviser it will benefit from the receipt of the Incentive Fee received by the Sub-Adviser.

Investing in Small and Mid Capitalization Companies. The Fund will invest primarily in small and mid cap companies, including growth stage companies, in the technology sector. Investing in small and mid cap companies involves substantial risks. While the Advisers believe such companies often provide significant potential for appreciation, those stocks involve higher risks than do investments in stocks of larger companies. For example, prices of small-capitalization and medium-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies.

Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of these companies have no or relatively short operating histories or are newly public companies. In addition, due to thin trading in some small-capitalization stocks, an investment in those stocks may be highly illiquid. Small cap companies also may have more aggressive capital structures than more established companies. Some of the companies in which the Fund invests may have product lines that have, in whole or in part, only recently been introduced to market or that may still be in the research or development stage. Such companies may also be dependent on key personnel with limited experience.

Investing in Technology Growth Sectors. Investing in securities and other instruments of technology growth companies and biotechnology companies also involves substantial risks, including, among others, the following: certain companies in the portfolio of the Fund may have limited operating histories; rapidly changing technologies may cause products to quickly become obsolete; cyclical patterns in information technology spending may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training may slow or impede companies’ growth; the possibility of lawsuits related to technological patents; changing investors’ sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) may have an adverse effect on the price of underlying securities; volatility in the U.S. stock markets affecting the prices of technology company securities may cause the performance of the Fund to experience substantial volatility; and certain pharmaceutical and biotechnology companies may be subject to extensive government regulation. In addition, obtaining governmental approval for new products from governmental agencies can be lengthy, expensive and uncertain.

Concentration of Investments in Certain Industries and in Limited Issuers.   The Fund may concentrate its investments in certain industries, including initially in companies in the computer technology, medical and healthcare and business, financial and consumer goods industries. Because the Fund invests in companies that the Advisers believe will benefit from advances or improvements in technology, it may invest in companies, that although in different industries, are related in such a way that they react similarly to certain market pressures. (See "--Investing in Technology Growth Sectors.") Because the portfolio of the Fund may be concentrated in certain industries or sectors, the investment risk is greater than if the portfolio were invested in a more diversified manner among a broader range of industry sectors. The Fund, as a non-diversified portfolio, under the 1940 Act will be able to invest a greater percentage of its assets in specific issuers than a diversified portfolio. However, the Fund will be subject to certain diversification requirements imposed under the Internal Revenue Code. Although the Fund’s investments in different issuers are intended to reduce the Fund’s exposure to adverse events associated with specific issuers, the number of investments by the Fund will be limited. As a consequence, the Fund is subject to increased risk and volatility because of the impact (positive or negative) that any one issuer may have on the Fund’s performance.

Investments in IPOs. The Fund may purchase shares in IPOs. IPOs involve additional risks that securities of larger, more seasoned companies do not entail. Securities in IPOs generally are subject to more price volatility than comparable securities of similar issuers. Because of the size of many IPOs, there also could be less secondary market trading for such securities and, accordingly, such shares could be less liquid.

Private or Illiquid Portfolio Investments. The Fund may invest up to 10% of its net assets, measured at the time the investment is made, in private or illiquid securities. These securities are subject to legal and other restrictions on transfer, and there is no liquid market for such securities. The market prices, if any, for such securities tend to be volatile and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value at the time of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Investment and Trading Risk. All investments risk the loss of capital. The Fund will have limited diversification, which, in certain circumstances, can magnify the adverse impact of market events to which the Fund’s portfolio may be subject.

Securities Believed to be Undervalued or Incorrectly Valued. Securities which the Sub-Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Advisers anticipate. As a result, the Fund may lose all or substantially all of its investment in any particular instance.

Foreign Investments. The Fund generally intends to invest primarily in securities of domestic companies. However, the Fund has the right to invest in foreign securities, including those that do not trade on an established U.S. market. To the extent that the Fund exercises this right, such investments involve certain risks typically not associated with investing in U.S. securities. Such risks include, among others, those that derive from political or economic uncertainties, the scarcity of publicly available information about foreign companies, different financial reporting standards from those of United States companies, lack of liquidity and greater volatility than for U.S. securities and greater trading and custodial costs.

Borrowing. The Fund reserves the right to borrow money for any purpose when deemed appropriate by the Advisers, including meeting repurchase requests or paying the Incentive Fee that would otherwise result in the premature liquidation of investments. The Advisers, however, generally do not intend to borrow money for the purpose of leveraging the Fund’s investments. If the Fund were to use leverage to acquire investments, any event which adversely affected the value of an investment acquired with leverage would be magnified.

Hot Issues. A portion of the return of the Fund could result from investing in "hot issues" as currently defined under the Rules of the National Association of Securities Dealers, Inc. (the "NASD Rules"), which restrict certain persons from receiving proceeds from securities which are "hot issues." Currently, the NASD Rules do not apply to interests held in registered investment companies. The NASD Rules could be amended to apply to all IPOs and/or to change or amend the categories of restricted persons. The Fund will restrict any restricted person from receiving proceeds from securities subject to the NASD Rules, as they may be amended. In the event that the NASD amends its Rules, each Investor agrees to complete a questionnaire created by the Manager, if so requested, to determine its continued eligibility to participate in "hot issues" and/or IPOs generally under the NASD Rules.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Private Placement Memorandum and consult with their own advisors before deciding whether to invest in the Fund. No assurance can be made that the investment objective of the Fund will be achieved in whole or in part or that losses will not be incurred by Investors.

MANAGEMENT

A number of different entities provide services to the Fund. This sections describes how the Fund is organized, identifies the different service providers to the Fund, and explains how these service providers are compensated.

About the Trust

The Trust was organized as a Delaware business trust on April 12, 2001. The Board of Trustees of the Trust supervises the Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Investment Adviser and Sub-Adviser

BTNA is the Manager and investment adviser of the Fund and is located at 630 Fifth Avenue, New York, New York 10111. Glynn Capital Management LLC is the Sub-Adviser of the Fund and is located at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, California 94025.

The Manager is a federally chartered bank and a wholly-owned subsidiary of The Bessemer Group, Incorporated ("BGI"), a bank holding company with offices in the United States and abroad. As one of the oldest "family offices" in the United States, BGI, directly as well as indirectly through its various subsidiaries, has provided investment expertise in managing diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to a select group of high net worth individuals and multigenerational family groups since 1907. As of December 31, 2000, the Manager and its affiliates supervised over $37.1 billion of client assets, of which they directly managed approximately $32.6 billion, including approximately $3.6 billion in private investment funds. As a national bank, the Manager generally is exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") until May 2001. In order to comply with certain requirements of the Gramm-Leach-Bliley Act, the Manager’s mutual fund advisory responsibilities will be transferred to Bessemer Investment Management LLC ("BIM"), a new wholly-owned subsidiary of the Manager, which will register as an investment adviser under the Advisers Act. At that time, BIM will assume the role of the Manager.

The Sub-Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The Sub-Adviser has expertise in managing small and mid cap and growth portfolios for individuals and private investment funds. As of December 31, 2000, the Sub-Adviser supervised over $400 million of client assets, including a private investment fund sponsored by the Manager with substantially similar investment objectives and policies as the Fund. The Manager owns a 24.9% limited participation interest in the Sub-Adviser (which interest will, on March 31, 2003, either become a 24.9% full participation interest, be reduced to a 0% interest or be increased to a 51% full participation interest).

The following people are primarily responsible for the day-to-day management of the Fund’s portfolio:

John W. Glynn, Jr. has been responsible for analyzing and making investments in public and private emerging growth companies since 1972. He joined American Express in 1970 to manage its venture capital partnership. While at American Express, he worked with the staff of the American Express Investment Management Company which managed a family of mutual funds and pension and endowment portfolios. In 1974, he founded Lamoreaux, Glynn and Associates together with Philip A. Lamoreaux to pursue investment management services for a limited number of individual clients. In 1983, he founded Glynn Capital Management, a sole proprietorship that became a limited liability company in 2000 ("Glynn Capital Management"). Mr. Glynn received his undergraduate degree from the University of Notre Dame in 1962, his law degree from the University of Virginia School of Law in 1965, and his MBA from Stanford Business School in 1970.

Steven J. Rosston has been involved in all aspects of Glynn Capital Management’s business with particular emphasis on analyzing investments in communications companies and software companies since 1990. From 1986 to 1990, he served as a product manager and managed product marketing for ROLM, a telecommunications equipment manufacturer. His responsibilities included formulating business and product strategies, managing cross-functional development teams, and maximizing product line profitability for three different divisions. Mr. Rosston received his undergraduate degree in economics from Harvard University in 1981 and his MBA and JD degrees from Stanford Business School and Stanford Law School, respectively, in 1986.

Jacqueline M. Glynn has been involved in all aspects of Glynn Capital Management’s business with particular emphasis on analyzing investments in software companies and internet companies since 1993. From 1989 to 1991, she worked as an analyst in the investment banking department of Alex. Brown & Sons Incorporated. Her responsibilities included evaluating and participating in various corporate financings. Ms. Glynn received her undergraduate degree in history from Davidson College in Davidson, North Carolina in 1989 and received her MBA from Darden School at the University of Virginia in 1993.

Scott J. Jordon has been involved in all aspects of Glynn Capital Management’s business with particular emphasis on analyzing investments in communications companies since 1999. From 1997 to 1999, while a student at Stanford University, he worked for Infoseek Corporation in the business development and strategic marketing divisions. From 1993 to 1996, he worked at Morgan Stanley in the mergers and acquisitions group in New York and Hong Kong. While at Morgan Stanley he evaluated strategic acquisitions and financings in a variety of industries, including several in the communications and related fields. In 1996, he joined Tiger Management, a hedge fund that managed investments for a number of large institutions and pension funds. Mr. Jordon received his undergraduate degree from the University of California at Berkeley in 1993 and his MBA from the Graduate School of Business at Stanford University in 1999.

Management Fee and Expenses

Management Fee

The Fund will pay the Manager a monthly management fee (the "Management Fee"), prorated for partial periods, payable on the first business day of each month, equal to 1/8th of 1.0% (1.5% on an annualized basis) of the Fund’s net assets (including new purchase orders) as of the opening of business on the first business day of each month. For this fee, the Manager will be responsible for providing or securing advisory, administrative and accounting services to the Fund. In addition, the Manager will be responsible for obtaining transfer agency and custody services for the Fund and shall be solely responsible for paying such fees. The Manager will generally manage the affairs of the Fund and supervise the Sub-Adviser and other service providers to the Fund. The Manager will pay the Sub-Adviser 33-1/3% of the Management Fee for so long as the Sub-Adviser serves as sub-adviser to the Fund.

Incentive Fee

The Manager also will be entitled to receive the Incentive Fee which is defined as an annual incentive fee of 15% of the net capital appreciation of the Fund in excess of any prior "high water mark." Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the fiscal year over the fair market value of the Fund’s net assets at the beginning of the fiscal year (or the fair market value of the Fund’s net assets at inception for the period ending October 31, 2001), adjusted for current year’s contributions and distributions. No Incentive Fee will be payable unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent contributions and distributions) as of any prior fiscal year, and any Incentive Fee will be calculated on only the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) does not exceed the prior "high water mark," no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets does exceed any prior "high water mark," the Incentive Fee will be 15% of the amount by which such fair market value exceeds such prior "high water mark." For purposes of determining the Incentive Fee, the Fund’s net assets shall include portfolio assets, accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

The Incentive Fee will be measured from November 1 through October 31 of each year. The Incentive Fee for the preceding fiscal year, if any, shall be paid by the Fund as follows: (i) 90% to be paid within 30 days after the Fund’s fiscal year-end; and (ii) the balance to be paid within 30 days after the completion of the Fund’s audit for the fiscal year. The Manager intends to assign the Incentive Fee to the Sub-Adviser so long as the Sub-Adviser acts in that role for the Fund. The Fund reserves the right to borrow money, consistent with the requirements of the 1940 Act, to pay the Incentive Fee. The Manager intends to pay the Sub-Adviser the Incentive Fee so long as the Sub-Adviser is employed as such by the Fund. If the Sub-Adviser’s employment to the Fund is terminated during a fiscal year, it will be entitled to receive a pro-rated portion of the Incentive Fee for the fiscal year in which the Sub-Adviser is terminated.

Accrual of Incentive Fee

The Fund will accrue monthly a liability for the Incentive Fee payable equal to 15% of the month’s net capital appreciation in excess of the "high water mark." The month’s net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the month over the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for the current month’s contributions and distributions. This liability will be reduced (but not below zero) on any accrual period by 15% of the net capital depreciation of the Fund. Net capital depreciation is the excess of the fair market value of the Fund’s net assets at the beginning of the month (or the fair market value of the Fund’s net assets at inception for the first month), adjusted for the current month’s contributions and distributions, over the fair market value of the Fund’s net assets at the end of the month. The Fund’s net assets shall include portfolio assets and accrued income, and be decreased by liabilities and accrued expenses (excluding any accrual for this Incentive Fee). If an Incentive Fee is paid by the Fund for a particular fiscal year, the amount of the Incentive Fee accrual will be reduced by the amount paid by the Fund. For purposes of determining the Incentive Fee accrual, the Fund’s net asset value will be reduced or increased by the amount of the Incentive Fee accrual, thereby affecting the purchase price and redemption price of Interests purchased or sold during the fiscal year.

The purpose of the accrual is to ensure fairness in the payment of the Incentive Fee by Investors who purchase or redeem Interests during a fiscal year. For example, without the Incentive Fee accrual, Investors who redeem during a fiscal year would benefit from capital appreciation in the Fund’s portfolio because the net asset value of the Interests is determined by reference to the current value but would not have to pay a proportionate part of any Incentive Fee due. Purchasing Investors and Investors remaining in the Fund could be disproportionately affected. Because the Incentive Fee is based on the performance of the Fund over the course of the entire fiscal year, it is possible that the Incentive Fee accrual could be reversed by a decline in the value of the Fund’s assets or in the Fund’s performance generally. In that case, some or all of the Incentive Fee accrual borne by the Investor who redeemed its Interests would be retained by the Fund. No adjustment to a purchase or redemption price will be made after it is received or paid by the Fund.

Other Expenses

The Fund bears certain of its own expenses, including, but not limited to, investment expenses (e.g., brokerage commissions, interest expense, travel and consulting and other professional fees related to particular investments), legal expenses, fees to the Manager, auditing and tax preparation expenses, and other similar expenses related to the Fund. Except as expressly provided below, to the extent that services are provided or paid for by the Manager, it will be reimbursed by the Fund. Organizational costs of the Fund and offering expenses will be borne by the Manager and will not be reimbursed by the Fund.

The Administrator/Transfer Agent

The Manager directly provides the Fund with certain administration services, including general supervision of the Fund’s operation, coordination of the other services provided to the Fund, compilation of information for reports to the U.S. Securities and Exchange Commission ("SEC") and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. The Manager also furnishes office space and certain facilities to conduct the Fund’s business. The Manager also will keep records detailing the Investors in the Fund and the amount of their Interests. The Manager also is responsible for obtaining other services to be provided to the Fund, including transfer agency and custody services. The Manager will be solely responsible for providing or paying for the services described in this section. As described above, the Manager will provide such services for the Management Fee, and will not be entitled to receive any additional fee for providing these services.

The Custodian

The Manager is responsible for securing custody services for the Fund. Bessemer Trust Company ("BTC"), a state chartered bank, will serve as Custodian of the Fund. It is anticipated that The Bank of New York will provide sub-custody services pursuant to a sub-agreement with BTC. The Manager will be solely responsible for paying the fees incurred for providing custody services to the Fund.

Brokerage Selection

Portfolio transactions will be allocated to brokers by the Advisers. In selecting brokers and dealers to effect portfolio transactions, the Advisers have authority to and may consider such factors as price, the ability of the brokers and dealers to effect the transaction, their facilities, reliability and financial responsibility and any products or services provided by such brokers and dealers. Such products and services generally may be of benefit to the Fund but may not directly relate to transactions on behalf of the Fund.

Accordingly, if the Advisers determine in good faith that the amount of transaction costs (e.g., commissions, markups and markdowns) imposed by a broker or dealer is reasonable in relation to the value of the products or services provided by such broker or dealer, the Advisers may incur transaction costs to such broker or dealer in an amount greater than the amount that might be incurred if another firm was used. Research products or services may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer-related costs and expenses) providing lawful and appropriate assistance to the Advisers in the performance of their investment decision-making responsibilities. "Soft dollar" payments or rebates of amounts paid to brokers and dealers may arise from over-the-counter principal transactions, as well as exchange traded agency transactions.

The Advisers also may execute trades through affiliated broker-dealers, and may aggregate trades of the Fund with trades of other advisory accounts over which they have investment responsibility.

Control Persons

As of the date of the Registration Statement, BGI is a control person of the Fund because it owns 100% of the Interests, having invested the initial seed money of $100,000. After the initial placement of Interests with other Investors, it is not anticipated that any Investor will own 25% or more of the Interests.

INTERESTS IN THE FUND

Interests in the Fund are not freely transferable but the Fund, consistent with Rule 23c-3 under the 1940 Act, will offer to repurchase Interests quarterly at net asset value. An investment in the Fund is suitable only for certain sophisticated investors who meet the definition of an "accredited investor" under Regulation D of the Securities Act of 1933 Act, as amended (the "1933 Act"). Because the Fund charges a performance fee, an investment in the Fund also may be made only by investors who meet the definition of a "qualified client" under Rule 205-3 under the Advisers Act.

Purchase of Interests

Interests in the Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. All investments in the Fund are made without a sales load, at the net asset value ("NAV") next determined after an order is received by the Fund and accepted by the Manager. The Fund will accept purchase orders during the first four (4) Business Days (as defined below) of May 2001 and thereafter on the last Business Day (as defined below) of each month. Purchase orders will be accepted on such days until the Fund’s NAV calculation time. Purchases will be made at the NAV next determined after the order is received by the Fund and accepted by the Manager.

Only "qualified clients" as defined under Rule 205-3 under the Advisers Act are eligible to invest in the Fund. An Investor in the Fund also must be an "accredited investor," as that term is defined under Rule 501(a) of Regulation D under the 1933 Act. Prior to purchasing Interests in the Fund, a potential Investor must complete a Subscription Agreement demonstrating its eligibility to purchase Interests, and will not become an Investor unless and until the Manager accepts the Subscription Agreement. Bessemer Investor Services, Inc. ("BIS"), a wholly-owned subsidiary of BTNA and a registered broker-dealer, will serve as the placement agent for the Fund. Each Investor will agree in the Subscription Agreement not to transfer its Interests to a person other than the Fund. The purpose of the transfer restriction is to ensure that only "qualified clients" and "accredited investors" hold interests in the Fund. Investors may redeem their Interests quarterly pursuant to the Fund’s quarterly repurchase of Interests. (See "Redemption or Repurchase of Interests.")

The NAV of the Fund is determined as of 4:00 P.M., Eastern Time ("Valuation Time"), at least once a week on a day that the New York Stock Exchange ("NYSE") is open ("Business Day"), and is calculated every Business Day for the five days immediately preceding a repurchase request deadline (as defined below). In addition, the Fund will determine the NAV of the Fund on each day that new Interests are sold and when existing Investors’ Interests are repurchased by the Fund. The NAV per Interest is calculated by dividing the aggregate value of the Fund’s assets less all liabilities, including any accrual of the Incentive Fee, by the number of Interests outstanding. The Fund values portfolio securities at current market value if market quotations are readily available. If market quotations are not readily available, the Fund values those securities at fair value as determined by or pursuant to procedures adopted by the Board.

Trading in securities on European, Far Eastern and other international securities exchanges and over-the-counter markets is normally completed well before the close of business of each Business Day. Trading in foreign securities, however, may not take place on all Business Days or may take place on days other than Business Days. The determination of the prices of foreign securities may be based on the latest market quotations for the securities markets. If events occur that affect the securities’ value after the close of the markets on which they trade, the Fund may make adjustments to the value of such securities for purposes of determining net asset value.

For purposes of determining NAV, the Fund converts all assets and liabilities denominated in foreign currencies into U.S. dollars at the bid prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

The minimum initial investment in the Fund is $250,000, subject to the discretion of the Manager to accept initial investments in lesser amounts. Additional investments may be made in amounts of at least $100,000, subject to the discretion of the Manager to accept lesser amounts. The Manager reserves the right to reject any purchase order for any reason. The Manager will reject any subscription if the investor is not an "accredited investor" as defined under the 1933 Act and a "qualified client" under Rule 205-3 under the Advisers Act.

Redemption or Repurchase of Interests

The Board of Trustees has adopted share repurchase policies as fundamental policies. Those policies, which may not be changed without the vote of the holders of a majority of the Fund’s outstanding Interests, provide that in the months of January, April, July and October, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding Interests from Investors who request repurchase. The price of the repurchase of Interests normally will be the NAV per Interest determined as of the close of business (4:00 p.m., Eastern time) on the last Business Day of January, April, July and October.

Repurchase Procedure. At the beginning of each Repurchase Offer, Investors will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their Interests and the deadline for Investors to provide their repurchase request to the Manager (the "Repurchase Request Deadline"), which is the date the Repurchase Offer ends. The time between the notification of the Investors and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on the 18th day in each of the months of January, April, July and October, or, if the 18th day is not a Business Day, the next Business Day. The repurchase price of the Interests will be the NAV per Interest as of the close of regular trading on the NYSE on the last Business Day of January, April, July and October (the "Repurchase Pricing Date").

The Board of Trustees may establish other policies for repurchases of Interests that are consistent with the 1940 Act and other pertinent laws. Interests tendered by Investors by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to Investors within seven days after each Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline."

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for portfolio securities and reduce the Fund’s value.

Repurchase Amounts. The Board of Trustees, in its sole discretion, will determine the number of Interests that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of Interests outstanding on the Repurchase Request Deadline.

If Investors tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the Interests outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the Interests outstanding, the Fund will repurchase the Interests on a pro rata basis. The Fund may, however, accept all Interests tendered by Investors who own less than 100 units of Interests and who tender all their Interests before accepting on a pro rata basis shares tendered by other Investors.

Notices to Investors. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each Investor between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information Investors should consider in deciding whether or not to tender their Interests. The notice also will include detailed instructions on how to tender Interests. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date under certain circumstances. The notice will describe (i) the procedures for Investors to tender their Interests, (ii) the procedures for the Fund to repurchase Interests on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (v) the procedures that will enable Investors to withdraw or modify their tenders of Interests until the Repurchase Request Deadline. The notice will set forth the NAV of the Interests to be repurchased no more than seven days before the date of notification, and how Investors may ascertain the net asset value after the notification date.

Repurchase Price. The notice of the Repurchase Offer will also provide information concerning the net asset value per Interest, such as the NAV as of a recent date or a sampling of recent net asset values, and a toll-free number for information regarding the Repurchase Offer. All repurchases will be made without a sales load.

Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone a repurchase offer only: (A) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (B) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the SEC may by order permit for the protection of Investors of the Fund.

Liquidity Requirements. The Fund must maintain liquid assets equal to their Repurchase Offer Amount from the time that the notice is sent to Investors until the Repurchase Pricing Date. The Fund will ensure that a percentage if its respective net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of Trustees has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Federal Income Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date hereof. The discussion summarizes only some of the important federal income tax considerations that affect the Fund and Investors. It is not intended as a substitute for careful tax planning. Investors should consult their own tax advisors about their specific tax situation, including the federal, state, local and foreign tax consequences to them of an investment in the Fund. Federal income tax considerations are discussed further in Part B.

As a "regulated investment company," the Fund does not expect to be subject to federal income tax. The Fund will pass on to Investors substantially all of the Fund’s income and gains. Distributions of the Fund’s ordinary income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, if any, will be taxable to Investors as ordinary income. Distributions of a Fund’s net long-term capital gain (generally, the excess of long-term capital gain over short-term capital loss), if any, will be taxable to Investors as long-term capital gain. Corporate Investors may be able to deduct a portion of distributions when determining their taxable income.

Distributions from the Fund normally will be taxable to Investors when paid, whether the distribution is paid in cash or automatically reinvested in Interests. However, distributions declared to Investors of record on a day in October, November or December of one year and distributed in January of the following year will be taxable to Investors as if they were paid on December 31 of the first year. At the end of each year, Investors will be notified as to the federal income tax status of their distributions for the year.

In general, an Investor’s redemptions (including redemptions in-kind) will result in a taxable capital gain or loss, depending on the amount the Investor receives for its redeemed Interests and the amount paid by the Investor for the redeemed Interests. Such gain or loss will be long-term capital gain or loss if the redeeming Investor has held its redeemed Interests for more than one year at the time of redemption.

Foreign Investors may be subject to different tax treatment, including withholding taxes. In certain circumstances, U.S. Investors will be subject to backup withholding at a 31% rate on distributions and redemption proceeds paid by the Fund.

Investors holding Interests through tax-deferred accounts and tax-exempt Investors will be subject to federal income taxation in a manner different than described above. Such Investors should consult their own tax advisors.

Distributions

The Fund can make money in two ways. First, it can earn income such as interest paid on bonds and dividends paid on common stocks. Second, the Fund can also have capital gain if the value of its portfolio securities increases. If the Fund sells a security at a gain, the gain is realized. If the Fund continues to hold the investment, any gain is unrealized. The Fund is not subject to federal income tax on its income and gains distributed to Investors. The Fund intends to pay out substantially all of its income and gains so that it will not be subject to federal income taxation. When the Fund makes a distribution of income and gains, the distribution will be split equally among all Interests. The Fund intends to distribute its income and its realized capital gains at least once a year.

The distribution an Investor receives is based on the number of Interests held on the record date which is usually the day the distribution is declared. Interests are eligible to receive distributions from the settlement date or the trade date of the purchase up to and including the day before the Interests are sold.

Distributions will automatically be re-invested in additional Interests of the Fund unless the Investor specifically requests that distributions be paid in cash. An Investor may request distribution be paid in cash by submitting his or her request in writing. Cash distributions are generally paid within five business days after the end of the month, quarter or year in which the distribution was made. If the Investor sells all of his or her Interests, the Fund will normally pay any distribution that applies to those Interests in cash within five business days after the sale was made.

If an Investor invests in Interests shortly before the Fund makes a distribution, the Investor’s share of the distribution will, in effect, be a taxable return of part of the Investor’s investment in the Fund. Similarly, if an Investor invests in Interests when the Fund holds appreciated securities in its portfolio, the Investor will receive a taxable return of part of the Investor’s investment in the Fund if and when the Fund sells the those securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation in its portfolio.

Authorized Securities

The following table shows the number of securities authorized and the number of securities outstanding:

(1)	(2)	(3)
Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Column Number 2

Unlimited	-0-	$100,000

FURTHER INFORMATION

This Part A provides the information that a prospective Investor should know about the Fund before investing. Additional information about the Fund, including Part B dated April 2001 has been filed with the Securities and Exchange Commission. Part B is available upon request and without charge by writing to the Fund at the address above or by calling (732) 694-5439. Part B is incorporated by reference into this Part A in its entirety. The table of contents of Part B appears below.

Investor inquiries should be directed to Peter Artemiou at (732) 694-5439.

TABLE OF CONTENTS OF PART B

GENERAL INFORMATION HISTORY

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

NON-FUNDAMENTAL INVESTMENT POLICIES

INVESTMENT RISKS

ADDITIONAL INFORMATION ON FUND INVESTMENTS

Permissible Fund Investments

Asset-Backed Securities

Bank Instruments

Commercial Instruments

Convertible Securities

Custodial Receipts

Currency Swaps

Delayed Delivery Transactions

Equity Swap Contracts

Foreign Currency Transactions

Guaranteed Investment Contracts

Interest Rate Transactions

Options on Currencies

Other Investment Companies

Real Estate Investment Trust

Repurchase Agreements

Restricted Securities

Reverse Repurchase Agreements

Securities Lending

Short Sales

Special Situations

Stripped Securities

Tax-Exempt Instruments

U.S. Government Obligations

Use of Segregated and Other Special Accounts

Variable Amount Master Demand Notes

Variable- and Floating-Rate Instruments

Warrants

When-Issued Purchases and Forward Commitments

Portfolio Turnover

Share Repurchase

Determination Of Net Asset Value

MANAGEMENT

COMPENSATION TABLE

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT ADVISORY AND OTHER SERVICES

Independent Accountants and Reports

Counsel

BROKERAGE ALLOCATION AND OTHER PRACTICES

Section 28(e) Standards

TAXATION

General

Excise Tax

Taxation of Fund Investments

Foreign Taxes

Capital Gain Distributions

Other Distributions

Disposition of Fund Shares

Federal Income Tax Rates

Foreign Shareholders

Backup Withholding

New Regulations

FINANCIAL STATEMENTS

Bessemer Funds Trust

Bessemer Sand Hill Investors Fund II

Part B

April 2001

ITEM 14. COVER PAGE AND TABLE OF CONTENTS.

This Part B is not a prospectus. It is intended to provide additional information regarding the Bessemer Sand Hill Investors Fund II (the "Fund") of Bessemer Funds Trust (the "Trust") and should be read in conjunction with the Trust’s Part A dated April 2001. All terms used in Part B that are defined in Part A will have the same meanings assigned in Part A. Copies of Part A may be obtained without charge by writing Bessemer Funds Trust, 630 Fifth Avenue, New York, New York 10111, or by calling (732) 694-5439.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

GENERAL INFORMATION HISTORY

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

NON-FUNDAMENTAL INVESTMENT POLICIES

INVESTMENT RISKS

ADDITIONAL INFORMATION ON FUND INVESTMENTS

Permissible Fund Investments

Asset-Backed Securities

Bank Instruments

Commercial Instruments

Convertible Securities

Custodial Receipts

Currency Swaps

Delayed Delivery Transactions

Equity Swap Contracts

Foreign Currency Transactions

Guaranteed Investment Contracts

Interest Rate Transactions

Options on Currencies

Other Investment Companies

Real Estate Investment Trust

Repurchase Agreements

Restricted Securities

Reverse Repurchase Agreements

Securities Lending

Short Sales

Special Situations

Stripped Securities

Tax-Exempt Instruments

U.S. Government Obligations

Use of Segregated and Other Special Accounts

Variable Amount Master Demand Notes

Variable- and Floating-Rate Instruments

Warrants

When-Issued Purchases and Forward Commitments

Portfolio Turnover

Share Repurchase

Determination Of Net Asset Value

MANAGEMENT

COMPENSATION TABLE

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT ADVISORY AND OTHER SERVICES

Independent Accountants and Reports

Counsel

BROKERAGE ALLOCATION AND OTHER PRACTICES

Section 28(e) Standards

TAXATION

General

Excise Tax

Taxation of Fund Investments

Foreign Taxes

Capital Gain Distributions

Other Distributions

Disposition of Fund Shares

Federal Income Tax Rates

Corporate Investors

Foreign Shareholders

Backup Withholding

Tax Accounting

Other Matters

FINANCIAL STATEMENTS

ITEM 16. GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware business Trust. The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Interests ("Interests") and to establish and designate such Interests into one or more portfolios. Interests may be purchased only by investors who are "qualified clients," as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). An investor whose Subscription Agreement has been accepted by the Manager and who purchases Interests in the Fund is referred to as an "Investor."

The Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of one portfolio, the Bessemer Sand Hill Investors Fund II (the "Fund"). The Fund is "non-diversified" as defined in the 1940 Act. The Fund is an interval closed-end Fund under Rule 23c-3 that will offer to repurchase a portion of its Interests quarterly at net asset value.

ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES

Information concerning the Fund’s investment objective is set forth in Part A. There can be no assurance that the Fund will achieve its objective. The principal features of the Fund’s investment program and the primary risks associated with the investment program are discussed in Part A. The values of the securities in which the Fund invests fluctuate based upon, among other things, interest rates, foreign currency rates, the financial stability of the issuer and market factors.

FUNDAMENTAL INVESTMENT POLICIES:

As a matter of fundamental policy which may not be changed without a majority vote of the Investors, the Fund:

  May not, underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
  May not, purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
  May not, purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
  May not, make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
  May not, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
  May not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer. Notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
  May purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.
  With respect to its share repurchases:

the Fund will make share repurchase offers quarterly (except under the circumstances described below), commencing as soon as practicable, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time;

5%-25% of the Fund’s outstanding common stock will be subject to each repurchase offer;

the repurchase request deadline ("Repurchase Request Deadline") will be the 18th day of January, April, July and October, or if the 18th is not a Business Day, the next Business Day; and

there will be a maximum 14 day period, or the next business day if the fourteenth day is not a business day, between the Repurchase Request Deadline and the date on which the tendered Interests are priced.

NON-FUNDAMENTAL INVESTMENT POLICIES:

The Fund has adopted the following non-fundamental policies which may be changed by a vote of a majority of the Trustees of the Fund without approval of the Investors. The Fund may:

  Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future.
  Not invest or hold more than 10% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.
  Invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.  The Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund’s total assets.
  Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.
  Not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)
  Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

INVESTMENT RISKS

In addition to the investment risks and considerations set forth in Part A identified in certain of the securities descriptions below, there are additional investment risks and considerations associated with an investment in the Fund.

Investments by the Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

The Fund is a non-diversified portfolio, which means that it typically invests in fewer issuers than diversified portfolios. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund’s net asset value. This is not the case with respect to a diversified portfolio. The Fund reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

The Fund may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

The Fund may invest in foreign companies (including investments made through ADRs and similar instruments) and in emerging markets which are subject to additional risks, including less liquidity and greater price volatility. Investment in foreign and emerging markets may also be subject to special risks associated with international trade including currency, political, regulatory and diplomatic risk.

ADDITIONAL INFORMATION ON FUND INVESTMENTS

Permissible Fund Investments

In addition to the principal investment strategies for the Fund, which are outlined in Part A, the Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., the Fund may invest in money market instruments without limit during temporary defensive periods).

Asset-Backed Securities

In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security’s average maturity and limit the potential appreciation in the security’s value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security’s average life and its potential for price depreciation.

Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by GNMA, FNMA, or "Freddie Mac." Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a Trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the investment adviser and used for the purpose of determining the average weighted maturity and duration of the Fund.

Non-Mortgage Asset-Backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain Trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. The investment adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Bank Instruments

Obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers’ acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however, time deposits cannot be traded in the secondary market. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers’ acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

Commercial Instruments

Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by the Fund in commercial paper will consist of issues rated in a manner consistent with the Fund’s investment policies and objectives. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the investment adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor that they are: (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by the Board of Trustees on the advice of the Adviser. Variable-rate instruments acquired by the Fund will be rated at a level consistent with the Fund’s investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this Part B.

Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. The Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

The Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Convertible Securities

The Fund may invest in convertible securities, such as bonds, notes, debentures, preferred stocks and other securities that may be converted into common stock. All convertible securities purchased by the Fund will be rated in the top two categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. Investments in convertible securities can provide income through interest and dividend payments, as well as, an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest include fixed-income and zero coupon debt securities, and preferred stock that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities, generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income or, in the case of zero coupon securities, accretion of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion exchange features. Convertible securities generally are subordinated to other similar debt securities but not to non-convertible securities of the same issuer. Convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation because increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks because they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Custodial Receipts

The Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" and "Certificates of Accrual on Treasury Securities." Although custodial receipts are not considered U.S. Government securities, they are indirectly issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Custodial receipts will be treated as illiquid securities.

Currency Swaps

The Fund also may enter into currency swaps for hedging purposes and to seek to increase total return. In as much as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Fund and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by an NRSRO, or, if unrated, deemed by the Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser.

Delayed Delivery Transactions

In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, the Fund’s delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund’s total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

Equity Swap Contracts

The Fund may from time to time enter into equity swap contracts. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. The Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties’ obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to an Equity Swap Contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. The Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

The Fund may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where the Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund’s equity market exposure consistent with the Fund’s objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

Equity Swap Contracts will not be used to leverage the Fund. The Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody’s or S&P. Since the SEC considers Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, the Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund’s net assets.

The Adviser does not believe that the Fund’s obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund’s obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.

Foreign Currency Transactions

The Fund may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the investment advisor believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the investment advisor believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

The Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the investment advisor believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the Fund securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect the Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The Fund’s custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The Fund is a dollar-denominated mutual fund and therefore consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the Fund’s custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Fund may limit its ability to engage in hedging transactions in response to the policies and concerns of various federal and state regulatory agencies. Such policies may be changed by vote of the Board of Trustees.

Guaranteed Investment Contracts

Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits to the Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

The Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, at which point the GIC may be considered to be an illiquid investment.

Interest Rate Transactions

Among the strategic transactions into which the Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund’s net obligation, if any.

Options on Currencies

The Fund may purchase and sell options on currencies to hedge the value of securities the Fund holds or intends to buy. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

Other Investment Companies

In seeking to attain its investment objective, the Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder or any exemptive orders obtained. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including investment advisory fees. These expenses would be in addition to the investment advisory and other expenses that the Fund bears in connection with its own operations.

Real Estate Investment Trusts

A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Internal Revenue Code of 1986, as amended (the "Code").

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser, the Custodian or an agent of either such party monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate.

Restricted Securities

Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act") absent an exemption from registration. Certain of the permitted investments of the Fund may be restricted securities and the Adviser may invest in restricted securities based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A and Section 4(2) promulgated under the 1933 Act. The Fund may purchase liquid and illiquid restricted securities.

Reverse Repurchase Agreements

At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its Trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by the Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund’s asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

To increase return on portfolio securities, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds one-third of the value of its total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities, including cash collateral received for securities loans. However, the Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on investment collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement the Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Short Sales

The Fund may from time to time enter into short sales transactions. The Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box."

Special Situations

The Fund may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stripped Securities

The Fund may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be full recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund’s net asset value.

Tax-Exempt Instruments

Tax-exempt instruments which are permissible investments include floating-rate notes. Investments in such floating-rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank), and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser’s opinion be comparable to the long-term bond or commercial paper ratings discussed above. The Adviser will monitor the earnings power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings discussed above, including municipal lease obligations and participation interests in municipal securities (such as industrial development bonds and municipal lease purchase payments).

U.S. Government Obligations

The Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

Options, futures and forward foreign currency contracts that obligate the Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Fund’s custodian, or otherwise "covering" the transaction as described below. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by the Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

A forward foreign currency contract that obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund’s obligations. Such a contract requiring the purchase of currencies also requires segregation.

Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, the Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

In the case of a futures contract, the Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require the Fund to deposit margin to the extent necessary to meet the Fund’s commitments.

In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. The Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable Amount Master Demand Notes

Commercial paper which may be purchased by the Fund includes variable-amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a periodic basis (e.g. daily, weekly or monthly) depending upon a stated short-term interest rate index. Both the lender and the borrower may have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The Adviser will monitor on an ongoing basis the earnings power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. In addition, variable-amount master demand notes must meet the demand feature ratings and notice requirements set forth above.

Variable- and Floating-Rate Instruments

The Fund may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument.

The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

Warrants

The Fund is permitted to invest in warrants. Warrants are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued Purchases and Forward Commitments

The Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When the Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund’s commitment. Because the Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Portfolio Turnover

Generally, the Fund will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If the Fund’s annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs. If the Fund frequently turns over its portfolio, it is also more likely to realize short-term capital gains and losses (generally, capital gains and losses on investments held for no more than one year) than long-term capital gains and losses (generally, capital gains and losses on investments held for no more than one year).

Share Repurchase

The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the trustees, including a majority of the disinterested trustees, and only:

If the repurchase would cause the Fund to lose its status as a "regulated investment company" under Subchapter M of the Code;

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

For any period during which an emergency exists as a result of which disposal by the Fund of securities is owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

For such other periods as the SEC may by order permit for the protection of Investors.

Determination Of Net Asset Value

NAV is determined as of the close of regular trading on the NYSE on the last business day of each week, the five business days preceding a Repurchase Request Deadline, and any date that new Interests are priced for purchase or existing Interests are priced for repurchase.

Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. If the quotations are not readily available, or if the values have been materially affected by events occurring after the close of a foreign market, assets may be valued by a method that the Board of Trustees, or the Valuation Committee of the Board of Trustees believes accurately reflects fair value. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System will be valued at last sale prices as quoted by such System or, in the absence of any sale on the valuation date, at latest quoted bid prices. Such bid prices shall be obtained from a reputable independent pricing service.

Other securities (except securities for which current over-the-counter market quotations are readily available) will be valued at latest quoted bid prices. Such bid prices shall be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services.

Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees, or the Valuation Committee of the Board of Trustees.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

To the extent that the Fund invests in foreign securities or engage in Foreign Currency Transactions, all assets and liabilities of the Fund initially expressed in foreign currencies will be converted into U.S. dollars at the bid prices of such currencies against the U.S. dollar last quoted by a major bank prior to the time of conversion.

The Fund may redeem Interests involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an Investor to make full payment for Interests purchased by the Investor. The Fund also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Fund’s responsibilities under the 1940 Act.

ITEM 18. MANAGEMENT

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Part B contains the names of and general background information concerning each Trustee of the Trust.

The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 630 Fifth Avenue, New York, New York 10111. Those Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) are indicated by an asterisk(*).

(1)	(2)	(3)
Name, Address and Age	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years
Eugene P. Beard, 66	Trustee	Adviser, The Interpublic Group of Companies, Inc. (2000 to present); Vice Chairman - Finance and Operations, The Interpublic Group of Companies, Inc. (1995 - 2000)
Howard D. Graves, 61	Trustee	Chancellor, Texas A&M University System (1999 - present); Adviser, Voyager Extended Learning, Inc. (1998 - present); Associate, The International Foundation, Washington, D.C. (1997-2000); Visiting Professor, Lyndon B. Johnson School of Public Affairs, University of Texas at Austin (1998-1999); Director of Military Education Programs, University of Texas at Austin (1997-1998); Director, Recycling Holdings, Inc. (1996-1997); and Superintendent, United States Military Academy, West Point, New York, Lieutenant General, U.S. Army (1991-1996)
Frank E. Helsom,* 59	Trustee	President and Chief Executive Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (2000-present); Senior Executive Vice President of The Bessemer Group, Incorporated and all bank subsidiaries thereof (1994-present)
Robert M. Kaufman, 71 1585 Broadway New York, NY 10036	Trustee	Partner, Proskauer Rose LLP, Attorneys at Law
John R. Whitmore,* 67	Trustee	Senior Advisor, Bessemer Trust Company, N.A. (1999 to present); President and Chief Executive Officer of The Bessemer Group, Incorporated and subsidiaries of Bessemer Trust Company, N.A., (1975-1998)
* * * * * * * * *
Peter C. Artemieu, 38	Vice President; Assistant Treasurer	Senior Vice President and Controller Alternative Assets, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000). Assistant Vice President The Bessemer Group, Incorporated and all bank subsidiaries (1996-2000).
Laura E. Korfmann, 35	Secretary	Vice President & Assistant General Counsel, The Bessemer Group, Incorporated (2000-present); Associate, Seward & Kissel LLP (1997-2000); Associate, Sills, Cummis, Radin, Tischman, Epstein & Gross (1995-1997)
John G. MacDonald, 44	Treasurer; Chief Financial Officer	Managing Director, CFO and Treasurer, The Bessemer Group, Incorporated (1996-present); Senior Vice President, The Bessemer Group, Incorporated (1987-1997)
Timothy J. Morris, 58	President	Senior Managing Director, The Bessemer Group, Incorporated and all bank subsidiaries thereof (1995-present); Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (1997-present)
Richard Murtagh, 40	Vice President; Assistant Treasurer	Principal & Controller (1997-present), Vice President and Assistant Controller (1987-1997), The Bessemer Group, Incorporated and all bank subsidiaries thereof
Steven L. Williamson, 47	Assistant Secretary	Managing Director and Associate General Counsel, The Bessemer Group, Incorporated, Bessemer Trust Company, N.A. and all bank subsidiaries thereof (1996-present); Vice President & Associate General Counsel, Bessemer Securities Corporation (1996-present); Partner, Chadbourne & Parke, LLP (1986-1996)

The Trust, the Manager, the Sub-Adviser and the Placement Agent have adopted a code of ethics which, contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Release. Each code of ethics, among other things, prohibits each access person of the Fund from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by the Fund, or (ii) was being purchased or sold by the Fund. For purposes of the code of ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. The portfolio manager and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that the Trust’s access persons, other than its "disinterested" Trustees, submit reports to the Trust’s designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, the Manager, and Sub-Adviser are on public file with, and are available from, the SEC.

There will be two standing committees of the Board of Trustees: the Audit Committee and the Nominating Committee. The Audit Committee consists solely of the independent Trustees and is responsible for meeting with the Fund’s auditors to review the Fund’s financial statements and internal procedures. Robert Kaufman, Howard Graves and Eugene Beard serve on the Audit Committee. The Nominating Committee also consists solely of independent Trustees is responsible for recommending interested and independent Trustees. Robert Kaufman, Howard Graves and Eugene Beard serve on the Nominating Committee.

Trustee Compensation

Trustees of the Trust are compensated for their services to the Trust on a flat rate basis as outlined in the following chart.

Board Member Compensation Arrangement

Board Member	Annual Retainer: $10,000
Payable in quarterly installments. Payable pro rata for partial calendar year of service. Meeting Fees: $1,000 per meeting.

The following Compensation Table provides the estimated compensation that will be paid by the Trust to the Trustees for the fiscal year ending October 31, 2001.

COMPENSATION TABLE
Name of Person Position (1)	Aggregate Compensation from Registrant (2)	Total Compensation from Registrant & Fund Complex (3)
Eugene P. Beard, Trustee	$8,000	$29,100
Howard D. Graves, Trustee	$8,000	$29,100
Frank E. Helsom, Trustee	$8,000	$8,000
Robert M. Kaufman, Trustee	$8,000	$29,100
John R. Whitmore, Trustee	$8,000	$29,100

(1) All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

(2) Estimated for the current fiscal year. Each Trustee will receive (i) an annual retainer pro rated for the partial year served of $5,000, plus (ii) a fee of $1,000 for attendance at each board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

(3) Includes compensation received from service on the Board of Directors for the Old Westbury Funds. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund complex.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of the Registration Statement, BGI is a control person of the Fund because it owns 100% of the Interests having invested the initial seed money of $100,000. After the initial placement of initial placement of Interests with other Investors, it is not anticipated that any Investor will own 25% or more of the Interests.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

Bessemer Trust Company, N.A. ("Bessemer" or "Manager") is the investment adviser to the Fund. Glynn Capital Management LLC ("Glynn Capital" or "Sub-Adviser") is the sub-adviser to the Fund.

The Manager is a federally chartered bank and a wholly owned subsidiary of The Bessemer Group, Incorporated ("BGI"), a bank holding company with offices in the United States and abroad. As one of the oldest "family offices" in the United States, BGI, directly as well as indirectly through it various subsidiaries, has provided investment expertise in managing diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to a select group of high net worth individuals and multigenerational family groups since 1907. As a national bank, the Manager generally is exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") until May 2001. In order to comply with certain requirements of the Gramm-Leach-Bliley Act, the Manager’s mutual fund advisory responsibilities will be spun-off into Bessemer Investment Management LLC ("BIM"), a new wholly-owned subsidiary of the Manager. BIM will register as an investment adviser under the Advisers Act and assume the role of the Manager.

Pursuant to the Investment Management Agreement and Sub-Advisory Agreement, the Manager and Sub-Adviser each selects and manages the investment of the Fund. The Sub-Adviser obtains and evaluates economic, statistical and financial information and implements investment policies for the Fund.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Manager or any of its officers, directors, employees or agents, the Manager shall not be subject to liability to the Trust or to any Investor for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Management Agreement became effective with respect to the Fund when approved by the Trustees of the Trust, and continues in effect for two years, and thereafter continues from year to year, provided that such continuation of the agreement is specifically approved at least annually by (a) (i) the Trust’s Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust’s Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Investment Management Agreement will terminate automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Manager on 60 days’ written notice.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Manager or to the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Sub-Advisory Agreement became effective with respect to the Fund as of the execution date and, unless sooner terminated, will continue in full force and effect for two years, and thereafter from year to year, and may be continued with respect to the Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust’s Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust’s Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to the Fund at any time without penalty by the Trust by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund or by the Sub-Adviser on 60 days’ written notice.

Administrator and Transfer Agent. Bessemer will provide or secure the administrative and transfer agency services to the Trust for the bundled Management Fee described in Part A.

Bessemer will provide additional services under an administration agreement ("Administration Agreement"), which was approved by the Board of Trustees. Bessemer receives, as compensation for its services rendered under the Administration Agreement, no additional fee other than the Management Fee described in Part A.

Pursuant to the Administration Agreement, Bessemer has agreed to, among other things, (i) maintain office facilities for the Fund, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Fund, (iii) furnish corporate secretarial services to the Fund, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to Investors and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the other service providers and (vii) generally assist in all aspects of the Trust’s operations. Bessemer bears all expenses incurred in connection with the performance of these services.

Also pursuant to the Administration Agreement, Bessemer will maintain the Investor account records for the Fund, handle certain communications between Investors and the Fund, distribute dividends and distributions payable by the Fund to Investors, and produce statements with respect to account activity for the Fund and its Investors for these services.

The Administration Agreement may be terminated by a vote of a majority of the Trustees or by Bessemer on 60 days written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that Bessemer shall not be liable to the Fund or to its Investors except in the case of Bessemer’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Custodian and Fund Accountant: Bessemer also has agreed to secure custody and accounting services for the Fund. Bessemer Trust Company ("BTC"), a state chartered bank affiliated with Bessemer will provide custody and accounting services to the Fund. Pursuant to the Custody Agreement, BTC will, among other things, (i) provide accounting and bookkeeping services for the Fund, (ii) compute the Fund’s net asset value and net income, (iii) accumulate information required for the Trust’s reports to shareholders and the SEC, (iv) prepare and file the Trust’s federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust performance information.

BTC also will provide custody services to the Fund. BTC intends to delegate custody services to The Bank of New York pursuant to a global sub-agreement it has with The Bank of New York. BTC, however, will be fully responsible for the performance of all custody services. BTC or Bessemer will be solely responsible for paying any fee charged by any sub-custodian and neither the Trust nor the Fund will be responsible for such fees. As Custodian, BTC will maintain custody of the Fund’s securities, cash and other property, deliver securities against payment upon sale and pay for securities against delivery upon purchase, make payments on behalf of the Fund for payment of dividends, distributions and redemptions, endorse and collect on behalf of the Fund all checks, and receive all dividends and other distributions made on securities owned by the Fund.

Bessemer is responsible for any fees owed to BTC for providing custody and accounting services to the Fund. Bessemer shall not be entitled to receive any compensation for securing these services in addition to the Management Fee described in Part A.

Independent Accountants and Reports: The Fund will issue unaudited financial information semi-annually and audited financial statements annually. The Fund will furnish proxy statements and other shareholder reports to Investors of record.

The annual financial statements will be audited by the Fund’s independent accountant. The Board of Trustees has selected Deloitte & Touche LLP, 2 World Financial Center, New York, New York, 10281-1428, as the Fund’s independent accountant to audit the Fund’s books and review the Fund’s tax returns for the Funds’ fiscal year ending October 31, 2001.

Counsel: Morrison & Foerster LLP serves as legal counsel to the Fund. Their address is 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006-1888.

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES.

Subject to investment policies established by the Board of Trustees of the Trust, the Manager is responsible for decisions to buy and sell securities for the Fund, for the selection of broker/dealers, for the execution of the Fund’s securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Manager’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund. Services furnished by such brokers may be used by the Manager in providing investment advisory and investment management services for the Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Manager, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities which are suitable for the Fund as well as for one or more of the other clients of the Manager. Investment decisions for the Fund and for the Manager’s other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Fund believes that over time its ability to participate in volume transactions will produce superior executions for the Fund.

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Interests and by requirements which must be met in order for the Fund to continue to qualify as a "regulated investment company" under the Code.

The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Manager, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Fund will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Manager or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. (However, the Manager and Sub-Adviser are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Manager or Sub-Adviser and their affiliates, and to take into account the sale of Fund interests if the Manager believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.)

Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Fund may purchase securities from underwriting syndicates of which Bessemer or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

Investment decisions for the Fund are made independently from those for another investment company and accounts advised or managed by the Manager. Such other investment company and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another investment company or accounts in executing transactions.

Section 28(e) Standards

Under Section 28(e) of the Securities Exchange Act of 1934, the Manager shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Manager must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided …viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Broker/dealers utilized by the Manager may furnish statistical, research and other information or services which are deemed by the Manager to be beneficial to the Fund’s investment programs. Research services received from brokers supplement the Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Manager and to the Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Manager since the brokers utilized by the Manager as a group tend to follow a broader universe of securities and other matters than the Manager’s staff can follow. In addition, this research provides the Manager with a diverse perspective on financial markets. Research services which are provided to the Manager by brokers are available for the benefit of all accounts managed or advised by the Manager. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Manager is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Manager would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Manager could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Manager with clients other than the Fund. Similarly, any research services received by the Manager through the placement of Fund transactions of other clients may be of value to the Manager in fulfilling its obligations to the Fund. The Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Fund by improving the quality of the Manager’s investment advice. The advisory fee paid by the Fund is not reduced because the Manager receives such services.

Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Manager’s clients, including the Fund.

ITEM 22. TAXATION.

The following information supplements and should be read in conjunction with Part A. Part A describes generally the federal income tax treatment of distributions by the Fund. This section of Part B includes additional information concerning federal income taxes.

General

The Trust intends to qualify the Fund as a regulated investment company under Subchapter M of the Code, as long as such qualification is in the best interests of Investors. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to the Fund, rather than to the Trust as a whole. Accordingly, income, gains and expenses will be determined separately for the Fund.

Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

In addition, the Fund generally must distribute to Investors at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. In general, the Fund also will not be subject to federal income taxation of its investment company taxable income and net long-term capital gain (generally, the excess of short-term capital gain over short-term capital loss) distributed to Investors. For these purposes, these distributions must be made in the same taxable year in which the income and gains are realized by the Fund. However, in certain circumstances, such distributions may be made in the following the taxable year. Furthermore, distributions declared on a day in October, November or December of one taxable year to Investors of record on such day and paid by January 31 of the following taxable year will be treated as paid by December 31 the first taxable year. The Fund intends to distribute its income and gains in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gains.

Excise Tax

A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Fund Investments

Except as otherwise provided herein, gains and losses realized by the Fund on the sale of portfolio securities generally will be capital gains and losses. Such gains and losses ordinarily will be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

In general, if the Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Under Section 1256 of the Code, the Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market and 60%/40% rules.

Under Section 988 of the Code, the Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. The Fund do not anticipate engaging in any derivative transactions which would be subject to these rules.

If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund’s disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if the Fund makes the available election.

Foreign Taxes

Income and dividends received by the Fund from foreign securities and gains realized by the Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

Capital Gain Distributions

Distributions which are designated by the Fund as capital gain distributions will be taxed to Investors as long-term term capital gain (to the extent such distributions equal or exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long an Investor has held the Interests. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to Investors not later than 60 days after the close of the Fund’s taxable year.

Other Distributions

For federal income tax purposes, the Fund’s "earnings and profits" (as determined for such purposes) will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund’s declared dividends exceed the Fund’s net income (as determined at the end of the year), only that portion of the year’s distributions which equals the year’s earnings and profits (generally the Fund’s net investment income and capital gain) will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of an Investor’s basis in its Interests and then capital gain. It is expected that the Fund’s net income, on an annual basis, will equal the dividends declared during the year.

Disposition of Fund Shares

A disposition of Interests pursuant to a redemption (including a redemption in-kind) ordinarily will result in a taxable capital gain or loss to the redeeming Investor, depending on the amount received for the Interests and the cost of the Interests.

If an Investor disposes of Interests within 90 days of having acquired such shares and if, as a result of having acquired those Interests, the Investor subsequently pays a reduced sales charge on a new purchase of Interests of the Fund, the sales charge previously incurred in acquiring the Interests shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other Interests. Also, any loss realized on a redemption of Interests of the Fund will be disallowed to the extent that substantially identical Interests are acquired within the 61-day period beginning 30 days before and ending 30 days after the Interests are disposed of.

If an Investor receives a designated capital gain distribution (to be treated by the Investor as long-term capital gain) with respect to any unit of Interest and such Interest is held for six months or less, then (unless otherwise disallowed) any loss on the sale of that Interest will be treated as long-term capital loss to the extent of the designated capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates

As of the date of this Part B, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special lower tax rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. This lower rate will apply to capital gain distributions by the Fund to the extent the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Investors

Corporate Investors may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate Investor, would qualify for such deduction. A distribution by the Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate Investor generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Investor becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Investors

Under the Code, distributions attributable to ordinary, taxable income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign Investor") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). Such tax withheld generally is not refundable. Withholding will not apply if a distribution paid by the Fund to a foreign Investor is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign Investor), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Gain on the disposition of Interests and capital gain distributions generally are not subject to tax withholding applicable to foreign Investors.

Backup Withholding

The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Investor, unless the Investor certifies that the "taxpayer identification number" ("TIN") provided is correct and that the Investor is not subject to backup withholding, or the IRS notifies the Trust that the Investor’s TIN is incorrect or that the Investor is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the Investor, and may be claimed as a tax payment on the Investor’s federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

Tax Accounting

The Fund may use the so-called "equalization accounting method" to allocate a portion of its earnings and profits (as determined for federal income tax purposes) to redemption proceeds for federal income tax purposes. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming Investors. Although using this method will not affect the Fund’s total returns, it may reduce the amount that otherwise would be distributable to continuing Investors by reducing the effect of purchases and redemptions of Interests on Fund distributions to Investors. The equalization accounting method, however, used by the Fund may not have been expressly sanctioned by the IRS.

Other Matters

Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

The foregoing discussion and the discussions in Part A applicable to each Investor address only some of the federal income tax considerations generally affecting investments in the Fund. Each Investor is urged to consult his or her tax advisor regarding federal, state, local and foreign taxes applicable to him or her.

ITEM 23. FINANCIAL STATEMENTS.

BESSEMER SAND HILL INVESTORS FUND II

STATEMENT OF ASSETS AND LIABILITIES

AT APRIL 13, 2001

(UNAUDITED)

ASSETS
Cash	$ 100,000.00
TOTAL ASSETS	100,000.00
LIABILITIES	0
NET ASSETS	100,000.00
NUMBER OF INTEREST OUTSTANDING	10,000
NET ASSET VALUE PER INTEREST	$ 10.00

PART C

OTHER INFORMATION

Item 24. Exhibits.

1. Financial Statements

Balance Sheet Dated April 2001, provided in Part B, Item 23.

2. Exhibit

Number  Description

(a) - Declaration of Trust, filed herewith.

(b) - Not applicable.

- (c) - Not applicable.

(d) - Not applicable.

(e) - Not applicable.

(f) - Not applicable.

(g)(1) - Form of Investment Advisory Contract with Bessemer Trust Company N.A., filed herewith.

(2) - Form of Investment Advisory Contract with Bessemer Investment Management LLC, filed herewith.

(3) - Form of Sub-Advisory Contract among Bessemer Funds Trust, Bessemer Trust Company, N. A. and Glynn Capital Management LLC, filed herewith.

(4) - Form of Sub-Advisory Contract among Bessemer Funds Trust, Bessemer Investment Management LLC and Glynn Capital Management LLC, filed herewith.

(h) - Not applicable pursuant to General Instruction (G)(3).

(i) - Not applicable.

(j) - Form of Custody and Accounting Agreement with Bessemer Trust Company, filed herewith.

(k)(1) - Form of Administration Agreement with Bessemer Trust Company, N.A., filed herewith.

(2) - Form of Placement Agency Agreement with Bessemer Investor Services, Inc., filed herewith.

(l) - Not applicable, pursuant to General Instruction (G)(3).

(m) - Not applicable.

(n) - Not applicable, pursuant to General Instruction (G)(3).

(o) - Not applicable, pursuant to General Instruction (G)(3).

(p) - Not applicable.

(q) - Not applicable.

(r)(1) - Code of Ethics, Bessemer Funds Trust, filed herewith.

(2) Code of Ethics, Bessemer Trust Company, N.A., filed herewith.

(3) - Code of Ethics, Bessemer Investor Services, Inc., filed herewith.

(4) - Form of Codes of Ethics, Glynn Capital Management LLC, filed herewith.

Item 25. Marketing Arrangements    None.

Item 26.    Other Expenses of Issuance and Distribution

Bessemer Trust Company, N.A. is assuming all of the expenses relating to the organization of the Fund and distribution of Interests in the Fund.

Item 27.    Persons Controlled by or Under Common Control with the Trust.

No person is controlled by or under common control with Registrant.

Item 28.    Number of Holders of Securities

As of the date of the registration statement, The Bessemer Group, Incorporated owns 100% of the Interests because it invested the initial seed money of $100,000.

Item 29.    Indemnification.

Article VII of the Registrant's Declaration of Trust provides for the indemnification of Registrant’s trustees, employees and agents. Subject to certain exclusions, the Declaration of Trust provides:

SECTION 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

SECTION 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Indemnification of Registrant’s investment adviser, investment sub-adviser, administrator, placement agent and custodian by the Registrant is provided for respectively, in:

1. Investment Advisory Contract with Bessemer Trust Company N.A.

2. Sub-Advisory Contract among Bessemer Funds Trust, Bessemer Trust Company, N. A. and Glynn Capital Management LLC

3. Administration Agreement with Bessemer Trust Company, N.A.

4. Placement Agency Agreement with Bessemer Investor Services, Inc

5. Custody and Accounting Agreement with Bessemer Trust Company

Item 30. Business and Other Connections of Investment Adviser.

(a) Bessemer Trust Company, N.A. ("BTNA") manages the Funds’ assets, including buying and selling portfolio securities. BTNA’s address is 630 Fifth Avenue, New York, New York 10111.

BTNA is a subsidiary of The Bessemer Group, Incorporated ("BGI"). BTNA, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services to approximately 1,406 clients with total assets under supervision of over $32,940,000,000 as of December 31, 2000.

To the knowledge of Registrant, none of the directors or officers of BTNA, except those set forth below, is or has been, at any time during the past two fiscal years employed by any entity other than BGI and BTNA.

NAME	POSITION WITH INVESTMENT ADVISER	OTHER BUSINESS CONNECTION

William Acquavella	Director	Principal, Owner of Acquavella Galleries, Inc. 18 E. 79th Street New York, NY
Christopher C. Angell	Director	Partner, Patterson, Belknap, Webb & Tyler LLP 1133 Avenue of the Americas New York, NY 10036-6710
John B. Dodge	Director	President, JBD Development Co. c/o 630 Fifth Avenue New York, NY 10111 Chairman, Burnham Corp. 1241 Harrisburg, PA 17603-2515
Victoria W. Guest	Director	Associate, Heller Ehrman White & McAuliffe LLP (Attorney) 711 Fifth Avenue - 5th Floor New York, NY 10022
Charles M. Johnson	Director	Former Member, Office of the Chairman, Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, CA 94163
David S. Kirkland	Director	Ex-Chairman and Director, Gibraltar Financial Corp.
Gibraltar Financial Services Inc.
6821 SW 125th Terrace
Miami, FL 33156-6244Consultant, Salomon Brothers Inc. (Later named Salomon Smith Barney)
Corporate Headquarters
388 Greenwich Street
New York, NY 10013
On Board of Florida Crystals (Sugar Company) Corporate Headquarters
340 Royal Poinciana Way
Palm Beach, FL 33480-4048
Robert D. Lindsay	Director	President and Chief Executive Officer, Bessemer Securities, LLC 630 Fifth Avenue New York, New York 10111
George D. Phipps	Director	Patricof & Co. Ventures, Inc. (Palo Alto, CA) 2100 Geng Rd. Palo Alto, CA 94303-3307
Charles E. Rice	Director	Chairman, Maypole Venture Partners LLC, Vice Chairman, Bank of America Corporation 50 North Laurel Street Jacksonville, FL 33210
Winthrop Rutherford, Jr.	Director	Director, Butler Capital Corp. 767 Fifth Avenue of the Americas New York, NY 10153
Partner, White & Case 1155 Avenue of the Americas New York, NY 10036
David Arcella	Senior Vice President	Vice President, Chase Manhattan Bank Corporate Headquarters 270 Park Avenue New York, NY 10017
Paul Barkus	Managing Director	Managing Director Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
Christopher W. Boyett	Principal and Associate Fiduciary Counsel	Member, Holland & Knight 701 Brickell Avenue Miami, FL 33158
Francis Branin	Managing Director	Managing Director Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
Malcolm D. Clarke, Jr.	Principal	Partner/Principal Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
JoAnn Englehardt	Managing Director	Merrill Lynch Trust 249 Royal Palm Way Palm Beach, FL 33480-4321
Thomas J. Frank, Jr.	Principal	Senior Vice President Bus. Development - DLJ Asset Management Group Corporate Headquarters 277 Park Avenue New York, NY 10172
Walter P. Montaigne	Senior Vice President	Vice President DLJ Asset Management 600 California Street San Francisco, CA 94123
Karen N. Montgomery	Senior Vice President	Portfolio Manager Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
Jeffrey T. Parker	Principal	Vice President - Credit Officer J.P. Morgan & Co. 300 Cresent Court, Suite 400 Dallas, TX 75201
James Pepper	Managing Director	Managing Director Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
Adam G. Psichos	Senior Vice President	Portfolio Manager Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
Karen H. Putnam	Principal	Director of Philanthropic Advisory Services Central Park Conservancy New York, NY 10022
Brandon Reed	Managing Director	Managing Director Brundage, Story & Rose 1 Broadway New York, NY 10004-1007
James V. Le Rose	Principal	Vice President, Chase Manhattan Bank Corporate Manhattan Bank 270 Park Avenue New York, NY 10017
Bruce Wojak	Principal	Nat’l Director - Private Client Mktg., Brown 63 Wall Street New York, NY 10005

(b) Glynn Capital Management LLC.

The description of ("Glynn Capital") in Parts A and B of the Registration Statement are incorporated by reference herein. The address of Glynn Capital is 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park 94025. To the knowledge of Registrant, none of the directors or officers of Glynn Capital, except as set forth below, is or has been, at any time during the past two fiscal years employed by any entity other than Glynn Capital.

Name	Position with Sub-Adviser	Other Business Connection
Frank E. Helson	Director	President and Chief Executive Officer, The Bessemer Group, Incorporated

630 Fifth Avenue

New York, NY 10111

Senior Executive Vice President of The Bessemer Group, Incorporated
630 Fifth Avenue
New York, NY 10111

Item 31. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Bessemer Funds Trust, 630 Fifth Avenue, New York, New York 10111.

(b) BTNA and later Bessemer Investment Management, LLC will maintain all Records relating to its services as investment adviser and administrator at the offices of BTNA, 630 Fifth Avenue, New York, New York 10111.

(c) Bessemer Trust Company maintains all Records relating to its services as custodian and accountant at the offices of Bessemer Trust Company, 100 Woodbridge Center Drive, Woodbridge, NJ 07095.

(d) Glynn Management LLC will maintain all Records relating to its services as investment sub-adviser at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park 94025.

(e) Bessemer Investor Services, Inc. will maintain all Records relating to its services as placement agent at the offices of Bessemer Investor Services, Inc., 630 Fifth Avenue, New York, New York 10111.

Item 32. Management Services.

Other than as set forth under the captions "Management" in Part A of this Registration Statement and "Investment Advisory and Other Services" in the Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 33. Undertakings.

   Not applicable.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York on the 18th day of April, 2001.

BESSEMER FUNDS TRUST

By /s/_Laura E. Korfmann____________

Laura E. Korfmann

Secretary

BESSEMER FUNDS TRUST

FILE NO. 811-10355

EXHIBIT INDEX
Exhibit Number	Description
EX-2(a)	Declaration of Trust
EX-2(g)(1)	Form of Investment Advisory Contract with Bessemer Trust Company, N.A.
(2)
Form of Investment Advisory Contract with Bessemer Investment Management LLC
(3)
Form of Sub-Advisory Contract among Bessemer Funds Trust, Bessemer Trust Company, N.A. and Glynn Capital Management LLC
(4)
Form of Sub-Advisory Contract among Bessemer Funds Trust, Bessemer Investment Management LLC and Glynn Capital Management LLC
EX-2(j)	Form of Custody and Accounting Agreement with Bessemer Trust Company
EX-2(k)(1)	Form of Administration Agreement with Bessemer Trust Company, N.A.
(2)
Form of Placement Agency Agreement with Bessemer Investor Services, Inc.
EX-2(r)(1)	Code of Ethics, Bessemer Funds Trust
(2)
Code of Ethics, Bessemer Trust Company, N.A.
(3)
Code of Ethics, Bessemer Investor Services, Inc.
(4)
Form of Code of Ethics, Glynn Capital Management LLC

Exhibit 2(a)

DECLARATION OF TRUST

OF

BESSEMER FUNDS TRUST

WHEREAS, THIS DECLARATION OF TRUST is made and entered into as of April 11, 2001, by the Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth.

NOW, THEREFORE, the Board hereby declares that the Board will hold in trust all cash, securities and other assets which the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Interests in this Trust.

ARTICLE I

Name and Definitions

SECTION 1. NAME. This Trust shall be known as Bessemer Funds Trust and the Board shall conduct the business of the Trust under that name or any other name as it may from time to time determine.

SECTION 2. DEFINITIONS. Whenever used herein, unless otherwise defined or required by the context or specifically provided:

  "1940 Act" means the Investment Company Act of 1940, as amended from time to time, and all terms and requirements that are defined herein by reference to the 1940 Act shall be interpreted as that term or requirement has been modified or interpreted by applicable orders of the Commission or any rules or regulations adopted by, or interpretive releases of the Commission or its staff, and staff no-action letters issued under the 1940 Act;
  "Advisers Act" means the Investment Advisers Act of 1940, as amended from time to time, and all terms and requirements that are defined herein by reference to the Advisers Act shall be interpreted as that term or requirement has been modified or interpreted by applicable orders of the Commission or any rules or regulations adopted by, or interpretive releases of the Commission or its staff, and staff no-action letters issued under the Advisers Act;
  "Board" refers to the Board of the Trust;
  "Declaration of Trust" refers to this Declaration of Trust, as amended or restated from time to time;
  "Commission" shall have the meaning given it in the 1940 Act;
  "Interested Person" has the meaning given it in Section 2(a)(19) of the 1940 Act;
  "Investment Adviser(s)" means a party, or parties, furnishing investment advisory services to the Trust pursuant to any contract described in Article IV, Section 20 hereof;
  "Interest holder" means a record owner of outstanding Interests;
  "Interests" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Interests as well as whole Interests;
  "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;
  "Placement Agent" means any person who as an agent for the Trust, has the right to sell Interests to eligible investors.
  "Series" refers to each series of the Trust established and designated under or in accordance with the provisions of Article III hereof.
  "Trust" refers to Bessemer Funds Trust, which is the Delaware business trust established by this Declaration of Trust, as amended from time to time;
  "Trustees" refers to the persons who have signed this Declaration of Trust, so long as they continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons only in their capacity as trustees of the Trust;
  The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust;

ARTICLE II

Purpose of Trust and Offices

SECTION 1. PURPOSE OF THE TRUST. The purpose of the Trust is to conduct, operate and carry on the business of a closed-end non-diversified management investment company registered under the 1940 Act through one or more Series investing primarily in securities.

SECTION 2. PRINCIPAL OFFICE. The principal office of the Trust is: 630 Fifth Avenue, New. York, New York 10111. The Board may, from time to time, change the location of the principal office of the Trust to any place within or outside the State of Delaware.

SECTION 3. DELAWARE OFFICE. The Board shall establish a registered office in the State of Delaware and shall appoint as the Trust’s registered agent for service of process in the State of Delaware an individual resident of the State of Delaware or a Delaware corporation or a corporation authorized to transact business in the State of Delaware; in each case the business office of such registered agent for service of process shall be identical with the registered Delaware office of the Trust.

SECTION 4. OTHER OFFICES. The Board may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.

ARTICLE III

Interests

SECTION 1. DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Interests, without par value. The Board may authorize the division of Interests into separate Series. The different Series shall be established and designated, and the variations in the relative rights and preferences as among the different Series shall be fixed and determined, by the Board.

No Interests shall have any priority or preference over any other Interests of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series. All dividends and distributions shall be made ratably among all Interest holders of a particular Series from the assets held with respect to such Series according to the number of Interests of such Series held of record by such Interest holder on the record date for any dividend or distribution or on the date of termination, as the case may be. Interest holders shall have no preemptive or other right to subscribe to any additional Interests or other securities issued by the Trust or any Series. The Board may from time to time divide or combine the Interests of any particular Series into a greater or lesser number of Interests of that Series.

SECTION 2. OWNERSHIP OF INTERESTS. The ownership of Interests shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Interests of each Series. No certificates certifying the ownership of Interests shall be issued except as the Board may otherwise determine from time to time. The Board may make such rules as it considers appropriate for the transfer of Interests of each Series and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Interest holders of each Series and as to the number of Interests of each Series held from time to time by each.

SECTION 3. INVESTMENTS IN THE TRUST. Investments may be accepted by the Trust from such Persons who are "accredited investors" as defined under the Securities Act of 1933, as amended and "qualified clients" as defined under the Advisers Act, at such times, on such terms, and for such consideration as the Board from time to time may authorize.

SECTION 4. STATUS OF INTERESTS AND LIMITATION OF PERSONAL LIABILITY. Every Interest holder by virtue of having become a Interest holder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Interest holder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Interest holder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Interest holder under this Trust. Ownership of Interests shall not entitle the Interest holder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Interest holders as partners.

SECTION 5. ESTABLISHMENT AND DESIGNATION OF SERIES. The establishment and designation of any Series of Interests shall be effective upon the adoption by a majority of the then Trustees, of a resolution that sets forth such establishment and designation. Each such resolution shall be incorporated herein by reference upon adoption.

Interests of each Series established pursuant to this Section 5, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

(a) ASSETS and LIABILITIES HELD WITH RESPECT TO A PARTICULAR SERIES. All consideration received by the Trust for the issue or sale of Interests of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the other assets of the Trust and every other Series and are referred to as "assets belonging to" that Series. The assets belonging to a Series shall belong only to that Series for all purposes, and to no other Series, and shall be subject only to the rights of creditors of that Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be between and among one or more Series as the Treasurer, subject to the supervision of the President, Chairman of the Board, if any, and the Board itself, deems fair and equitable. Each such allocation shall be conclusive and binding upon the Interest holders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held in trust for the benefit of the Interest holders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged between and among any one or more of the Series in such manner as the Board deems fair and equitable. Each such allocation shall be conclusive and binding upon the Interest holders of all Series for all purposes.

Without limiting the foregoing, but subject to the right of the Treasurer, subject to the supervision of the President, Chairman of the Board, if any, and the Board itself, to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and, unless otherwise provided in this Declaration, none of the debts, liabilities, obligations, expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets of such Series. Notice of this contractual limitation on liabilities among Series may, in the Board’s discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of the Delaware Act of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Interest holder or former Interest holder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

(b) DIVIDENDS, DISTRIBUTIONS, REDEMPTIONS, AND REPURCHASES. Notwithstanding any other provisions of this Declaration of Trust, no dividend or distribution including, without limitation, any distribution paid upon termination of the Trust or of any Series with respect to, nor any redemption or repurchase of, the Interests of any Series shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Interest holder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Interest holder has such a right or claim hereunder as a Interest holder of such other Series. The Board shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Interest holders.

(c) EQUALITY. All the Interests of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series).

(d) FRACTIONS. Any fractional Interest of a Series shall carry proportionately all the rights and obligations of a whole Interest of that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Interests and termination of the Trust.

(e) EXCHANGE PRIVILEGE. The Board shall have the authority to provide that the holders of Interests of any Series shall have the right to exchange said Interests for Interests of one or more other Series of Interests in conformity with such requirements and procedures as may be established by the Board.

SECTION 6. INDEMNIFICATION OF INTEREST HOLDERS. If any Interest holder or former Interest holder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been an Interest holder, and not because of his acts or omissions, the Interest holder or former Interest holder (or his heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

ARTICLE IV

The Board and Powers

SECTION 1. MANAGEMENT OF THE TRUST. The business and affairs of the Trust shall be managed by or under the direction of the Board, and it shall have all powers necessary or desirable, convenient or incidental, to carry out that responsibility. The Board may execute all instruments and take all action they deem necessary, desirable, convenient or incidental, to promote the interests of the Trust. Any determination made by the Board in good faith as to what is in the interest of the Trust shall be conclusive. To the extent allowable under federal and state law, the Board may delegate any or all of its responsibilities to one or more officers of the Trust and/or any other Person.

SECTION 2. INITIAL TRUSTEES. The initial Trustees shall be the persons initially signing this Declaration of Trust prior to its amendment and restatement. All of the initial Trustees may resign by written instrument to be effective on the date specified in the instrument ("Resignation Instrument"). However, before resigning as permitted in this paragraph, the initial Trustees shall determine and set forth in the Resignation Instrument the number of Trustees of the Trust and shall appoint their successors.

SECTION 3. NUMBER AND TERM OF OFFICE. The number of Trustees (other than the initial Trustees) constituting the Board shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than ten (10). Each Trustee shall hold office through the term described in this section, or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or has become physically or mentally incapacitated or is otherwise unable to serve fully, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; (d) if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the Interest holders by a vote of at least two-thirds of the outstanding Interests; and (e) any Trustee who meets the requirements of the mandatory retirement policy described in Section 4 must retire.

SECTION 4. QUALIFICATION OF TRUSTEES. Except as provided in the following sentence, no person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 70. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 70, provided that (i) any Trustee who is a Trustee as of April 30, 2001, and who had reached the age of 70 prior to such date may continue to serve as a Trustee of the Trust until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees; and (ii) any person who has already reached the age of 70 may stand for election or appointment, pursuant to a vote of the Trustees, in connection with an investment company reorganization or merger, and any such person may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

SECTION 5. VACANCIES, APPOINTMENT, EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE. Vacancies on the Board may be filled by a majority of the remaining Trustees, though less than a quorum, or by a sole remaining Trustee, unless the Board calls a meeting of Interest holders for the purposes of electing Trustees. In the event that at any time less than a majority of the Trustees holding office at that time were so elected by the holders of the outstanding voting securities of the Trust, the Board shall forthwith cause to be held as promptly as possible, and in any event within sixty (60) days, a meeting of such holders for the purpose of electing Trustees to fill any existing vacancies in the Board, unless such period is extended by order of the Commission.

The death, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy on the Board shall occur, until such vacancy is filled, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board. In the event of the death, resignation, retirement, removal or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to fill vacancies, the Trust’s Investment Adviser(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

SECTION 6. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Board may be held at any place that has been designated from time to time by the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust or the Investment Adviser(s). Any meeting, regular or special, may be held by conference telephone or similar electronic media, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present "in person" at the meeting, unless the 1940 Act defines the term "in person" differently.

SECTION 7. REGULAR MEETINGS. Regular meetings of the Board shall be held at such time as shall from time to time be fixed by the Board. Such regular meetings may be held without notice, unless required so by the 1940 Act or other applicable law.

SECTION 8. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board or the President or the Secretary or any two (2) Trustees.

Notice of the time and place of special meetings shall be delivered to each Trustee personally, or by telephone, first-class mail, express mail, overnight mail, electronic mail, telefacsimile, internet or other similar electronic medium, addressed to each Trustee at that Trustee’s address as it is shown on the records of the Trust. In case the notice is sent by first class mail, it shall be deposited in the United States mail at least seven (7) calendar days before the time of the holding of the meeting. In case the notice is delivered by other means, it shall be given using means whereby it is intended to be received by each Trustee at least twenty-four (24) hours before the time of the holding of the meeting.

SECTION 9. QUORUM. A majority of the authorized number of Trustees shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article IV. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, subject to the provisions of the Declaration of Trust. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by a least a majority of the required quorum for that meeting. Presence by telephone shall constitute presence at the meeting for purposes of obtaining a quorum. If the Board creates a committee pursuant to Article V, a majority of the authorized number of committee members shall constitute a quorum for the transaction of business of such committee, unless the Board designates a lower percentage.

SECTION 10. WAIVER OF NOTICE. Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice or a consent to holding the meeting. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers or consents shall be filed with the records of the Trust or made a part of the minutes of the meeting, either in person or by telephone. Notice of a meeting shall also be deemed given to any Trustee who attends the meeting, either in person or by telephone or similar electronic media, without protesting before or at its commencement the lack of notice to that Trustee.

SECTION 11. ADJOURNMENT. A majority of the Trustees present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

SECTION 12. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than fourteen (14) days, in which case notice of the time and place shall be given before the time of the adjourned meeting in the manner specified in Section 8 of this Article IV to the Trustees who were present at the time of the adjournment.

SECTION 13. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if a majority of the Trustees shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a majority vote of the Board. Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

SECTION 14. POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board, and such Board shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board to the extent that the Trustees determine; employ one or more Investment Advisers to the Series of the Trust; employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a Interest holder servicing agent, or both; provide for the issuance and distribution of Interests by the Trust directly or through one or more Placement Agents or otherwise; redeem, repurchase and transfer Interests pursuant to applicable law; set record dates for the determination of Interest holders with respect to various matters; declare and pay dividends and distributions to Interest holders of each Series from the assets of such Series; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Interest holder servicing agent, Investment Adviser(s) or Placement Agent. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified or required by law, any action by the Board shall be deemed effective if approved or taken by a majority of the Trustees then in office.

Without limiting the foregoing, the Trust shall have power and authority:

(a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combination or associations;

(j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

(k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l) To purchase and pay for entirely out of Trust Property such insurance as the Board may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Interest holders, Trustees, officers, employees, agents, Investment Adviser(s), Placement Agents or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Interests, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Investment Adviser(s), Placement Agent, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

(m) to adopt, establish and carry out pension, profit-sharing, bonus, Interest purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

SECTION 15. DELEGATION OF POWER TO OTHER TRUSTEES. Any Trustee may, by power of attorney, delegate his power for a period not exceeding twelve (12) months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration of Trust except as otherwise expressly provided herein or by resolution of the Board. Except where applicable law may require a Trustee to be present in person, a Trustee represented by another Trustee pursuant to such power of attorney shall be deemed to be present for purposes of establishing a quorum and satisfying the voting requirements.

SECTION 16. DELEGATION OF POWER TO OFFICERS OF THE TRUST. The Board may delegate, either by resolution or by other provision in this Declaration, certain of its powers conferred by this Declaration to the Trust’s officers.

SECTION 17. COMPENSATION. Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board. This Section shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

SECTION 18. PAYMENT OF EXPENSES BY THE TRUST. The Board is authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, Investment Adviser(s), placement agents, auditors, counsel, custodian, transfer agent, Interest holder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

SECTION 19. OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Board shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Board may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

SECTION 20. SERVICE CONTRACTS.

(a) Investment Adviser(s). The Board may authorize the Trust to enter into one or more investment advisory contracts for the Trust or any Series of the Trust, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the Investment Adviser(s) to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Board or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the Investment Adviser(s). The contract may authorize the Investment Adviser(s) to employ one or more investment sub-advisers. The Interest holders of the Trust or any Series shall have the right to vote to approve investment advisory contracts to the extent such approval is required under the 1940 Act.

(b) Placement Agent. The Board may authorize the Trust to enter into one or more contracts for the Trust or any Series, providing for the distribution and sale of Interests to or by the other party, either directly or through selling agents or selected dealers, on terms and conditions acceptable to the Board.

(c) Transfer Agency, Accounting, Administration and Other Services. The Board may authorize the Trust, for the Trust or any Series, to enter into one or more transfer agency, accounting, administration contracts and contracts for such other services necessary or appropriate to carry out the business and affairs of the Trust with any party or parties on terms and conditions acceptable to the Board.

(d) Custodian. The Board shall at all times place and maintain the securities and similar investments of the Trust and of each Series in custody under arrangements that meet the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Board, on behalf of the Trust or any Series, may enter into one or more contracts with a custodian on terms and conditions acceptable to the Board, providing for the custodian, among other things, to (a) hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) receive and receipt for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) disburse such funds upon orders or vouchers, and (d) employ one or more sub-custodians.

(e) The fact that:

(i) any of the Interest holders, Trustees, or officers of the Trust is an Interest holder, director, officer, partner, trustee, employee, Investment Adviser, Placement Agent, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory, management or administration contract, or Placement Agent’s contract, or transfer, Interest holder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Interest holder or has an interest in the Trust, or that (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or Placement Agent’s contract, or transfer, Interest holder servicing or other type of service contract may have been or may hereafter be made also has an advisory, management or administration contract, or Placement Agent’s contract, or transfer, Interest holder servicing or other service contract with one or more other corporations, trust, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Interest holder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Interest holders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

ARTICLE V

Committees

SECTION 1. COMMITTEES. To facilitate certain requirements under the 1940 Act, the Trust shall have a standing Audit Committee and a standing Nominating Committee (collectively, the "Standing Committees"). The Board shall determine the number of members of each committee, and may determine the quorum for each committee, and shall appoint its members. Either the Board or the committee may elect a chair. Each committee member shall serve as such at the pleasure of the Board. The Board may abolish any committee other than the Standing Committees, at any time. Each committee shall maintain records of its meetings and report its actions to the full Board. The Board may rescind any action of any committee, but such rescission shall not have retroactive effect except as agreed by the committee. The Board may delegate to any committee any of its powers, subject only to the express limitations of the 1940 Act.

SECTION 2. AUDIT COMMITTEE. The Audit Committee is responsible for (a) recommending independent accountants for selection by the Board, (b) reviewing the scope of audit, accounting and financial internal controls and the quality and adequacy of the Trust’s accounting staff with the independent accountants and such other persons as may be deemed appropriate, (c) reviewing, as necessary, with the accounting staff and the independent accountants the compliance of transactions between the Trust and any affiliated persons of the Trust, (d) reviewing reports of the independent accountants, and (e) making themselves directly available to the independent accountants and responsible Officers of the Trust for consultation on audit, accounting and related financial matters. The Board may expand or clarify the responsibilities of the Audit Committee by adopting a committee charter or otherwise, but may not narrow the responsibilities set forth here without the consent of the Audit Committee.

SECTION 3. NOMINATING COMMITTEE. The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the Interest holders at any required Interest holder meeting and a person to be appointed to fill any vacancy occurring on the Board. The nomination and selection of those Trustees who are not "interested persons" (as defined under the 1940 Act) shall be committed to the discretion of the disinterested Trustees. The Board may expand or clarify the responsibilities of the Nominating Committee by adopting a committee charter or otherwise, but may not narrow the responsibilities set forth here without the consent of the Nominating Committee.

SECTION 4. OTHER COMMITTEES OF TRUSTEES. The Board may by resolution adopted by a majority of the authorized number of Trustees designate one or more committees in addition to the Standing Committees, each consisting of one (1) or more Trustees, to serve at the pleasure of the Board. The Board may designate one or more Trustees as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee to the extent provided in the resolution of the Board, shall have the authority of the Board, except with respect to:

  the approval of any action which under applicable law also requires Interest holders’ approval or approval of the outstanding Interests, or requires approval by a majority of the entire Board or certain members of said Board;
  the filling of vacancies on the Board or on any committee;
  the fixing of compensation of the Trustees for serving on the Board or on any committee;
  the amendment or repeal of the Declaration of Trust;
  the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable;
  the appointment of any other committees of the Board or the members of these committees.

SECTION 5. MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by and held and taken in accordance with the provisions of Article IV of this Declaration of Trust, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee. Special meetings of committees may also be called by resolution of the Board. Alternate members shall be given notice of meetings of committees and shall have the right to attend all meetings of committees. The Board may adopt rules for the government of any committee not inconsistent with the provisions of this Declaration of Trust.

ARTICLE VI

Officers

SECTION 1. OFFICERS. The officers of the Trust shall be a President, a Secretary, and a Treasurer. The Trust may also have, at the discretion of the Board, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of this Article VI. Any number of offices may be held by the same person.

SECTION 2. ELECTION OF OFFICERS. The officers of the Trust, except such officers as may be appointed in accordance with the provisions of this Article VI, shall be chosen by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

SECTION 3. SUBORDINATE OFFICERS. The Board may appoint and may empower the President to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in this Declaration of Trust or as the Board may from time to time determine.

SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in this Declaration of Trust for regular appointment to that office. The President may make temporary appointments to a vacant office pending ratification by the Board.

SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall if present preside at meetings of the Board and shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the Trust and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board or prescribed by the Declaration of Trust.

SECTION 7. PRESIDENT. Subject to such supervisory powers, if any, as may be vested in the Chairman of the Board, if there be such an officer, the President shall be the chief executive officer and chief operating officer of the Trust and shall, subject to the control of the Board and the Chairman, have general supervision, direction and control of the business and the officers of the Trust. He shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board or this Declaration of Trust. A single person may occupy the positions of Chairman of the Board and President simultaneously.

Pursuant to Article IV, Section 16 of this Declaration, the Board hereby confers upon, and delegates to, the President of the Trust (concurrently with the Treasurer) all powers, duties and obligations conferred upon the Board by: Article III, Sections 5(a) and (b), Article IV, Section 18; and (concurrently with the Secretary) all powers, duties and obligations conferred upon the Board by: Article IV, Sections 6 and 7, and Article VIII.

SECTION 8. VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or if not ranked, the Executive Vice President (who shall be considered first ranked) and such other Vice Presidents as shall be designated by the Board, shall perform all the duties of the President and when so acting shall have all powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board or the President or the Chairman of the Board or by this Declaration of Trust.

SECTION 9. SECRETARY. The Secretary shall keep or cause to be kept at the principal executive office of the Trust, or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of the Board and Interest holders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at Board meetings or committee meetings, the number of Interests present or represented at Interest holders’ meetings, and the proceedings.

The Secretary shall keep or cause to be kept at the principal executive office of the Trust or at the office of the Trust’s registrar, an Interest register or a duplicate Interest register showing the names of all Interest holders and their addresses, the number of Interests held by each, the number and date of certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give or cause to be given notice of all meetings of the Interest holders and of the Board required to be given by this Declaration of Trust or by applicable law and shall have such other powers and perform such other duties as may be prescribed by the Board or by this Declaration of Trust.

Pursuant to Article IV, Section 16 of this Declaration, the Board hereby confers upon, and delegates to, the Secretary of the Trust all powers, duties and obligations conferred upon the Board by: Article IV, Sections 6 and 7, and Article VIII.

SECTION 10. TREASURER. The Treasurer shall be the chief financial officer and chief accounting officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and Interests. The books of account shall at all reasonable times be open to inspection by any Trustee.

The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositaries as may be designated by the Board. He shall disburse the funds of the Trust, shall render to the President and Trustees, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board or this Declaration of Trust.

Pursuant to Article IV, Section 16 of this Declaration, the Board hereby confers upon, and delegates to, the Treasurer of the Trust all powers, duties and obligations conferred upon the Board by: Article III, Sections 5(a) and (b) and Article IV, Section 18.

SECTION 11. AUTHORITY TO EXECUTE AND FILE APPLICATIONS FOR EXEMPTIVE RELIEF. The Officers of the Trust, including, without limitation, the President, Treasurer, any Assistant Treasurer, Secretary, any Assistant Secretary, or any of them are delegated the authority to prepare, execute and file with the Commission, any and all applications for exemptive orders, and any amendments or supplements thereto, that the officers or any of them believe are necessary, desirable or convenient.

ARTICLE VII

Indemnification of Trustees, Officers, Employees and Other Agents

SECTION 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Notwithstanding any provision in the Article, neither the Investment Adviser, Placement Agent or other independent service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article VII, unless such employees are dual officers, employees or other agents of the Trust and such entities, and such officer, employee or other agent was acting solely in his or her capacity as an officer, employee or agent of the Trust.

SECTION 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

  in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

SECTION 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

SECTION 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

  In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or
  In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or
  of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

SECTION 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

SECTION 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

  A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the 1940 Act); or
  A written opinion by legal counsel.

SECTION 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

SECTION 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

SECTION 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6, in any circumstances where it appears:

  that it would be inconsistent with a provision of the Declaration of Trust, a resolution of the Interest holders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
  that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

SECTION 10. INSURANCE. Upon and in the event of a determination by the Board of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Declaration of Trust.

SECTION 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment adviser or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment adviser, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

ARTICLE VIII

Interest Holders’ Voting Powers and Meetings

SECTION 1. VOTING POWERS. The Interest holders shall have only the voting powers expressly granted under the 1940 Act or under the law of the State of Delaware applicable to business trusts. This Declaration shall not confer any independent right to Interest holders to vote on any matter, including the creation, operation, dissolution, or termination of the Trust. The Interest holders shall have the right to vote on other matters only as the Board may consider desirable, and so authorize. To the extent that the 1940 Act or Delaware law is amended, modified or interpreted by rule, regulation, order, or no-action letter to eliminate or limit Interest holders’ right to vote on any specific matter, the Interest holders’ right to vote shall be deemed to be amended, modified or interpreted in accordance therewith without further approval by the Board or the Interest holders.

Currently, the 1940 Act requires that Interest holders have the right to vote, under certain circumstances, to: (a) elect Trustees; (b) approve investment advisory agreements and principal underwriting agreements; (c) approve a change in subclassification; (d) approve any change in fundamental investment policies; (e) approve a distribution plan under Rule 12b-1 of the 1940 Act; and (f) terminate the Trust’s independent public accountant. The Interest holders may vote on any additional matter only as the Board may consider desirable, and so authorize. Interest holders have the right to call special meetings and vote to remove Trustees but only if and to the extent that the Commission staff takes the position by rule, interpretive or other public release, or by no-action letter, that Section 16(c) of the 1940 Act gives them such right.

On any matter that requires Interest holder approval under the 1940 Act, whether Interest holders are required to vote by Series shall be determined by reference to the express requirements of the 1940 Act. On other matters submitted to a vote of the Interest holders in the discretion of the Trustees, or for which the 1940 Act does not expressly specify the voting procedure, all Interests shall be voted in the aggregate and not by Series unless the Trustees determine otherwise. Each whole Interest shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Interest shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Interests may be voted in person or by proxy or in any manner authorized by the Trustees. Unless the Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefacsimile, telephone or through the Internet, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Interest holders of any Series, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Interests may be voted only in person or by written proxy unless the Trustees specifically authorize other permissible methods of transmission. Until Interests of a Series are issued, as to that Series the Trustees may exercise all rights of Interest holders and may take any action required or permitted to be taken by Interest holders by law, or this Declaration of Trust.

SECTION 2. VOTING POWER AND MEETINGS. Meetings of the Interest holders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 5 and for such other purposes as may be prescribed by law or by this Declaration of Trust.

SECTION 3. PLACE OF MEETINGS. Meetings of Interest holders shall be held at any place designated by the Board. In the absence of any such designation, Interest holders’ meetings shall be held at the principal executive office of the Trust.

SECTION 4. CALL OF MEETING. A meeting of the Interest holders may be called at any time by the Board or by the Chairman of the Board.

SECTION 5. NOTICE OF INTEREST HOLDERS’ MEETING. All notices of meetings of Interest holders shall be sent or otherwise given in accordance with Section 6 of this Article VIII not less than seven (7) nor more than one hundred and twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees whom at the time of the notice are intended to be presented for election. Unless otherwise required by the 1940 Act, the notice need not state the purpose for which the meeting is being called.

SECTION 6. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of Interest holders shall be given either personally, or by telephone, first-class mail, express mail, overnight mail, telegram, electronic mail, telefacsimile, internet or other similar electronic medium, charges prepaid, addressed to the Interest holder at the address of that Interest holder appearing on the books of the Trust or given by the Interest holder to the Trust for the purpose of notice. If no such address appears on the Trust’s books or is given, notice shall be deemed to have been given if sent to that Interest holder by telephone, first-class mail, express mail, overnight mail, telegram, electronic mail, telefacsimile, internet or other similar electronic medium to the Trust’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a Interest holder at the address of that Interest holder appearing on the books of the Trust is returned to the Trust by the United States Postal Service marked to indicate that the Postal Service is unable to deliver the notice to the Interest holder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the Interest holder on written demand of the Interest holder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

An affidavit of the mailing or other means of giving any notice of any Interest holder’s meeting shall be executed by the Secretary, Assistant Secretary or other designated agent of the Trust giving the notice and shall be filed and maintained in the minute book of the Trust.

SECTION 7. ADJOURNED MEETING; NOTICE. Any Interest holder’s meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Interests represented at that meeting, either in person or by proxy.

When any meeting of Interest holders is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Board shall set a new record date. Notice of any such adjourned meeting shall be given to each Interest holder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 5 and 6 of this Article VIII. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

SECTION 8. VOTING PROCEDURE. The Interest holders entitled to vote at any meeting of Interest holders shall be determined in accordance with the provisions of the Declaration of Trust, as in effect at such time. The Interest holders’ vote may be by voice vote or by ballot, provided, however, that any election for Trustees must be by ballot if demanded by any Interest holder before the voting has begun. The Trust shall be authorized to solicit, and a Interest holder shall be entitled to submit a proxy ballot containing the voting instructions of such Interest holder, in person, or by mail, telephone, electronic mail, overnight mail, express mail, telefacsimile, telegraph, internet or similar electronic or other medium, as permitted by law, and except that the Trustees or any appropriate officer of the Trust may limit or delineate the types of media and methods by which a Interest holder may submit voting instructions in a proxy statement or in any voting instructions accompanying a proxy statement. On any matter other than elections of Trustees, any Interest holder may vote part of the Interests in favor of the proposal and refrain from voting the remaining Interests or vote them against the proposal, but if the Interest holder fails to specify the number of Interests which the Interest holder is voting affirmatively, it will be conclusively presumed that the Interest holder’s approving vote is with respect to the total Interests that the Interest holder is entitled to vote on such proposal.

SECTION 9. QUORUM AND REQUIRED VOTE. Except when a larger quorum is required by applicable law or by this Declaration of Trust, thirty-three and one-third percent (33 1/3%) of the Interests entitled to vote shall constitute a quorum at a Interest holders’ meeting. When any one or more Series is to vote as a single Series separate from any other Interests, thirty-three and one-third percent (33 1/3%) of the Interests of each such Series entitled to vote shall constitute a quorum at a Interest holder’s meeting of that Series. Any meeting of Interest holders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Interests represented at the meeting shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or by applicable law.

SECTION 10. ACTION BY WRITTEN CONSENT. Any action taken by Interest holders may be taken without a meeting if Interest holders holding a majority of the Interests entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) and holding a majority (or such larger proportion as aforesaid) of the Interests of any Series entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Interest holders. Such consent shall be treated for all purposes as a vote taken at a meeting of Interest holders.

SECTION 11. RECORD DATES. For the purpose of determining the Interest holders of any Series who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than one-hundred and twenty (120) days before the date of any meeting of Interest holders, as the record date for determining the Interest holders of such Series having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Interest holders of record on such record date shall have such right, notwithstanding any transfer of Interests on the books of the Trust after the record date. For the purpose of determining the Interest holders of any Series who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Interest holders of such Series having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series for all or any part of the period between a record date and a meeting of Interest holders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series.

SECTION 12. WAIVER OF NOTICE BY CONSENT OF ABSENT INTEREST HOLDERS. The transactions of the meeting of Interest holders, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present either in person or by proxy and if either before or after the meeting, each person entitled to vote who was not present in person or by proxy signs a written waiver of notice or a consent to a holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any meeting of Interest holders.

Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting.

SECTION 13. PROXIES. Every person entitled to vote for Trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the Trust. A proxy shall be deemed signed if the Interest holder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Interest holder or the Interest holder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy by a writing delivered to the Trust stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing that proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted; provided however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

SECTION 14. INSPECTORS OF ELECTION. Before any meeting of Interest holders, the Board may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may and on the request of any Interest holder or a Interest holder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more Interest holders or proxies, the holders of a majority of Interests or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may and on the request of any Interest holder or a Interest holder’s proxy, shall appoint a person to fill the vacancy.

These inspectors shall:

  Determine the number of Interests outstanding and the voting power of each, the Interests represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;
  Receive votes, ballots or consents;
  Hear and determine all challenges and questions in any way arising in connection with the right to vote;
  Count and tabulate all votes or consents;
  Determine when the polls shall close;
  Determine the result; and
  Do any other acts that may be proper to conduct the election or vote with fairness to all Interest holders.

ARTICLE IX

Records and Reports

SECTION 1. MAINTENANCE OF INTEREST REGISTER. The Trust shall keep at its principal executive office or at the office of its transfer agent or registrar, if it is appointed and as determined by resolution of the Board, a record of its Interest holders, giving the names and addresses of all Interest holders and the number and series of Interests held by each Interest holder.

SECTION 2. MAINTENANCE OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Interest holders and the Board and any committee or committees of the Board shall be kept at such place or places designated by the Board or in the absence of such designation, at the principal executive office of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

ARTICLE X

Miscellaneous

SECTION 1. TERMINATION OF TRUST OR SERIES. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Interests of each Series entitled to vote, voting separately by Series, or by the Board with written notice to the Interest holders. Any Series may be terminated at any time by vote of a majority of the Interests of that Series or by the Trustees with written notice to the Interest holders of that Series.

Upon termination of the Trust (or any Series, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities held, severally, with respect to each Series (or the applicable Series, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets held, severally, with respect to each Series (or the applicable Series, as the case may be), to distributable form in cash or Interests or other securities, or any combination thereof, and distribute the proceeds held with respect to each Series (or the applicable Series, as the case may be), to the Interest holders of that Series, as a Series, ratably according to the number of Interests of that Series held by the several Interest holders on the date of termination.

SECTION 2. MERGER AND CONSOLIDATION. The Board may cause (i) the Trust to be merged into or consolidated with another trust or company; (ii) a Series of the Trust to be merged into another Series of the Trust or another series of another trust or company; (iii) the Interests of the Trust or any Series to be converted into beneficial interests in another business trust (or series thereof), or (iv) the Interests to be exchanged for interests in another trust or company under or pursuant to any state or federal statute to the extent permitted by law.

Such merger or consolidation, must be authorized by vote of a majority of the Interests that are represented at a meeting of the Trust, as a whole and voting in the aggregate, or of any affected Series, as may be applicable, provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

SECTION 3. FILING OF COPIES, REFERENCES, HEADINGS. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Interest holder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

SECTION 4. APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Business Trust Act, as amended from time to time (the "Act"). The Trust shall be a Delaware business trust pursuant to such Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a business trust.

SECTION 5. PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.

(a) The provisions of the Declaration of Trust are severable, and if the Board determines, with the advice of counsel, that any of such provisions are in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

SECTION 6. BUSINESS TRUST ONLY. It is the intention of the Trustees to create a business trust pursuant to the Delaware Business Trust Act, as amended from time to time (the "Act"), and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Act between the Trustees and each Interest holder. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to such Act. Nothing in this Declaration of Trust shall be construed to make the Interest holders, either by themselves or with the Trustees, partners or members of a joint stock association.

SECTION 7. CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed in such manner and by such person or persons as shall be designated from time to time by the Board.

SECTION 8. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

SECTION 9. FISCAL YEAR. The fiscal year of the Trust and of each Series shall be fixed and refixed or changed from time to time by resolution of the Trustees.

ARTICLE XI

Amendment

SECTION 1. AMENDMENT. Because this Declaration does not confer any independent voting rights to Interest holders not expressly granted under Delaware law or the 1940 Act, this Declaration may be amended without Interest holder approval, and all Interest holders purchase Interests with notice that it may be so amended unless expressly required under Delaware law or the 1940 Act. The Trustees may, without any Interest holder vote, amend or otherwise supplement this Declaration by making an amendment, a trust instrument supplemental hereto or an amended and restated declaration of trust; provided, that Interest holders shall have the right to vote on any amendment if expressly required under Delaware law or the 1940 Act, or submitted to them by the Trustees in their discretion.

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Declaration of Trust as of the 11th day of April, 2001.

___________________________________

Eugene P. Beard

___________________________________

Howard D. Graves

___________________________________

Frank E. Helsom

___________________________________

Robert M. Kaufman

___________________________________

John R. Whitmore

Exhibit 2(g)(1)

FORM OF

BESSEMER FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of this [__] day of [___, 2001], by and between Bessemer Funds Trust, (the "Trust") a Delaware business trust with its principal place of business at 630 Fifth Avenue, New York, New York 10111 and BESSEMER TRUST COMPANY, N.A., (the "Adviser"), a national association organized under the laws of the United States of America with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end management investment company, and is authorized to issue interests (as defined in the Trust’s Declaration of Trust, as amended and supplemented from time to time), in one or more series;

WHEREAS, the Adviser is exempt from having to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act); and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund"), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement desire to enter into an agreement to provide for investment advisory services to the Trust upon the terms and conditions hereinafter set forth; and

NOW, THEREFORE, the Trust and Adviser agree as follows:

Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in the Part A and statement of additional information relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

Section 2. Appointment. The Trust hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

Section 3. Duties of the Adviser.

The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Adviser will report to the Board at each regular meeting thereof all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Fund, the Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, By-Laws (if any) and Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended, applicable to the Trust and the investment objectives, policies and restrictions of the Fund.

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 or who are exempt from registration thereunder ("Sub-Advisers"). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to the Fund without obtaining the approval of the shareholders of the Fund unless expressly required by the federal securities laws.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

  all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;
  the provisions of the registration statement of the Trust, as it may be amended from time to time, under the 1940 Act;
  the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;
  the provisions of any By-laws of the Trust, if adopted and as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;
  the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund(s); and
  any other applicable provisions of state or federal law.

Section 7. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Fund, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Fund, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Section 8. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Fund and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Trust. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds and the cost of printing copies of Part A and Part B distributed to the Fund’s shareholders.

Section 9. Compensation. As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable at the rates indicated on Schedule B hereto, as such Schedule may be amended or supplemented from time to time.

Section 10. Standard of Care. The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 11. Non-Exclusivity. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 12. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 13. Term of the Agreement. This Agreement shall become effective with respect to the Fund when approved in accordance with the requirements of the 1940 Act, and shall initially continue for two years, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 15. Indemnification by the Adviser. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or the Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 16. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be c/o Bessemer Trust Company, N.A., 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel and that of the Adviser shall be Bessemer Trust Company, N.A., 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 19. Amendment . No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Adviser.

Section 20. Bessemer Name. The Adviser and the Trust each agree that the name "Bessemer" or any variant thereof, which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Bessemer" or any variant thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Bessemer" of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Bessemer," or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the word "Bessemer" or any variant thereof and following such change, shall not use the word "Bessemer," or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Release. The names "Bessemer Funds Trust" and "Trustees of Bessemer Funds Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated [____], which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "Bessemer Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the assets of the respective Fund, and all persons dealing with any Fund of the Trust must look solely to the assets belonging to such Fund for the enforcement of any claims.

Section 22. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BESSEMER FUNDS TRUST

on behalf of the Fund

By:

[Name]

[Title]

BESSEMER TRUST COMPANY, N.A.

By:

[Name]

[Title]

SCHEDULE A

Bessemer Sand Hill Investors Fund II

SCHEDULE B

1. Management Fee: The Adviser shall be entitled to a monthly management fee (prorated for partial periods) equal to 1/8 of 1.00% (1.5% on an annualized basis) of the Fund’s net assets for providing management and administrative services to the Fund. The fee shall be calculated based on the Fund’s net assets (including new purchase orders) as of the first business day of each month and shall be payable on the first business day of each month.

2. Incentive Fee: The Adviser, or any affiliate of or a Sub-Adviser designated by the Adviser, shall be entitled to receive an annual incentive fee of 15% of the net capital appreciation of the Fund (the "Incentive Fee") in excess of any prior "high water mark." Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the fiscal year over the fair market value of the Fund’s net assets at the beginning of the fiscal year (or the fair market value of the Fund’s net assets at inception for the period ending October 31, 2001), adjusted for current year’s contributions and distributions. No Incentive Fee will be payable unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent contributions and distributions) as of any prior fiscal year, and any Incentive Fee will be calculated only on the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) does not exceed the prior "high water mark," no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets does exceed any prior "high water mark," the Incentive Fee will be 15% of the amount by which such fair market value exceeds such prior "high water mark." The Fund’s net assets shall include portfolio assets and accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

Exhibit 2(g)(2)

FORM OF

BESSEMER FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of this [__] day of [___, 2001], by and between Bessemer Funds Trust, (the "Trust") a Delaware business trust with its principal place of business at 630 Fifth Avenue, New York, New York 10111 and Bessemer Investment Management LLC , (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end management investment company, and is authorized to issue interests (as defined in the Trust’s Declaration of Trust, as amended and supplemented from time to time), in one or more series;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act); and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund"), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement desire to enter into an agreement to provide for investment advisory services to the Trust upon the terms and conditions hereinafter set forth; and

NOW, THEREFORE, the Trust and Adviser agree as follows:

Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in the Part A and statement of additional information relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

Section 2. Appointment. The Trust hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

Section 3. Duties of the Adviser.

The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Adviser will report to the Board at each regular meeting thereof all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Fund, the Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, By-Laws (if any) and Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended, applicable to the Trust and the investment objectives, policies and restrictions of the Fund.

The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 or who are exempt from registration thereunder ("Sub-Advisers"). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to the Fund without obtaining the approval of the shareholders of the Fund unless expressly required by the federal securities laws.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

  all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;
  the provisions of the registration statement of the Trust, as it may be amended from time to time, under the 1940 Act;
  the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;
  the provisions of any By-laws of the Trust, if adopted and as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;
  the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund(s); and
  any other applicable provisions of state or federal law.

Section 7. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Fund, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Fund, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Section 8. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Fund and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Trust. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds and the cost of printing copies of Part A and Part B distributed to the Fund’s shareholders.

Section 9. Compensation. As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable at the rates indicated on Schedule B hereto, as such Schedule may be amended or supplemented from time to time.

Section 10. Standard of Care. The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 11. Non-Exclusivity. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 12. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 13. Term of the Agreement. This Agreement shall become effective with respect to the Fund when approved in accordance with the requirements of the 1940 Act, and shall initially continue for two years, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the particular Fund), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 15. Indemnification by the Adviser. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or the Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 16. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be c/o Bessemer Trust Company, N.A., 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel and that of the Adviser shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 19. Amendment . No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Adviser.

Section 20. Bessemer Name. The Adviser and the Trust each agree that the name "Bessemer" or any variant thereof, which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Bessemer" or any variant thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Bessemer" of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Bessemer," or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the word "Bessemer" or any variant thereof and following such change, shall not use the word "Bessemer," or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Release. The names "Bessemer Funds Trust" and "Trustees of Bessemer Funds Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated [____], which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "Bessemer Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the assets of the respective Fund, and all persons dealing with any Fund of the Trust must look solely to the assets belonging to such Fund for the enforcement of any claims.

Section 22. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BESSEMER FUNDS TRUST

on behalf of the Fund

By:

[Name]

[Title]

BESSEMER INVESTMENT MANAGEMENT LLC

By:

[Name]

[Title]

SCHEDULE A

Bessemer Sand Hill Investors Fund II

SCHEDULE B

1. Management Fee: The Adviser shall be entitled to a monthly management fee (prorated for partial periods) equal to 1/8 of 1.00% (1.5% on an annualized basis) of the Fund’s net assets for providing management and administrative services to the Fund. The fee shall be calculated based on the Fund’s net assets (including new purchase orders) as of the first business day of each month and shall be payable on the first business day of each month.

2. Incentive Fee: The Adviser, or any affiliate of or a Sub-Adviser designated by the Adviser, shall be entitled to receive an annual incentive fee of 15% of the net capital appreciation of the Fund (the "Incentive Fee") in excess of any prior "high water mark." Net capital appreciation is the excess of the fair market value of the Fund’s net assets at the end of the fiscal year over the fair market value of the Fund’s net assets at the beginning of the fiscal year (or the fair market value of the Fund’s net assets at inception for the period ending October 31, 2001), adjusted for current year’s contributions and distributions. No Incentive Fee will be payable unless and until the fair market value of the Fund’s net assets exceeds the highest previous value (adjusted for subsequent contributions and distributions) as of any prior fiscal year, and any Incentive Fee will be calculated only on the amount of any such excess. Therefore, if the fair market value of the Fund’s net assets (as so adjusted) does not exceed the prior "high water mark," no Incentive Fee will be paid to the Manager, and if such fair market value of the Fund’s net assets does exceed any prior "high water mark," the Incentive Fee will be 15% of the amount by which such fair market value exceeds such prior "high water mark." The Fund’s net assets shall include portfolio assets and accrued income and shall be decreased by liabilities and accrued expenses (excluding any accrual for the Incentive Fee).

Exhibit 2(g)(3)

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN BESSEMER FUNDS TRUST,

BESSEMER TRUST COMPANY, N.A. AND

GLYNN CAPITAL MANAGEMENT LLC

This AGREEMENT is made as of this [__] day of [____], 2001, between Bessemer Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 630 Fifth Avenue, New York, New York 10111, Bessemer Trust Company, N.A. (the "Adviser"), a national association organized under the laws of the United States of America with its principal place of business at 630 Fifth Avenue, New York, NY 10111, and Glynn Capital Management LLC, (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, CA 94025.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a closed-end management investment company; and

WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in the Part A and Part B relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund(s) and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund(s), and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for each Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of each Fund. In all purchases, sales and other transactions in securities for each Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser will report to the Board at each regular quarterly meeting thereof all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Sub-Adviser, and on its own initiative will furnish the Adviser and the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended and supplemented, By-Laws (if any), Registration Statement under the 1940 Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of each Fund.

The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of the Commission. The Sub-Adviser shall prepare and maintain records relating to the diversification rules under the Internal Revenue Code for regulated investment companies. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust, the Adviser or the Trust’s authorized representatives.

Section 4. Control by Board and Adviser. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of each Fund, shall at all times be subject to the direction and control of the Trust’s Board. In addition, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, shall at all times be subject to the direction and control of the Adviser.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

the provisions of the registration statement of the Trust, as it may be amended from time to time, under the 1940 Act;

the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser in compliance with Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute, as such recommendations may be amended from time to time, and that comply with any amendments to Rule 17j-1 under the 1940 Act.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Provided the investment objectives of the Fund are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser, if, in Sub-Adviser’s reasonable judgement, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and Adviser acknowledge that Sub-Adviser’s determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff ("SEC Requirements"). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any SEC Requirements.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the services provided under this Agreement, the Adviser shall pay the Sub-Adviser: (i) 33 1/3% of the monthly Management Fee, and (ii) the annual Incentive Fee, each as described in the Advisory Agreement and the Trust’s Registration Statement, provided that the Sub-Adviser is acting as sub-adviser to the Fund. In the event that the Sub-Adviser is terminated during a fiscal year, the Sub-Adviser will be entitled to receive an Incentive Fee calculated from January 1st through the termination date. Within thirty (30) days after the termination date, the Sub-Adviser will be paid 90% of the incentive fee calculated through the termination date; the balance will be paid within thirty (30) days after the completion of the Fund’s audit for the fiscal year. In the event that the Sub-Adviser terminates this agreement during a fiscal year, the Sub-Adviser will be entitled to a pro rated portion of the actual Incentive Fee, if any, paid by the Fund for such fiscal year. It is understood that the Adviser shall be solely responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or a Fund with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust. As an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Books and Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be available for inspection and use by the Fund(s) and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Fund those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Adviser if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term of the Agreement. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall continue initially for two years and thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 630 Fifth Avenue, New York, New York, 10111, Attention: General Counsel, and that of the Adviser shall be 630 Fifth Avenue, New York, NY 10111, Attention: General Counsel, and that of the Sub-Adviser shall be Glynn Capital Management LLC, 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, CA 94025, Attention: John W. Glynn, Jr.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Bessemer Name. The Sub-Adviser agrees that the name "Bessemer" or any variant thereof which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser agrees that it will not use the name "Bessemer" or any variant thereof except as expressly agreed between the Adviser and the Sub-Adviser.

Section 20 Release. The names "Bessemer Funds Trust" and "Trustees of Bessemer Funds Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated [____], which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "Bessemer Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only assets of the respective Fund, and all persons dealing with any Fund of the Trust must look solely to the assets of such respective Fund for the enforcement of any claims.

Section 21. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

BESSEMER FUNDS TRUST

By:

[Name]

[Title]

BESSEMER TRUST COMPANY, N.A.

By:

[Name]

[Title]

GLYNN CAPITAL MANAGEMENT LLC

By:

[Name]

[Title]

Appendix A

Bessemer Sand Hill Investors Fund II

Approved by Board of Trustees: April 11, 2001.

Exhibit(g)(4)

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN BESSEMER FUNDS TRUST,

BESSEMER INVESTMENT MANAGEMENT LLC

AND

GLYNN CAPITAL MANAGEMENT LLC

This AGREEMENT is made as of this [__] day of [____], 2001, between Bessemer Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 630 Fifth Avenue, New York, New York 10111, Bessemer Investment Management LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 630 Fifth Avenue, New York, NY 10111, and Glynn Capital Management LLC, (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, CA 94025.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a closed-end management investment company; and

WHEREAS, the Adviser and the Sub-Adviser are registered under the Investment Advisers Act of 1940 as investment advisers; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act, including any representations made in the Part A and Part B relating to the Fund(s) contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund(s) and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund(s), and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for each Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of each Fund. In all purchases, sales and other transactions in securities for each Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser will report to the Board at each regular quarterly meeting thereof all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Sub-Adviser, and on its own initiative will furnish the Adviser and the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended and supplemented, By-Laws (if any), Registration Statement under the 1940 Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of each Fund.

The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of the Commission. The Sub-Adviser shall prepare and maintain records relating to the diversification rules under the Internal Revenue Code for regulated investment companies. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust, the Adviser or the Trust’s authorized representatives.

Section 4. Control by Board and Adviser. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of each Fund, shall at all times be subject to the direction and control of the Trust’s Board. In addition, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, shall at all times be subject to the direction and control of the Adviser.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

the provisions of the registration statement of the Trust, as it may be amended from time to time, under the 1940 Act;

the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser in compliance with Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute, as such recommendations may be amended from time to time, and that comply with any amendments to Rule 17j-1 under the 1940 Act.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Provided the investment objectives of the Fund are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser, if, in Sub-Adviser’s reasonable judgement, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and Adviser acknowledge that Sub-Adviser’s determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff ("SEC Requirements"). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any SEC Requirements.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the services provided under this Agreement, the Adviser shall pay the Sub-Adviser: (i) 33 1/3% of the monthly Management Fee, and (ii) the annual Incentive Fee, each as described in the Advisory Agreement and the Trust’s Registration Statement, provided that the Sub-Adviser is acting as sub-adviser to the Fund. In the event that the Sub-Adviser is terminated during a fiscal year, the Sub-Adviser will be entitled to receive an Incentive Fee calculated from January 1st through the termination date. Within thirty (30) days after the termination date, the Sub-Adviser will be paid 90% of the incentive fee calculated through the termination date; the balance will be paid within thirty (30) days after the completion of the Fund’s audit for the fiscal year. In the event that the Sub-Adviser terminates this agreement during a fiscal year, the Sub-Adviser will be entitled to a pro rated portion of the actual Incentive Fee, if any, paid by the Fund for such fiscal year. It is understood that the Adviser shall be solely responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or a Fund with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust. As an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Books and Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be available for inspection and use by the Fund(s) and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Fund those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Adviser if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term of the Agreement. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall continue initially for two years and thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 630 Fifth Avenue, New York, New York, 10111, Attention: General Counsel, and that of the Adviser shall be 630 Fifth Avenue, New York, NY 10111, Attention: General Counsel, and that of the Sub-Adviser shall be Glynn Capital Management LLC, 3000 Sand Hill Road, Building 4, Suite 235, Menlo Park, CA 94025, Attention: John W. Glynn, Jr.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Bessemer Name. The Sub-Adviser agrees that the name "Bessemer" or any variant thereof which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser agrees that it will not use the name "Bessemer" or any variant thereof except as expressly agreed between the Adviser and the Sub-Adviser.

Section 20 Release. The names "Bessemer Funds Trust" and "Trustees of Bessemer Funds Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated [____], which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of "Bessemer Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only assets of the respective Fund, and all persons dealing with any Fund of the Trust must look solely to the assets of such respective Fund for the enforcement of any claims.

Section 21. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

BESSEMER FUNDS TRUST

By:

[Name]

[Title]

BESSEMER INVESTMENT MANAGEMENT LLC

By:

[Name]

[Title]

GLYNN CAPITAL MANAGEMENT LLC

By:

[Name]

[Title]

Appendix A

Bessemer Sand Hill Investors Fund II

Approved by Board of Trustees: April 11, 2001.

Exhibit 2(j)

FORM OF

CUSTODIAN AGREEMENT

THIS AGREEMENT is made as of [______________, 2001] among Bessemer Funds Trust (the "Trust"), a Delaware business trust, on behalf of the Bessemer Sand Hill Investors Fund II (the "Fund"), Bessemer Trust Company ("Bessemer"), a state chartered bank and Bessemer Trust Company, N.A. ("BTNA"), a national association organized under the laws of the United States.

WITNESSETH:

WHEREAS, the Trust is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, BTNA or an affiliate of BTNA (the "Advisor") serves as the investment advisor and administrator for the Fund, and is responsible for providing or securing custody and accounting services for the Fund;

WHEREAS, the Trust and Advisor desire to retain Bessemer to serve as the Fund’s custodian and Bessemer is willing to serve as the Fund’s custodian; and

NOW, THEREFORE, in consideration of the premises and mutual covenant herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints Bessemer to act as custodian of the portfolio securities, cash and other property for the Fund for the period and on the terms set forth in this Agreement. Bessemer accepts such appointment and agrees to furnish services herein set forth. Bessemer agrees to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder.

2. Delivery of Documents. The Trust has furnished Bessemer with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Trust’s Board of Trustees authorizing the appointment of Bessemer as custodian of the portfolio securities, cash and other property belonging to the Fund and approving this Agreement.

(b) Appendix A identifying and containing the signatures of the Trust’s officers and/or other persons authorized to issue Oral Instructions and to sign Written Instructions, as hereinafter defined, on behalf of the Fund;

(c) The Trust’s Declaration of Trust, dated [____________], and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

(d) The Trust’s By-Laws, if any, and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

(e) The Advisory Agreement between the Advisor and the Trust dated as of [_______________] (the "Advisory Agreement");

(f) The Administrative Agreement between the Fund and the Advisor dated as of [___________] (the "Administrative Agreement");

(g) The Placement Agency Agreement between Bessemer Investors Services, Inc. (the "Placement Agent") and the Trust dated as of [___________] (the "Placement Agency Agreement");

(h) The Trust’s Notification of Registration filed pursuant to Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on [__________].

(i) The Fund’s most recent Registration Statement on Form N-2 under the 1940 Act as filed with the SEC on [______________] relating to shares of the Fund’s units of beneficial interest ("Shares"), and all amendments thereto; and

(j) The Fund’s most recent Part A (such Part A, as presently in effect, and all amendments and supplements thereto are herein called the "Memorandum"). The Fund will furnish Bessemer from time to time with copies, properly certified or authenticated or all amendments of or supplements to the foregoing, if any.

3. Definitions

(a) "Authorized Person". As used in this Agreement, the term "Authorized Person" means any of the officers of the Trust and any other person, whether or not any such person is an officer or employee of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral and Written Instructions on behalf of the Fund and listed in the Certificate annexed hereto as Appendix A or any amendment thereto as may be received by Bessemer from time to time.

(b) "Book-Entry System". As used in this Agreement the term "Book Entry System’ means the Federal Reserve Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees and any book-entry system maintained by a clearing agency registered with the SEC under Section 17A of the Securities Exchange Act of 1934 (the "1934 Act").

(c) "Oral Instructions". As used in this Agreement, the term "Oral Instructions means oral instructions actually received by Bessemer from an Authorized Person or from a person reasonably believed by Bessemer to be an Authorized Person. The Fund agrees to deliver to Bessemer, at the time and in the manner specified in Paragraph 8(b) of this Agreement, Written Instructions confirming Oral Instructions.

(d) "Property". The term "Property," as used in this Agreement means:

(i) any and all securities and other property which the Fund may, from time to time deposit, or cause to be deposited, with Bessemer or which Bessemer may from time to time hold for the Fund;

(ii) all income in respect of any of such securities or other property;

(iii) all proceeds of the sale of any such securities or other property; and

(iv) all proceeds of the sale of securities issued by the Fund, which are received by Bessemer from time to time from or on behalf of the Fund.

(e) "Written Instructions". As used in this Agreement, the term "Written Instructions" means written instructions delivered by hand, mail, tested telegram, cable, telex or facsimile sending device, and received by Bessemer and signed by an Authorized Person.

4. Delivery and Registration of the Property. The Fund will deliver or cause to he delivered to Bessemer all securities and all moneys owned by it including cash received for the issuance of its Shares, at any time during the period of this Agreement. Bessemer will not be responsible for such securities and such moneys until actually received by it. All securities delivered to Bessemer (other than in bearer form) shall be registered in the name of the Fund or in the name of a nominee of the Fund or in the name of any nominee of Bessemer (with or without indication of fiduciary status), or in the name of any subcustodian or any nominee of any such subcustodian appointed pursuant to Paragraph 6 hereof or shall be properly endorsed and in form for transfer satisfactory to Bessemer.

5. Receipt and Disbursement of Money.

(a) Bessemer shall open and maintain a separate custodial account or accounts in the name of the Fund, subject only to draft or order by Bessemer acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund. Bessemer shall make payments of cash to, or for the account of, the Fund from such cash only (i) for the purchase of securities for the Fund’s portfolio as provided in Paragraph 13 hereof; (ii) upon receipt of Written Instructions, for the payment of interest, dividends, taxes, administration, distribution, advisory or management fees or expenses which are to be borne by the Fund under the terms of this Agreement, the Advisory Agreement, the Administrative Agreement, and the Placement Agency Agreement; (iii) upon receipt of written instructions, for payments in connection with the conversion, exchange or surrender of securities owned or subscribed to by the Fund and held by or to be delivered to Bessemer; (iv) to a subcustodian pursuant to Paragraph 6 hereof; (v) for the redemption of Fund Shares; or (vi) upon receipt of Written Instructions, for other proper Fund purposes. No payment pursuant to (i) above shall be made unless Bessemer has received a copy of the broker’s or dealer’s confirmation or the payee’s invoice, as appropriate.

(b) Bessemer is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received as custodian for the account of the Fund

6. Receipt of Securities

(a) Except as provided by Paragraph 7 hereof, Bessemer shall hold and physically segregate in a separate account, identifiable at all times from those of any other persons, firms, or corporations, all securities and non-cash property received by it for the account of the Fund. All such securities and non-cash property are to be held or disposed of by Bessemer for the Fund pursuant to the terms of this Agreement. In the absence of Written Instructions accompanied by a certified resolution of the Fund’s Board of Trustees authorizing the transaction, Bessemer shall have no power or authority to withdraw, deliver, assign, hypothecate, pledge or otherwise dispose of any such securities and investments except in accordance with the express terms provided for in this Agreement. In no case may any director, officer, employee or agent of the Fund withdraw any securities. In connection with its duties under this Paragraph 6, Bessemer may, at it own expense, enter into subcustodian agreements with other banks or trust companies for the receipt of certain securities and cash to be held by Bessemer for the account of the Fund pursuant to this Agreement; provided that each such bank or trust company has an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than ten million dollars ($10,000,000) for a Bessemer subsidiary or affiliate, or of not less than one-hundred million dollars ($100,000,000) if such bank or trust company agrees with Bessemer to comply with all relevant Provisions of the 1940 Act and applicable rules and regulations thereunder. Bessemer shall remain responsible for the performance of all of its duties under this Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company that it might choose pursuant to this Paragraph 6.

(b) Promptly after the close of business each day, Bessemer shall furnish the Fund with confirmations and a summary of all transfers to or from the account of the Fund during said day. Where securities are transferred to an account of the Fund established pursuant to Paragraph 7 hereof Bessemer shall also by book-entry or otherwise identify as belonging to the Fund the quantity of securities in a fungible bulk of securities registered in the name of Bessemer (or its nominee) or shown in Bessemer’s account on the books of the Book-Entry System. At least monthly and from time to time, Bessemer shall furnish the Fund with a detailed statement of the Property held for the Fund under this Agreement.

7. Use of Book-Entry System. The Fund shall deliver to Bessemer certified resolutions of the Board of Trustees of the Trust approving, authorizing and instructing Bessemer on a continuous and on-going basis until instructed to the contrary by Oral or Written Instructions actually received by Bessemer (a) to deposit in the Book-Entry System all securities belonging to the Fund eligible for deposit therein and (b) to utilize the Book-Entry-System to the extent possible in connection with settlements of purchases and sales of securities by the Fund, and deliveries and returns of securities loaned, subject to repurchase agreements or used as collateral in connection with borrowings. Without limiting the generality of such use, it is agreed that the following provision, shall apply thereto:

(a) Securities and any cash of the Fund deposited in the Book-Entry System will at all times be segregated from any assets and cash controlled by Bessemer in other than a fiduciary or custodian capacity but may be commingled with other assets held in such capacities. Bessemer will pay out money only upon receipt of securities and will deliver securities only upon the receipt of money.

(b) All books and records maintained by Bessemer which relate to the Fund’s participation in the Book-Entry System will at all times during Bessemer’s regular business hours be open to the inspection of the Fund’s duly authorized employees or agents, and the Fund will be furnished with all information in respect of the services rendered to it as it may require.

(c) Bessemer will provide the Fund with copies of any report obtained by Bessemer on the system of internal accounting control of the Book-Entry System promptly after receipt of such a report by Bessemer. Bessemer will also provide the Fund with such reports on its own system of internal control as the Fund may reasonably request from time to time.

8. Instructions Consistent with Declarations, etc.

(a) Unless provided in this Agreement, Bessemer shall act only upon Oral and Written Instructions. Although Bessemer may know of the provisions of the Declaration of Trust and By-Laws of the Trust, Bessemer may assume that any Oral or Written Instructions received hereunder are not in any way inconsistent with any provisions of such Declarations of Trust or By-Laws or any vote, resolution or proceeding of the Shareholders, or of the Board of Trustees, or of any committee hereof.

(b) Bessemer shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by Bessemer pursuant to this Agreement. The Fund agrees to forward to Bessemer Written Instructions confirming Oral Instructions in such manner that the Written Instructions are received by Bessemer by the close of business of the same day that such Oral Instructions are given to Bessemer. The Fund agrees that the fact that such confirming Written Instructions are not received by Bessemer shall in no way affect the validity of the transactions or enforceability of the transactions authorized by the Fund by giving Oral Instructions. The Fund agrees that Bessemer shall incur no liability to the Fund in acting upon Oral Instructions given to Bessemer hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

9. Transactions Not Requiring Instructions. In the absence of contrary Written Instructions, Bessemer is authorized to take the following actions:

(a) Collection of Income and Other Payments. Bessemer shall:

(i) collect and receive for the account of the Fund all income and other payments and distributions, including (without limitation) stock dividends, rights, option premiums and similar items, included or to be included in the Property, and promptly advise the Fund of such receipt and shall credit such income, as collected, to the Fund’s custodian account;

(ii) endorse and deposit for collection, in the name of the Fund, checks, drafts, or other orders for the payment of money on the same day as received;

(iii) receive and hold for the account of the Fund all securities received as a distribution on the Fund’s portfolio securities as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar securities issued with respect to any portfolio securities belonging to the Fund held by Bessemer hereunder;

(iv) present for payment and collect the amount payable upon all securities which may mature or be called, redeemed, or retired, or otherwise become payable on the date such securities become payable; and

(v) take any action which may be necessary and proper in connection with the collection and receipt of such income and other payments and the endorsement for collection of checks, drafts, and other negotiable instruments.

(b) Miscellaneous Transactions. Bessemer is authorized to deliver or cause to be delivered Property against payment or other consideration or written receipt therefor in the following cases

(i) for examination by a broker selling for the account of the Fund in accordance with street delivery custom;

(ii) for the exchange of interim receipts or temporary securities for definitive securities; and

(iii) for transfer of securities into the name of the Fund or Bessemer or nominee of either, or for exchange of securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing the same interest rate, maturity, date and call provisions, if any; provided that, in any such case, the new securities are to be delivered to Bessemer.

10. Transactions Requiring Instructions. Upon receipt of Oral or Written Instructions and not otherwise, Bessemer, directly or through the use of the Book-Entry System, shall:

(a) execute and deliver to such persons, as may be designated in such Oral or Written Instruction, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any securities may be exercised;

(b) deliver any securities held for the Fund against receipt of other securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

(c) deliver any securities held for the Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

(d) make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Oral or Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

(e) release securities belonging to the Fund to any bank or trust company for the purpose of pledge or hypothecation to secure any loan incurred by the Fund; provided, however, that securities shall be released only upon payment to Bessemer of the monies borrowed, except that in cases where additional collateral is required to secure a borrowing already made, subject to proper prior authorization, further securities may be released for that purpose; and repay such loan upon redelivery to it of the Securities pledged or hypothecated therefor and upon surrender of the note or notes evidencing the loan; and

(f) release and deliver securities owned by the Fund in connection with any repurchase agreement entered into on behalf of the Fund, but only on receipt of payment therefor; and pay out moneys of the Fund in connection with such repurchase agreements, but only upon the delivery of the securities; and

(g) otherwise transfer, exchange or deliver securities in accordance with Oral or Written Instructions.

11. Segregated Accounts. Bessemer shall upon receipt of Written or Oral Instructions establish and maintain a segregated account or accounts on its records for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities in the Book-Entry System (i) for the purposes of compliance by the Fund with the procedures required by a securities or option exchange, providing such complies with the Investment Company Act and Release No. 10666 or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (ii) for other proper corporate purposes, but only, in the case of clause (ii) upon receipt of Written Instructions.

12. Dividends and Distributions. The Fund shall furnish Bessemer with appropriate evidence of action by the Trust’s Board of Trustees declaring and authorizing the payment of any dividends and distributions. Upon receipt by Bessemer of Written Instructions with respect to dividends and distributions declared by the Fund’s Board of Trustees and payable to shareholders who are entitled to receive cash for fractional shares and those who have elected in the proper manner to receive their distributions on dividends in cash, and in conformance with procedures mutually agreed upon by Bessemer, the Fund, and the Fund’s transfer agent, Bessemer shall pay to the Fund’s Administrator, as agent for the shareholders, an amount equal to the amount indicated in said Written Instructions as payable by the Fund to such shareholders for distribution in cash to such shareholders. In lieu of paying the Fund’s Administrator cash dividends and distributions, Bessemer may arrange for the direct payment of cash dividends and distributions to shareholders by Bessemer in accordance with such procedures and controls as are mutually agreed upon from time to time by and among the Fund, Bessemer and the Fund’s administrator.

13. Purchases of Securities. Promptly after each decision to purchase securities by the Advisor, the Fund through the Advisor, shall deliver to Bessemer Oral Instructions specifying with respect to each such purchase: (a) the name of the issuer and the title of the securities, (b) the number of shares or the principal amount purchased and accrued interest, if any, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase and (f) the name of the person from whom or the broker through whom the purchase was made. Bessemer shall upon receipt of securities purchased by or for the Fund pay out of the moneys held for the account of the Fund the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Oral Instructions.

14. Sales of Securities. Promptly after each decision to sell securities by the Advisor or exercise of an option written by the Fund, the Fund, through the Advisor, shall deliver to Bessemer Oral Instructions, specifying with respect to each such sale: (a) the name of the issuer and the title of the security, (b) the number of shares or principal amount sold, and accrued interest, if any, (c) the date of sale, (d) the sale price per unit, (e) the total amount payable to the Fund upon such sale and (f) the name of the broker through whom or the person to whom the sale was made. Bessemer shall deliver the securities upon receipt of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Oral Instructions, Subject to the foregoing, Bessemer may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the Customs prevailing among dealers in securities.

15. Records. The books and records pertaining to the Fund which are in the possession of Bessemer shall be the property of the Trust. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws and regulations. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all time during Bessemer’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided by Bessemer to the Trust or the Trust’s authorized representative at the Trust’s expense.

16. Reports.

(a) Bessemer shall furnish the Fund the following reports:

(i) such periodic and special reports as the Fund may reasonably request;

(ii) a monthly statement summarizing all transactions and entries for the account of the Fund;

(iii) a monthly report of portfolio securities belonging to the Fund showing the adjusted average cost of each issue and the market value at the end of such month;

(iv) a monthly report of the cash account of the Fund showing disbursements;

(v) the reports to be furnished to the Fund pursuant to Rule 17f-4; and

(vi) such other information as may be agreed upon from time to time between the Trust or the Advisor and Bessemer.

(b) Bessemer shall transmit promptly to the Fund any proxy statement, proxy materials, notice of a call or conversation similar communications received by it as Custodian of the Property.

17. Accounting Services. Bessemer shall:

(a) compute the net asset value for the Fund, at a minimum, at least once a week on a day that the New York Stock Exchange is open ("Business Day"), and for the five business days immediately preceding a repurchase request deadline;

(b) compute and track the accrual of the Incentive Fee;

(c) preserve and maintain all books and record regulatory purposes as required by the Investment Company Act of 1940 and the Securities Exchange Act of 1934 (other than books and records shareholder servicing agents, broker-dealers and the transfer agent, if any). It is acknowledged that all books and records maintained hereunder pursuant to the Investment Company Act of 1940 or the Securities Exchange Act of 1934 are the Fund’s property (or the Placement Agent’s, as the case may be) and will be surrendered to the Fund (or the Placement Agent) promptly upon request;

(d) produce portfolio and general ledger reports;

(e) reconcile accounting records to positions maintained by Custodian; and

(f) calculate yield and average maturity for each Portfolio;

18. Cooperation With Accounts. Bessemer shall cooperate with the Fund’s independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as such may be required from time to time by the Fund.

19. Confidentiality. Bessemer agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Fund and its prior, present, or potential Shareholders, except, after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Bessemer may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

20. Right to Receive Advice.

(a) Advice of Fund. If Bessemer shall be in doubt as to any action to be taken or omitted by it. it may request, and shall receive, from the Fund directions or advice, including Oral or Written Instructions where appropriate.

(b) Advice of Counsel. If Bessemer shall be in doubt as to any question of law involved in any action to be taken or omitted by Bessemer, it may request advice at its own cost from counsel of its own choosing (who may be counsel for the Advisor, the Trust or Bessemer, at the option of Bessemer).

(c) Conflicting Advice. In case of conflict between directions, advice or Oral or Written Instructions received by Bessemer pursuant to subparagraph (a) of this paragraph and advice received by Bessemer pursuant to subparagraph (b) of this paragraph, Bessemer shall be entitled to rely on and follow the advice received pursuant to the latter provision alone.

(d) Protection of Bessemer. Bessemer shall be protected in any action or inaction which it takes in reliance on any directions, advice or Oral or Written Instructions received pursuant to subparagraph (a) or (b) of this paragraph which Bessemer, after receipt of any such directions, advice or Oral or Written Instructions, in good faith believes to be consistent with such directions, advice or Oral or Written Instruction, as the case may be. However, nothing in this paragraph shall be construed as imposing upon Bessemer any obligation (i) to seek such directions, advice or Oral or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral or Written Instructions when received, unless, under the terms of another provision of this Agreement, the same is a condition to Bessemer’s properly taking or omitting to take such action. Nothing in this subsection shall excuse Bessemer when an action or omission on the part of Bessemer constitutes willful misfeasance, bad faith, gross negligence or reckless disregard by Bessemer of any duties or obligations under this Agreement.

21. Compliance with Governmental Rules and Regulations. The Fund assumes full responsibility for insuring that the Fund complies with all applicable requirements of the 1933 Act, the 1934 Act, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction.

22. Compensation. BTNA will not be entitled to separate compensation from the Fund for arranging the custody services described in this Agreement, provided that BTNA, or an affiliate of BTNA, serves as the Manager of the Fund and is entitled to receive the Management Fee described in the Advisory Agreement between BTNA and the Trust, on behalf of the Fund. Bessemer acknowledges and agrees that BTNA or an affiliate other than the Trust or the Fund will be solely responsible for compensating Bessemer for acting as the Custodian for the Fund.

23. Indemnification. The Fund, as sole owner of the Property, agrees to indemnify and hold harmless Bessemer and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, and any state and foreign securities and blue sky laws, all as or to be amended from time to time) and expenses, including (without limitation) attorneys’ fees and disbursements, arising directly or indirectly (a) from the fact that securities included in the Property are registered in the name of any such nominee or (b) without limiting the generality of the foregoing clause (a) from any action or thing which Bessemer takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions, provided, that neither Bessemer nor any of its nominees shall be indemnified against any liability to the Fund or to its Shareholders (or any expenses incident to such liability) arising out of Bessemer’s or such nominee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or responsibilities under this Agreement. In the event of any advance of cash for any purpose made by Bessemer resulting from Oral or Written Instructions of the Fund, or in the event that Bessemer or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except as such may arise from its or its nominee’s own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the Fund shall be security therefor.

24. Responsibility of Bessemer. Bessemer shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by Bessemer in writing. In the performance of duties hereunder, Bessemer shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to insure the accuracy and completeness of all services performed under this Agreement. Bessemer shall be responsible for its own negligent failure to perform its duties under this Agreement, but to the extent that duties, obligations and responsibilities are not expressly set forth in this Agreement, Bessemer shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Bessemer or reckless disregard of such duties, obligations and responsibilities. Without limiting the generality of the foregoing or of any other provision of this Agreement, Bessemer in connection with its duties under this Agreement shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (a) the validity or invalidity or authority or lack thereof of any Oral or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, if any, and which Bessemer reasonably believes to be genuine; (b) the validity or invalidity of the issuance of any securities included or to be included in the Property, the legality or illegality of the purchase of such securities, or the propriety or impropriety of the amount paid therefor; (c) the legality or illegality of the sale (or exchange) of any Property or the propriety or impropriety of the amount for which such Property is sold (or exchanged); or (d) delays or errors or loss of data occurring by reason of circumstances beyond Bessemer’s control including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply, nor shall Bessemer be under any duty or obligation to ascertain whether any Property at any time delivered to or held by Bessemer may properly be held by or for the Fund.

25. Collections. All collections of monies or other property in respect, or which are to become part, of the Property (but not the safekeeping thereof upon receipt by Bessemer) shall be at the sole risk of the Fund. In any case in which Bessemer does not receive any payment due the Fund within a reasonable time after Bessemer has made proper demands for the same, it shall so notify the Fund in writing, including copies of all demand letters, any written responses thereto, and memoranda of all oral responses thereto and to telephonic demands, and await instructions from the Fund. Bessemer shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. Bessemer shall also notify the Fund as soon as reasonably practicable whenever income due on securities is not collected in due course.

26. Duration and Termination. This Agreement shall continue until termination by the Trust, the Advisor or by Bessemer in any case on sixty (60) days’ written notice. Upon any termination of this Agreement, pending appointment of a successor to Bessemer or vote of the Shareholders of the Fund to dissolve or to function without a custodian of its cash, securities or other property, Bessemer shall not deliver cash, securities or other property of the Fund to the Fund, but may deliver them to a bank or trust company, of its own selection, having an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than one hundred million dollars ($100,000,000) as a custodian for the Fund to be held under terms similar to those of this Agreement, provided, however, that Bessemer shall not be required to make any such delivery or payment until full payment shall have been made by the Fund of all liabilities constituting a charge on or against the properties of the Fund then held by Bessemer or on or against Bessemer and until full payment shall have been made to Bessemer of all of its fees, compensation, costs and expenses.

27. Notices. All notices and other communications, including Written Instructions (collectively referred to as "Notice" or "Notices" in this paragraph), hereunder shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notices shall be addressed (a) if to Bessemer at Bessemer’s address, 100 Woodbridge Center, Woodbridge, NJ 07095, marked for the attention of the Custodian Services Department (or its successor); (b) if to the Fund, at the address of the Fund; or (c) if to neither of the foregoing, at such other address as shall have been notified to the sender of any such Notice or other communication. If the location of the sender of a Notice and the address of the addressee thereof are, at the time of sending more than 100 miles apart the Notice may be sent by first-class mail in which case it shall be deemed to have been given five days after it is sent or if sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately, and, if the location of the sender of a Notice and the address of the addressee thereof are, at the time of sending, not more than 100 miles apart, the Notice may be sent by first class mail, in which case it shall be deemed to have been given three days after it is sent, or if sent by messenger, it shall be deemed to have been given on the day it is delivered, or if sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. All postage, cable, telegram, telex’ and facsimile sending device charges arising from the sending of a Notice hereunder shall be paid by the sender.

28. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

29. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

30. Delegation. On thirty (30) days prior written notice to the Fund, Bessemer may assign its rights and delegate its duties hereunder to any wholly-owned direct or indirect subsidiary of The Bessemer Group, Incorporated, provided that Bessemer and such delegate shall promptly provide such information as the Fund may request and respond to such questions as the Fund may ask, relative to the delegation, including (without limitation) the capabilities of the delegate.

31. Miscellaneous.

(a) Bessemer acknowledges that the Trust is a Delaware business trust, the Fund is a series of the Trust, and that the Trust has limited its liability in all agreements to the assets of the Fund. Consequently, Bessemer agrees that any claims by it against the Fund or the Trust may be satisfied only from the assets of the Fund, and no shareholders, directors or officers of the Fund may be held personally liable or responsible for any obligations arising out of this Agreement.

(b) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereto, provided that the parties hereto may embody in one or more separate documents their agreement, if any, with respect to delegated and/or Oral Instructions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be deemed to be a contract made in New York and governed by New York law. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

[SEAL]	BESSEMER FUNDS TRUST on behalf of the Fund
Attest:	By: [Name] [Title]
[SEAL]	BESSEMER TRUST COMPANY
Attest:	By: [Name] [Title]
BESSEMER TRUST COMPANY, N.A.
Attest:	By: [Name] [Title]

Exhibit  2(k)(1)

ADMINISTRATION AGREEMENT

Bessemer Sand Hill Investors Fund II

630 Fifth Avenue

New York, NY 10011

THIS AGREEMENT is made as of [______________, 2001] by and between Bessemer Funds Trust (the "Trust"), a Delaware business trust on behalf of Bessemer Sand Hill Investors Fund II (the "Fund"), and Bessemer Trust Company, N.A. ("Bessemer"), a national association organized under the laws of the United States .

WHEREAS, the Trust is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain Bessemer to serve as the Fund’s administrator and Bessemer is willing to serve as the Fund’s administrator;

NOW, THEREFORE, in consideration of the premises and mutual covenant herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints Bessemer to act as Administrator of the Fund, and Bessemer hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided.

2. Delivery of Documents. The Trust shall furnish to, or cause to be furnished to, Bessemer originals of, or copies of, all books, records, and other documents and papers related in any way to the administration of the Fund.

3. Duties as Administrator. Bessemer shall, at its expense, provide the following administrative services in connection with the operations of the Fund:

(a) receive and tabulate shareholder votes;

(b) furnish statistical and research data;

(c) coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission ("SEC") of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

(d) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

(e) prepare and file N-SARs;

(f) review bills submitted to the Fund and, upon determining that a bill is appropriate, instruct the Fund’s custodian to pay such bills;

(g) coordinate (or assist in) the preparation of reports and other information materials regarding the Fund, including proxies and other shareholder communications, and review updates to the Fund’s registration statement on Form N-2;

(h) prepare expense information for annual updates to the Fund’s registration statement;

(i) provide legal and regulatory advice to the Fund in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Fund and supervising the work of such counsel;

(j) provide office facilities and clerical support for the Fund;

(k) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Fund’s investment objectives, policies and restrictions;

(l) serve as liaison between the Fund and its independent auditors;

(m) review payments of Fund expenses;

(n) prepare expense budgeting and accruals;

(o) provide communication, coordination, and supervision services with regard to the Fund’s custodian and accountant and other service organizations that render recordkeeping services;

(p) provide information to the Fund’s placement agent concerning fund performance and administration;

(q) assist the Fund in the development of additional investment portfolios;

(r) provide reports to the Fund’s board of trustees regarding its activities;

(s) maintain the investment accounts and process purchase and redemption orders;

(t) assist in the preparation and assembly of board meeting materials, including comparable fee information, as required, for the Fund’s board of trustees; and

(u) provide any other administrative services reasonably necessary for the operation of the Fund other than those services that are to be provided by the Fund’s custodian and fund accountant, provided that nothing in this Agreement shall be deemed to require Bessemer to provide any services that may not be provided by it under applicable banking laws and regulations.

In performing all services under this Agreement, Bessemer shall: (a) act in conformity with the Trust’s Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time; (b) consult and coordinate with legal counsel to the Fund as necessary and appropriate; and (c) advise and report to the Fund and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Paragraph, Bessemer may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Bessemer to comply with this Agreement and all relevant provisions of the 1940 Act, the Investment Advisers Act of 1940, any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Bessemer will provide the Fund with a copy of each sub-administration agreement it executes relating to the Fund. Bessemer will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Paragraph 5.

4. Compensation. Bessemer will not be entitled to separate compensation from the Trust or the Fund for providing the services described in this Administration Agreement, so long as Bessemer or an affiliate of Bessemer serves as the Manager of the Fund and is entitled to receive the "bundled" Management Fee described in the Advisory Agreement between Bessemer and the Trust, on behalf of the Fund.

5. Limitation of Liability; Indemnification.

(a) Bessemer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from Bessemer’s willful misfeasance, bad faith, or gross negligence in the performance of its obligations and duties or that of its agents or sub-administrators, or by reason of its or their reckless disregard thereof. Any person, even though also an officer, director, employee or agent of Bessemer, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with Bessemer’s duties as Administrator hereunder), to be acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or discretion of Bessemer even though paid by it.

(b) The Trust, on behalf of the Fund, will indemnify Bessemer against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit relating to the particular Fund and not resulting from willful misfeasance, bad faith, or gross negligence of Bessemer or its agents or sub-administrators in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. Bessemer will not confess any claim or settle or make any compromise in any instance in which the Fund will be asked to provide indemnification, except with the Fund’s prior written consent. Any amounts payable by the Fund under this Subparagraph shall be satisfied only against the assets of the Fund involved in the claim, demand, action, or suit and not against the assets of any other Fund.

(c) Bessemer will indemnify the Fund against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit against the Fund that resulted from a failure of Bessemer or its agents to act in accordance with the standard of care set forth in Subparagraph (a) above; provided that such loss, claim, damage, liability or expense did not result primarily from willful misfeasance, bad faith, or negligence of the Fund or its agents (other than Bessemer or agents of Bessemer) in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. The Fund will not confess any claim or settle or make any compromise in any instance in which Bessemer will be asked to provide indemnification, except with Bessemer’s prior written consent.

6. Allocation of Expenses. Bessemer assumes the responsibility and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition to the fees described in Section 4 of this Agreement, the Fund (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Fund) shall pay all of its expenses which are not expressly assumed by Bessemer hereunder. The expenses of legal counsel and accounting experts retained by Bessemer, after consulting with the Fund’s legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by Bessemer of its duties under this Agreement shall be deemed to be expenses of, and shall be paid for by, the Fund.

7. Amendments. This Agreement may be amended at any time by mutual agreement in writing of the Fund and Bessemer, provided that the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund or any party to this Agreement, as defined by the 1940 Act, approves any such amendment in advance.

8. Administrator’s Other Businesses. Except to the extent necessary to perform Bessemer’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Bessemer, or any affiliate or employee of Bessemer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9. Duration. This Agreement shall become effective on its execution date and shall remain in full force and effect for one year or until terminated pursuant to the provisions in Paragraph 10, and it may be reapproved at least annually by the Board of Trustees, including a majority of the trustees who are not interested persons of the Fund or any party to this Agreement, as defined by the 1940 Act.

10. Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the members of the Fund’s Board of Trustees, on 60 days’ written notice to Bessemer; or by Bessemer on 60 days’ written notice to the Fund.

11. Trust Not Bound to Violate its Declaration of Trust. Nothing in this Agreement shall require the Fund to take any action contrary to any provision of its Declaration of Trust or to any applicable statute or regulation.

12. Miscellaneous.

(c) Bessemer acknowledges that the Trust is a Delaware business trust and the Fund is a series of the trust, and that it has limited its liability in all agreements to the assets of the Fund. Consequently, Bessemer agrees that any claims by it against the Fund may be satisfied only from the assets of the Fund, and no shareholders, directors or officers of the Fund may be held personally liable or responsible for any obligations arising out of this Agreement.

(d) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereto, provided that the parties hereto may embody in one or more separate documents their agreement, if any. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be deemed to be a contract made in New York and governed by New York law. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

BESSEMER FUNDS TRUST
By: [Name] [Title]
BESSEMER TRUST COMPANY, N.A.
By: [Name] [Title]

Exhibit 2(k)(2)

FORM OF

PLACEMENT AGENCY AGREEMENT

Bessemer Funds Trust

630 Fifth Avenue

New York, New York 10111

This AGREEMENT is made as of this [__] day of April, 2001, by and between Bessemer Funds Trust, a Delaware business trust (the "Trust") and Bessemer Investor Services, Inc., a Delaware corporation (the "Placement Agent" or "Agent").

WHEREAS, the Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") authorized to issue an indefinite number of interests in separate series; and

WHEREAS, the Trust desires to retain the Placement Agent to perform placement agent services to the Trust’s investment portfolio, Bessemer Sand Hill Investors Fund II (the "Fund"), and the Placement Agent is willing to render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Procedures for Selling Interests on Form N-2.

  Placement Agent will act as the exclusive placement agent of the interests covered by the Trust’s registration statement then in effect under the 1940 Act ("Interests"). Placement Agent shall have the right to sell Interests of the Fund upon the terms set forth in the Trust’s registration statement, as such registration statement is in effect and is amended from time to time
  Agent acknowledges receipt of a copy of the Trust’s Registration Statement on Form N-2 under the 1940 Act, including copies of Part A, also referred to as the Private Placement Memorandum (the "Memorandum"), the Declaration of Trust, dated as of [______], 2001 (as the same may be amended from time to time) and the subscription documents for the Interests (the "Subscription Documents") (all documents in this sub-paragraph are collectively referred to as the "Offering Documents").
  Agent agrees to use reasonable efforts to arrange for the private placement of Interests on behalf of the Fund with investors meeting the qualifications set forth in Section 4(a) hereof, in accordance with the terms and conditions set forth in the Offering Documents and this Agreement. Interests may be offered and sold by Agent hereunder during the offering period, which shall commence on the date designated by the Manager (as defined in the Memorandum) and communicated to Agent and shall conclude on such date as may be designated by the Manager and communicated to Agent. Agent shall be the exclusive placement agent of the Fund for the offering of Interests.
  Agent acknowledges that the Trust, on behalf of the Fund, in its engagement of Agent in connection with the private placement of Interests, does so in reliance upon the representations, warranties, covenants and agreements of Agent contained herein.
  Agent shall (i) hold itself available to receive subscriptions for Interests from investors, (ii) promptly upon receipt of any subscriptions for Interests, notify the Trust or its agent of such receipt, (iii) review such subscriptions to determine if the subscribers meet the Fund’s suitability and eligibility requirements and (iv) transmit to the Manager the subscription documents of those subscribers who meet such suitability and eligibility requirements. The Manager, on behalf of the Fund, shall have the right, in its sole discretion, to reject any subscription received by it, in whole or in part, as described in the Memorandum. No subscription shall be deemed effective until accepted by the Manager. A subscription shall be deemed to be accepted by the Manager only when the subscription agreement evidencing the subscription shall have been signed by the Manager, on behalf of the Fund.
  Agent will cooperate with the Manager and the Fund in endeavoring to qualify or register the offers made by the Memorandum and the sale of the Interests under, or to establish the exemption of such offers and sales from qualification or registration under, the applicable federal securities laws or securities or "blue sky" laws of any state.
  Agent shall not be obligated to sell any certain number of Interests and nothing herein contained shall prevent Agent from entering into like arrangements with other investment funds or other entities.As the Trust’s agent, the Agent may sell and distribute Fund Interests in such manner not inconsistent with the provisions hereof as the Agent may determine from time to time. The Agent shall comply with all laws, rules and regulations applicable to it, including, without limiting the generality of the foregoing, all applicable rules or regulations under the 1940 Act, and of any securities association registered under the Securities Exchange Act of 1934 (the "1934 Act").

2. Registration Statement.

The Registration Statement has been or will be, as the case may be, prepared in conformity with the 1940 Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission ("SEC"). The Registration Statement will contain all statements required to be stated therein in accordance with the 1940 Act and the Rules and Regulations, and all statements of fact contained in the Registration Statement will be true and correct at the time indicated or the effective date, as the case may be, and the Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Fund Interests.

Copies. Agent agrees to furnish a copies of the Offering Documents approved by the Manager to each investor it solicits in connection with the offering of the Interests. The Trust shall provide at the expense of the Trust, such number of copies of such Offering Documents as the Agent may reasonably require.

3. Representations, Warranties and Covenants of the Trust and Fund.

The Trust, on behalf of itself and the Fund, represents and warrants to, and covenants and agrees with, Agent that:

  The Registration Statement will be prepared in conformity with the 1940 Act and the Rules and Regulations and does not and will not on the date of any offer or sale of Interests contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made.
  Neither the Trust, the Fund nor any of its agents has directly or indirectly engaged in any general solicitation or general advertising in respect of the Interests or taken, or will take, any action or actions that would cause the offering of Interests to be subject to registration under the Securities Act of 1933, as amended (the "1933 Act").
  The Trust shall notify the Agent of any action of the SEC with respect to the Registration Statement filed with the SEC under the 1940 Act.
  The Trust shall comply with all applicable laws, rules and regulations, including, without limiting the generality of the foregoing, all rules or regulations made or adopted pursuant to the 1940 Act or by any securities association registered under the 1934 Act.
  This agreement has been duly and validly authorized, executed and delivered by the Trust, and when executed and delivered by the Trust will be duly and validly authorized, executed and delivered on behalf of the Fund.

4. Representations, Warranties and Covenants of the Agent.

  Agent will not engage in any general solicitation or general advertising in respect of the Interests and will make offers to sell Interests to, or solicit offers to buy Interests from, or otherwise negotiate in respect thereof with, only investors (i) that Agent reasonably believes are "accredited investors", as that term is defined in Regulation D under the 1933 Act, and who are "qualified clients", as that term is defined under Rule 205-3 under the Investment Advisers Act of 1940 ("Advisers Act"), and (ii) with respect to whom Agent had a professional relationship prior to the date hereof and, based on information furnished to Agent by such person, the nature of Agent’s contacts with such person and other information available to Agent, Agent has a reasonable basis for knowing the net worth, investment objectives, investment experience and sophistication of such person.
  In offering Interests for sale, Agent will not take any action or actions (i) that would cause the offering of Interests to be subject to registration under the 1933 Act, or (ii) in violation of any rules of the National Association of Securities Dealers, Inc. ("NASD") or the SEC.
  In offering Interests for sale, Agent will not offer Interests for sale, or solicit any offers to buy any Interests, or otherwise negotiate with any person in respect of Interests, on the basis of any communications or documents relating to Interests or any investment therein or to the Fund or any investment therein or to the Manager, other than the Registration Statement, the Memorandum, the Declaration of Trust, the Subscription Documents, information otherwise furnished in writing to the Agent by or on behalf of the Manager (as defined in the Memorandum) specifically for such purpose, or any other document, and any cover or transmittal letter, satisfactory in form and substance to the Manager and counsel for the Manager. Agent and its personnel will not make any statement regarding the Fund or the offering of Interests that is false or materially misleading.
  Agent will offer Interests for sale to, or solicit offers to buy Interests from, or otherwise negotiate with respect to any Interests with, only such investors and in such manner and in such circumstances as counsel for the Trust (or such other counsel reasonably acceptable to Agent), has advised is in compliance with the securities or "blue sky" laws of the states in which such investors are located, which advice of Trust counsel (which shall not be understood to constitute an opinion of law) may be based upon an examination of the statutes and regulations, if any, of such jurisdictions as reported in standard compilations and upon interpretive advice obtained from representatives of certain securities commissions.
  Agent is a broker-dealer registered under the 1934 Act and the laws of the states in which it will offer Interests, and Agent is a member in good standing of the NASD.
  In each state, Agent will permit only those of its agents, employees or representatives who have effective registrations in such state, as and if required by the securities or "blue sky" laws of such state, to review the suitability of Interests for, to offer Interests for sale to, or solicit offers to buy Interests from, or otherwise negotiate with respect to, discuss the terms or merits of an investment in or provide any documents relating to the Interests with, any investors resident in such state.
  Agent has not, prior to the date of this Agreement, engaged in any activities with respect to the Interests that would be inconsistent with paragraphs (a) through (f) of this Section.
  The Trust shall comply with all applicable laws, rules and regulations, including, without limiting the generality of the foregoing, all rules or regulations made or adopted pursuant to the 1940 Act or by any securities association registered under the 1934 Act.
  This Agreement has been duly and validly authorized, executed and delivered by or on behalf of Agent.

5. Indemnification.

  By the Trust. Recognizing that Agent will be providing services to the Fund and acting on the Fund’s behalf in connection with the performance of services hereunder, the Fund (upon its formation and solely out of its assets) agrees, to the extent permitted by the Declaration of Trust and applicable federal and state law (including, but not limited to, federal and state securities law), to indemnify and hold harmless Agent, each officer, director, partner, or controlling person (within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, of Agent and each agent or employee of Agent against any and all loss, liability, claim, damage and expense (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) arising under the 1933 Act, 1940 Act, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, the Memorandum or other Offering Documents, or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading.
  By the Agent. The Agent agrees to indemnify, defend and hold harmless the Trust, its officers and directors and any person who controls the Trust within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or trustees or any such controlling person, may incur under the 1933 Act, the 1940 Act, the common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or trustees or such controlling person resulting from such claims or demands shall arise out of or be based upon (i) any alleged untrue statement of a material fact contained in information furnished in writing by the Placement Agent to the Trust specifically for use in the registration statement or the Memorandum or shall arise out of or be based upon any alleged omission required to be stated in the registration statement or the Memorandum or necessary to make such information not misleading, (ii) any alleged act or omission on the Placement Agent’s part as the Trust’s agent that has not been expressly authorized by the Trust in writing, or (iii) any alleged willful misfeasance, bad faith or gross negligence in the performance of the Placement Agent’s obligations and duties under the Agreement or by reason of its alleged reckless disregard thereof.

6. Other Provisions Related to Indemnification.

  Exceptions from Indemnification. Notwithstanding Section 5(a) and 5(b), in no case shall the Trust or the Agent, as an indemnifying party (each an "Indemnitor"), be liable under this Section for claims made against an Indemnified Person
  (i) unless the Indemnitor is notified in writing of the nature of the claims within a reasonable time after the assertion, but failure to notify the Indemnitor shall not relieve the Indemnitor from any liability which is may have otherwise on account of this Section 5, or (ii) if such claims resulted from the Indemnified Persons’ intentional act, bad faith, gross negligence or willful misconduct.
  Compromise, Settlement, Right to Participate in Defense. An Indemnified Person may not settle or compromise any claim, suit or proceeding for which indemnification or reimbursement of expenses is sought without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld. An Indemnitor shall be entitled to participate at its own expense in the defense or, if it elects within a reasonable time after receipt of notice of any claim, suit or proceeding, to assume the defense of any such claim asserted or any suit brought to enforce any such claim, but if the Indemnitor elects to assume the defense thereof, such defense shall be conducted by counsel chosen by it with the consent of the Indemnified Persons against whom such claim is made or who are defendants in any suit so brought, which consent shall not be unreasonably withheld. In the event that the Indemnitor elects to assume the defense of any such claim or suit and retains such counsel, the Indemnified Persons in respect of such claim or suit shall bear the fees and expenses of their own counsel arising out of any legal services thereafter performed. In the event that the parties to any such action (including impleaded parties) include the Indemnitor and one or more Indemnified Persons, and any such Indemnified Person shall have been advised by independent counsel chosen by it that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor, the Indemnitor shall not have the right to assume the defense of such action on behalf of such Indemnified Person, and will reimburse such Indemnified Person as aforesaid for the reasonable fees and expenses of any counsel, reasonably acceptable to the Indemnitor, that is retained by such Indemnified Person. Notwithstanding the preceding sentence, in connection with any one action, or more than one separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, where there are different or additional defenses available to one or more Indemnified Persons, all such Indemnified Persons with the same additional or different defense shall be limited to one firm of attorneys reasonably acceptable to the Indemnitor, which firm shall be designated in writing by such Indemnified Person or Persons and the Indemnitor shall not be liable for any fees and expenses of any other firm of attorneys.

7. Compensation. The Placement Agent shall not receive any compensation from the Trust or the Fund for acting as Placement Agent.

8. Registration Statement. No Fund Interests shall be sold through the Agent or by the Trust under this agreement and no orders for the purchase of Fund Interests shall be confirmed or accepted by the Trust if and so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1940 Act. Nothing contained in this paragraph 7 shall in any way restrict, limit or have any application to or bearing upon the Trust’s obligation to redeem Fund interests from any interestholder in accordance with the provisions of the Trust’s registration statement or its Declaration of Trust, as amended from time to time. The Trust will use its best efforts at all times to have Fund Interests effectively registered under the 1940 Act.

9. Termination. This Agreement shall continue in effect for a period of more than one year from the date hereof only so long as such continuance is specifically approved at least annually in accordance with the 1940 Act and the rules thereunder. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act and by the SEC staff in interpretive releases and no-action letters). This Agreement may be terminated at any time by the Trust, on behalf of the Fund, or by the Agent upon sixty (60) days’ prior written notice to the other party.

10. Notice. Any notice required to be given pursuant to this Agreement shall be deemed duly given by sending the same by prepaid first class postage or by facsimile, or by delivering the same by hand, (1) to Agent, c/o Bessemer Trust Company, N.A., 630 Fifth Avenue, New York, New York 10111, Attention: Bessemer Sand Hill Investors Fund II, (facsimile number: (212) 246-3982), or (2) to the Trust and the Fund at 630 Fifth Avenue, New York, New York 10111, Attention: Bessemer Sand Hill Investors Fund II, (facsimile number: (212) 246-3982).

11. Agent Only. In soliciting purchases of Interests, Agent shall act solely as the Fund’s agent and not as principal.

12. Miscellaneous. This Agreement will be governed by and construed and enforced in accordance with the laws applicable to contracts executed and performable in the State of New York without regard to the principles of conflicts of laws. This Agreement is binding upon each of the parties hereto and their respective successors and will inure to the benefit of each of Agent, the Trust, the Fund and their respective successors and heirs.

13. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and may not be amended, nor may any rights hereunder be waived, except by a writing signed by the parties hereto.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

BESSEMER FUNDS TRUST

By:

BESSEMER INVESTOR SERVICES, INC.

By:

Exhibit 2(r)(1)

CODE OF ETHICS FOR

BESSEMER FUNDS TRUST

(Adopted ________, 2001)

Bessemer Funds Trust (the "Trust") has determined to adopt this Code of Ethics (the "Code") as of [_______________], to specify and prohibit certain types of personal securities transactions deemed to create a conflict of interest and to establish reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act").

I. DEFINITIONS

A. An "Access Person" means (i) any trustee, director, officer or Advisory Person (as defined below) of the Fund or any investment adviser thereof, or (ii) any Trustee or officer of the placement agent of the Fund who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for the Fund for which the placement agent so acts or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the Fund regarding the purchase or sale of securities or (iii) notwithstanding the provisions of clause (i) above, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, any trustee, director, officer or Advisory Person of the investment adviser who, with respect to the Fund, makes any recommendation or participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund or who in connection with his or her duties, obtains any information concerning securities recommendations being made by such investment adviser to the Fund.

B. An "Advisory Person" means any employee of the Fund or any investment advisor thereof (or of any company in a control relationship to the Fund or such investment adviser) who, in connection with his or her regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of securities by the Fund or whose function relates to any recommendations with respect to such purchase or sales and any natural person in a control relationship with the Fund or adviser who obtains information regarding the purchase or sale of securities.

C. "Investment Personnel" include Access Persons with direct responsibility and authority to make investment decisions affecting the Fund (such as portfolio managers and chief investment officers); Access Persons who provide information and advice to such portfolio managers (such as securities analysts); and Access Persons who assist in executing investment decisions for the Fund (such as traders).

D. "Access Persons," "Advisory Persons" and "Investment Personnel" shall not include any individual who is required to and does file quarterly reports with any investment adviser, sub-adviser, administrator or the placement agent substantially in conformity with Rule 17j-1 of the 1940 Act or Rule 204-2 of the Investment Advisers Act of 1940, provided however, that the compliance officer of any investment adviser, sub-adviser, administrator, or the placement agent shall (i) file an annual certification with the Fund stating that such entity has adopted or approved the continuation of its Code of Ethics, substantially in the form that was provided to the Fund’s Code of Ethics was adopted; and (ii) notify the Fund’s compliance officer of any violation of such entity’s Code of Ethics upon actual knowledge by such compliance officer that a violation has occurred. The Fund’s compliance officer shall report any violations to the Fund’s Board of Trustees in accordance with the provisions of the Fund’s Code of Ethics as if the report of the violation had been made under the Fund’s Code of Ethics.

E. "Beneficial Ownership" shall be interpreted subject to the provisions of Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

F. "Control" shall have the same meaning as set forth in Section 2(a)(9) of the 1940 Act.

G. "Fund" means a series of the Trust, including Bessemer Sand Hill Investors Fund II.

H. "Independent Trustee" means a Trustee who is not an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. An "interested person" includes any person who is a trustee, director, officer, employee or owner of 5% or more of the outstanding stock of the Adviser. Affiliates of brokers or dealers are also "interested persons", except as provided in Rule 2(a)(19)(1) under the 1940 Act.

I. The "Review Officer" is the person designated by the Fund’s Board of Trustees to monitor the overall compliance with this Code. In the absence of any such designation the Review Officer shall be the Secretary or any Assistant Secretary of the Fund.

J. The "Preclearance Officer" is the person designated by the Fund’s Board of Trustees to provide preclearance of any personal security transaction as required by this Code of Ethics.

K. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security or the purchase or sale of a future or index on a security or option thereon.

L. "Covered Security" shall have the meaning as set forth in Section 2(a)(36) of the 1940 Act (in effect, all securities, including "Related Securities"), except that it shall not include securities issued by the U.S. Government (or any other "government security" as that term is defined in the 1940 Act), bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instrument including repurchase agreements, and shares of registered open-end investment companies.

M. "Related Securities" are instruments and securities that are related to, but not the same as, a Covered Security. For example, a Related Security may be convertible into a Covered Security, or give its holder the right to purchase the Covered-Security. For purposes of reporting, "Covered Security" shall include futures, swaps, and other derivative contracts.

N. A security is "being considered for purchase or sale" when a recommendation to purchase or sell the security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

II. STATEMENT OF GENERAL PRINCIPLES

The following general fiduciary principles shall govern the personal investment activities of all Access Persons.

Each Access Person shall adhere to the highest ethical standards and shall:

A. at all times, place the interests of the Fund before his personal interests;

B. conduct all personal securities transactions in a manner consistent with this Code, so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

C. not take any inappropriate advantage of his position with or on behalf of the Fund.

III. RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES.

A. Blackout Periods

1. No Access Person (other than a Independent Trustee and John R. Whitmore) shall purchase or sell, directly or indirectly, any Covered Security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership on a day during which he knows or should have known the Fund has a pending "buy" and "sell" order in that same security until that order is executed or withdrawn.

2. No Advisory Person or Investment Personnel shall purchase or sell, directly or indirectly, any Covered Security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership within at least seven calendar days before and after the Fund trades (or has traded) in that security.

B. Initial Public Offerings

No Advisory Person shall acquire any security in an initial public offering for his or her personal account.

C. Private Placements

With regard to private placements, each Advisory Person shall:

1. obtain express prior written approval from the Review Officer (who, in making such determination, shall consider among other factors, whether the investment opportunity should be reserved for the Fund, and whether such opportunity is being offered to such Advisory Person by virtue of his position with the Fund) for any acquisition of securities in a private placement; and

2. after authorization to acquire securities in a private placement has been obtained, disclose such personal investment with respect to any subsequent consideration by the Fund (or any other investment company for which he acts in a capacity as an Advisory Person) for investment in that issuer.

D. Short-Term Trading Profits

No Advisory Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) Covered Securities of which such Advisory Person has beneficial ownership within 60 calendar days. Any profit so realized shall, unless the Fund’s Board of Trustees approves otherwise, be disgorged as directed by the Fund’s Board of Trustees.

E. Gifts

No Advisory Person shall receive any gift or other things of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

F. Service as a Trustee

1. No Advisory Person shall serve on a board of directors of a publicly traded company without prior authorization from the Board of Trustees of the Fund, based upon a determination that such board service would be consistent with the interests of the Fund and its investors.

2. If board service of an Advisory Person is authorized by the Board of Trustees of the Fund such Advisory Person shall be isolated from the investment making decisions of the Fund with respect to the company of which he is a Trustee.

G. Exempted Transactions

The prohibition of Section III shall not apply to:

1. purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control;

2. purchases or sales that are non-volitional on the part of the Access Person or the Fund, including mergers, recapitalizations or similar transactions;

3. purchases which are part of an automatic dividend reinvestment plan; and

4. purchases effected upon the exercise of rights issued by an issuer  pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of rights so acquired; and purchases and sales that receive prior approval in writing by the Preclearance Officer as (a) only remotely potentially harmful to the Fund because they would be very unlikely to affect a highly institutional market, (b) clearly not economically related to the securities to be purchased or sold or held by the Fund or client or (c) not representing any danger of the abuses prescribed by Rule 17j-1, but only if in each case the prospective purchaser has identified to the Review Officer all factors of which he or she is aware which are potentially relevant to a conflict of interest analysis, including the existence of any substantial economic relationship between his or her transaction and securities held or to be held by the Fund.

IV. COMPLIANCE PROCEDURES

A. Preclearance

An Access Person (other than an Independent Trustee and John R. Whitmore) may not, directly or indirectly, acquire or dispose of beneficial ownership of a Covered Security except as provided below unless:

1. such purchase or sale has been approved by the Preclearance Officer;

2. the approved transaction is completed on the same day approval is received; and

3. the Preclearance Officer has not rescinded such approval prior to execution of the transaction.

Each Access Person may effect total purchases and sales of up to $25,000 of Covered Securities listed on a national securities exchange within a six month period without preclearance from the Board of Trustees or the Preclearance Officer.

(1) The six month period is a "rolling" period, i.e., the limit is applicable between any two dates which are six months apart.

(2) Transactions in options and futures, other than options or futures on commodities, will be included for purposes of calculating whether the $25,000 limit has been exceeded. Such transactions will be measured by the value of the securities underlying the options and futures.

(3) Although preclearance is not required for personal transactions in securities which fall into this "de minimis" exception, these trades must still be reported on a quarterly basis pursuant to Section IV.B. if such transactions are reportable.

A. Reporting

1. Coverage: Each Access Person (other than Independent Trustees) shall file with the Review Officer confidential quarterly reports containing the information required in Section IV.B.2 of this Code with respect to all transactions during the preceding quarter in any Covered Securities in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, provided that no Access Person shall be required to report transactions effected for any account over which such Access Person has no direct or indirect influence or control (except that such an Access Person must file a written certification stating that he or she has no direct or indirect influence or control over the account in question). All such Access Persons shall file reports, even when no transactions subject to reporting requirements were effected.

2. Filing. Every report shall be made no later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

(a) the date of the transaction, the title and the number of shares and the principal amount of each Covered Security involved;

(b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

(c) the price at which the transaction was effected; and

(d) the name of the broker, dealer or bank with or through whom the transaction was effected.

3. Any report may contain a statement that it shall not be construed as an admission by the person making the report that he or she had any direct or indirect beneficial ownership in the Covered Security to which the report relates.

4. Confirmations: All Access Persons (other than Independent Trustees) shall direct their brokers to supply the Fund’s Review Officer on a timely basis, duplicate copies of confirmations of all personal securities transactions.

5. New Accounts: All Access Persons (other than Independent Trustees) shall report any new account established with a broker, dealer or bank in which security was transacted or held for the direct or indirect benefit of the Access Person during the quarter. The report shall include the name of the entity to whom account was established and the date on which it was established.

B. Review

In reviewing transactions, the Review Officer shall take into account the exemptions allowed under Section III.G. Before making a determination that a violation has been committed by an Access Person, the Review Officer shall give such person an opportunity to supply additional information regarding the transaction in question.

C. Disclosure of Personal Holdings.

Every Access Person (other than Independent Trustees), within 10 calendar days of commencement of employment as an Access Person, will be required to furnish a list including the following information which information must be current as of the date when such person became an Access Persons (i) the title number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership; (ii) the name of any broker, dealer or bank maintaining an account in which any Covered Security was held for direct or indirect benefit of the Access Person; and (iii) the date the report is submitted to the Review Officer. In addition, each Access Person, on an annual basis, will be asked to furnish a list containing the above information (which information must be current as of a date not more than 30 days before the report is submitted) within 10 days of the request.

D. Certification of Compliance

Each Access Person is required to certify annually that he or she has read and understood the Fund’s Code and recognized that he or she is subject to such Code. Further, each Access Person is required to certify annually that he or she has complied with all the requirements of the Code and that he or she has disclosed or reported all personal securities transactions pursuant to the requirements of the Code.

V. REQUIREMENTS FOR INDEPENDENT TRUSTEES

A. Every Independent Trustee shall file with the Review Officer a quarterly report indicating that he or she had no reportable transactions or a report containing the information required in Section IV.B. of this Code with respect to transactions (other than exempted transactions listed under Section III.G.) in any Covered Securities in which such person has, or by reason of such transactions acquires, any direct or indirect beneficial ownership, if such Trustee, at the time of that transaction, knew or should have known, in the ordinary cause of pursuing his or her official duties as Trustee, that during the 15 day period immediately preceding or after the transaction by the Trustee:

1. such Covered Security was being purchased or sold by the Fund; or

2. such Covered Security was being considered for purchase or sale by the Fund.

All Independent Trustees shall file reports, even when no transactions have been effected, representing that no transactions subject to reporting requirement were effected.

B. Notwithstanding the preceding section, any Independent Trustee may, at his or her option, report the information described in section IV.B.2 with respect to any one or more transactions and may include a statement that the report shall not be construed as an admission that the person knew or should have known of portfolio transactions by the Fund in such securities.

VI. PREVIEW BY THE BOARD OF TRUSTEES

At least annually, the Review Officer shall report to the Board of Trustees regarding:

A. All existing procedures concerning Access Persons’ personal trading activities and any procedural changes made during the past year;

B. Any recommended changes to the Fund’s Code or procedures; and

C. A summary of any violations which occurred during the past year with respect to which significant remedial action was taken and any other issues which arose under the Code of Ethics during the past year.

VII. SANCTIONS

A. Sanctions for Violations by Access Persons

If the Review Officer determines that a violation of this Code has occurred, he or she shall so advise the Board of Trustees and the Board may impose such sanctions as it deems appropriate, including, inter alia, disgorgement of profits, censure, suspension or termination of the Code and any sanctions imposed as a result thereto shall be reported periodically to the Board of Trustees.

If the review Officer determines that any Independent Trustee has violated this Code, he or she shall so advise the President of the Fund and also a committee consisting of the Independent Trustees (other than the person whose transaction is at issue) and shall provide the committee with a report, including the record of pertinent actual or contemplated portfolio transactions of the Fund and any additional information supplied by the person whose transaction is at issue. The committee, at its option, shall either impose such sanctions as it deems appropriate or refer the matter to the full Board of Trustees of the Fund, which shall impose such sanctions as it deems appropriate.

VIII. MISCELLANEOUS

A. Access Persons

The Review Officer of the Fund will identify all Access Persons who are under a duty to make reports to the Fund and will inform such persons of such duty. Any failure by the Review Officer to notify any person of his or her duties under this Code shall not relieve such person of his or her obligations hereunder.

B. Records

The Fund’s Administrator shall maintain records in the manner and to the extent set forth below, which records may be maintained on microfilm under the conditions described in Rule 31a-2(f) under the 1940 Act, and shall be available for examination by representatives of the Securities and Exchange Commission ("SEC"):

1. a copy of this Code and any other code which is, or at any time within the past five years has been, in effect shall be preserved in an easily accessible place;

2. a record of any violation of this Code and of any action taken as a result of such violation shall be preserved in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurs;

3. a copy of each report made pursuant to this Code shall be preserved for a period of not less than five years from the end of the fiscal year in which it is made, the first two years in an easily accessible place;

4. a list of all Persons who are required, or within the past five years have been required, to make reports pursuant to this Code, or are or were responsible for reviewing these reports;

5. A copy of any supporting documentation used in making decisions regarding action taken by the Review Officer with respect to personal securities trading shall be preserved for a period of not less than five years following the end of the fiscal year in which it is generated, the first two years in an easily accessible place.

C. Confidentiality

All reports of securities transactions and any other information filed pursuant to this Code shall be treated as confidential, except to the extent required by law.

D. Interpretation of Provisions

The Board of Trustees of the Fund may from time to time adopt such interpretations of this Code as it deems appropriate.

BESSEMER SAND HILL INVESTORS FUND II

TRANSACTIONS REPORT

To: ___________________________ Review Officer

From: _________________________ Your Name

This Transaction Report (the "Report") is submitted pursuant to Section IV of the Code of Ethics of Bessemer Sand Hill Investors Fund II (the "Fund) and supplies (below) information with respect to transactions in any security in which I may be deemed to have, or by reason of such transaction acquire, any direct or indirect beneficial ownership interest (whether or not such security is a security held or to be acquired by a Fund) for the calendar quarter ended  _____________________________________________________.

Unless the context otherwise requires, all terms used in the Report shall have the same meaning as set forth in the Code of Ethics.

For purposes of the Report beneficial ownership shall be interpreted subject to the provisions of the Code of Ethics and Rule 16a-l(a) (2) of the Securities Exchange Act of 1934.
Title of Security	Date of Transaction	Nature of Transaction (Whether Purchase, Sale, or Other Type of Disposition or Acquisition	Principal Amount of Securities Acquired or Disposed Of	Price At Which the Transaction Was Effected	Name of the Broker, Dealer or Bank With whom The Transaction Was Effected	Nature of Ownership of Securities*

*If appropriate, you may disclaim beneficial ownership of any security listed in this report.

I HEREBY CERTIFY THAT I (1) HAVE READ AND UNDERSTAND THE CODE OF ETHICS OF THE FUND, DATED ___________________________, (2) RECOGNIZE THAT I AM SUBJECT TO THE CODE OF ETHICS, (3) HAVE COMPLIED WITH THE REQUIREMENTS OF THE CODE OF ETHICS OVER THE PAST YEAR, (4) HAVE DISCLOSED ALL PERSONAL SECURITIES TRANSACTIONS, OVER THE PAST YEAR, REQUIRED TO BE DISCLOSED BY THE CODE OF ETHICS, (5) HAVE SOUGHT AND OBTAINED PRECLEARANCE WHENEVER REQUIRED BY THE CODE OF ETHICS AND (6) CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THE INFORMATION FURNISHED IN THIS REPORT IS TRUE AND CORRECT.

Name (Print):___________________________________________________

Signature: ______________________________________________________

Date: _________________________________________________________

BESSEMER SAND INVESTORS FUND II

PERSONAL TRADING REQUEST AND AUTHORIZATION

Personal Trading Request (to be completed by access person prior to any personal trade):

Name: ______________________________________________________________

Date of proposed transaction: _____________________________________________

Name of the issuer and dollar amount or number of securities of the issuer to be purchased or sold:

_____________________________________________________________________

Nature of the transaction (i.e., purchase, sale): __________________________________

Are you or is a member of your immediate family an officer or director of the issuer of the securities or any affiliate2 of the issuer? Yes _______ No ______

If yes, please describe: _____________________________________________________

_______________________________________________________________________

Describe the nature of any direct or indirect professional or business relationship that you may have with the issuer of the securities.3________________________________________________________________

_______________________________________________________________________

Do you have any material nonpublic information concerning the issuer?

Yes ____ No ____

Do you beneficially own more than 1/2 of 1% of the outstanding equity securities of the issuer?

Yes ____ No ____

If yes, please report the name of the issuer and the total number of shares "beneficially owned":

_______________________________________________________________________

_______________________________________________________________________

Are you aware of any facts regarding the proposed transaction, including the existence of any substantial economic relationship, between the proposed transaction and any securities held or to be acquired by a Fund that may be relevant to a determination as to the existence of a potential conflict of interest?4

Yes ____ No ____

__________________________

  Other than market order, please describe any proposed limits
  For purposes of this question, "affiliate" includes (1) any entity that directly or indirectly owns, controls or holds with power to vote 5% or more of the outstanding voting securities of the issuer and (ii) any entity under common control with the issuer.
  A "professional relationship" includes, for example, the provision of legal counsel or accounting services. A "business relationship" includes, for example, the provision of consulting services or insurance coverage.
  Facts that would be responsive to this question include, for example, the receipt of "special favors" from a stock promotor, such as participation in a private placement or initial public offering, as an inducement to purchase other securities of the Fund. Another example would be investment in securities of a limited partnership that in turn owned warrants of a company formed for the purpose of effecting a leverage buy-out in circumstances where the Fund might invest in securities related to the leveraged buy-out. The foregoing are only examples of pertinent facts and in no way limits the types of facts that may be responsive to this question.

If yes, please describe:

_______________________________________________________________________

________________________________________________________________________

To the best of your knowledge and belief, the answers that you have provided above are true and correct.

______________________

Signature

Approval or Disapproval of Personal Trading Request (to be completed by Preclearance Officer):

___	I confirm that the above described proposed transaction appears to be consistent with the policies described in the Code and that the conditions necessary for approval of the proposed transaction have been satisfied.
___	I do not believe the above-described proposed transaction is consistent with the policies described in the Code or that the conditions necessary for approval of the proposed transaction have been satisfied.

Dated:	Signed: Title:

Exhibit 2(r)(2)

CODE OF ETHICS OF BESSEMER TRUST COMPANY, N.A.

Enhancements to Bessemer’s Employee Trading Program

Redefined and stratified Bessemer Trust Company, N.A. (the "Bank") employees under the policy.

Access Persons

Secondary Reporting Persons

Placed additional restrictions on Access Persons.

Prohibited from purchasing or selling for personal account when the Old Westbury Funds or Bessemer Sand Hill Investors Fund II are buying/selling outside of a Bank-wide program.

Restricted from purchasing or selling five days prior to a Bank volume program.

Must preclear personal transactions of all securities purchased or sold by the Bank as part of a "volume" program ("Bessemer Names").

Institute two-day preclearance period, except for de minimis transactions in securities that are not "Bessemer Names."

Preclearance for all IPOs.

Disclosure of all personal security holdings on an annual basis.

Preclude short-term trading of Bessemer Names, defined as purchase/sale or sale/purchase within ten-day period. Approval is granted for exceptions.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-7

OFFICER AND EMPLOYEE PERSONNEL INVESTMENT POLICY

I. GENERAL PRINCIPLES

The following fiduciary principles shall govern the personal investment activities of all officers and employees reporting under this policy.

Each reporting officer and employee shall adhere to the highest ethical standards and shall:

Avoid involvement in any activity in which it might appear that his/her personal interest could influence any actions, judgements or advice given on behalf of the Banks;

Conduct all personal securities transactions in a manner consistent with this policy so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

Not take any inappropriate advantage of his/her position with or on behalf of the Bank.

II. POLICY APPLICATION

The Bank has defined two separate classes of officers and employees responsible for adhering to the following personal trading restrictions and reporting requirements.

Access Persons: Will include any officer or employee of the Bank who, in the ordinary course of his/her duties, makes, participates in or obtains information regarding the "volume" purchase or sale of securities for the Bank and its clients or those "volume" purchase and sale programs that the Bank is considering making for itself and its clients ("Bessemer Names"). Officers and certain employees of the following Bank committees and departments will be considered Access Persons:

-- Members of the Investment Policy and Strategy Committee

-- Investment Department

-- Portfolio Managers

-- Security Analysts

-- Administrative Staff

-- Portfolio Operations Department Officers

-- Trading Department

-- Compliance Department

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-8

Secondary Reporting Persons: Will include those Bank officers and certain employees who, in the general course of their duties, may become aware of what the Bank is purchasing or selling in "volume" for Bank clients. Such departments will include:

-- Client Account Management

-- Business Development

-- Alternative Asset Management Group

-- Finance/Comptrollers/Treasury

-- Bank/Trust Operations and Custody

-- Wealth Planning/Tax

-- Computer/Systems

-- Audit

The policy will also apply to an associate of an Access Person or a Secondary Reporting Person defined as any spouse, child or relative or any other person or organization over whose account the Access Person or Secondary Reporting Person has investment control and discretion.

III. RESTRICTIONS ON PERSONAL INVESTMENT ACTIVITIES

Black out periods: No Access Person or Secondary Reporting Person or his/her associates shall purchase or sell directly or indirectly any security during the period that the Bank is purchasing or selling as a "volume" program or any security that the Bank has made a decision to buy or sell as a "volume" program. Additionally, Access Persons and Secondary Reporting Persons will be precluded from purchasing or selling a security that the Bank is purchasing/selling as part of a "volume" program during the five business days prior to the "volume" program.

Access Persons will be further restricted from purchasing or selling securities when the Old Westbury family of mutual funds or Bessemer Sand Hill Investors Fund II is purchasing and selling that security. These purchases and sales may or may not be part of a "volume" program.

Initial Public Offerings: In order to preclude any possibility of profiting improperly from their position with the Bank, no Access Person shall acquire security in an initial public offering ("IPO") brought to market by a broker/dealer that the Bank utilizes. Access Persons must pre-clear all other IPO transactions with the Compliance Department.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-9

Private Placement Transactions: All Access Persons and Secondary Reporting Persons must obtain approval from the Bank’s General Counsel or Director of Compliance prior to investing in any private placement. Should approval be granted, subsequent reporting of the transaction is required.

Short-term Trading: With respect to securities purchased by the Bank for its clients as part of a "volume" program, an Access Person shall not profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 10 business days of the date of the initial purchase or sale. On a case by case basis, exceptions to this rule will be granted by the Director of Compliance.

IV. SECURITY TRANSACTION PRECLEARANCE

Access Persons may not directly or indirectly acquire or dispose of a security purchased or sold as part of a volume program unless:

The Access Person obtains preclearance for the purchase or sale from the Compliance Department;

The precleared security is purchased or sold within two days of preclearance.

Individual transactions of "Non-Bessemer Names" of less than $50,000 do not require pre-clearance. Such transactions, however, must be included on the Access Person’s quarterly securities reporting form.

Secondary Reporting Persons are not required to preclear personal security transactions with the Compliance Department.

If Access Persons and Secondary Reporting Persons are unsure that the Bank is in the process of a "buy" or "sell" program for a specific security, he or she should call the Compliance Department regarding the proposed transaction.

V. EXEMPTED TRANSACTIONS

Access Persons and are not required to obtain preclearance for the following transaction types:

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-10

-- Purchases or sales effected in an account over which the officer or employee has no direct or indirect influence or control.

-- Purchases or sales that are non-volitional on the part of the officer or employee including mergers, recapitalization or similar transactions.

-- Purchases which are part of automatic dividend reinvestment plans.

-- Purchases or sales of banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

-- Mutual fund purchases or sales.

-- U.S. government and municipal fixed income securities.

-- Indexed-based securities.

-- Certain hybrid securities.

VI. QUARTERLY REPORTING OF PERSONAL SECURITIES TRANSACTIONS

Coverage: Each Access Person and Secondary Reporting Person shall file with the Compliance Department a confidential quarterly report detailing all reportable personal securities transactions entered into during the preceding quarter.

Reports must be filed even when no transactions have been effected.

Exceptions to Reporting Requirement: No Access Person or Secondary Reporting Person shall be required to report transactions:

-- effected for any account over which he/she has no direct or indirect influence or control;

-- in direct obligations of the U.S. Government;

-- in banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; or

-- in shares of mutual funds.

Filings: Every report shall be made no later than 10 days after the end of the calendar quarter and shall contain the following information:

The date of the transaction, the title and the number of shares and the principal amount of each security involved;

The nature of the transaction (i.e., purchase or sale);

The price at which the transaction was effected; and

The name of the broker or bank with or through whom the transaction was effected.

Brokerage Confirmations and Statements: All Access Persons and Secondary Reporting Persons shall direct their brokers to supply the Director of Compliance on a timely basis with duplicate copies of confirmations or monthly/quarterly statements of all personal securities transactions.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-11

VII. ENFORCEMENT

The Compliance Department will monitor the quarterly personal security transaction reports and officer/employee brokerage confirmations and brokerage statements (and other comparable discretionary security investment accounts). All questionable transactions will be reviewed with the Bank’s General Counsel and the involved officer or employee.

If the Director of Compliance and General Counsel conclude that the transaction violates this policy, they will bring the transaction to the attention of the President and, where necessary, the Board of Directors.

Access Persons or Secondary Reporting Persons who profit from a personal securities transaction that violates this policy shall, unless approved otherwise, be instructed to disgorge such profits. The determination of how profits will be disgorged will be made by the Bank’s General Counsel. Violations of this policy may result in disciplinary action, including possible termination of employment.

VIII. DISCLOSURE OF PERSONAL HOLDINGS

All Access Persons shall disclose all personal securities holdings upon commencement of employment and thereafter on an annual basis.

IX. CONFIDENTIALITY

All reports of securities transactions and any other information filed pursuant to this policy shall be treated as confidential to the extent required by law.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Administration	Page H-8A

RECORDKEEPING GUIDELINES FOR OFFICER AND

EMPLOYEE PERSONAL TRADING RECORDS

The following documents relating to the Bank’s Officer and Employee Trading Policies and Procedures will be maintained for a period of six years.

Officer and Employee Trading Policy

Officer and Employee Quarterly Personal Transaction Reports and supporting brokerage confirmations

Documentation on violations to the policy

Documentation of approvals to the exceptions of the Policy

List of Access Persons and the Compliance and Legal personnel responsible for monitoring transactions and reviewing and approving exceptions.

BESSEMER TRUST COMPANY, N.A.

EMPLOYEE PERSONAL SECURITY TRANSACTION REPORT

FOR THE QUARTER END _______________

_________________________________

Name

Trade Date	Purchase or Sale	Security Name	No. of Shares	Price Per Share	Total Principal Amount	Broker

________________________

Signature

(use additional sheets if necessary)

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, NY 10111

Peter Frischman 212-708-9357

SENIOR VICE PRESIDENT FAX: 212-265-5826

April 11, 2001

The Board of Trustees

Bessemer Funds Trust

Dear Sirs:

The undersigned hereby certifies on behalf of Bessemer Trust Company, N.A. ("BTC"), as adviser for Bessemer Funds Trust. as follows:

BTC has identified all Access Persons (as defined in Rule 17j-1 under the Investment Company Act of 1940) of BTC and notified them on April 10, 2001 of their reporting obligations under BTC’s Code of Ethics;

BTC has adopted procedures for management or compliance personnel to review transactions and holding reports; and

BTC has established a record of (i) Access Persons required to make transaction and holding reports, and (ii) persons responsible for reviewing those reports.

Very truly yours,

John J. Hederman

Principal

A SUBSIDIARY OF

THE BESSEMER GROUP, INCORPORATED

OFFICES AND AFFILIATES IN NEW YORK, PALM BEACH, LONDON, WASHINGTON, D.C., MIAMI, GRAND CAYMAN AND WOODBRIDGE, NJ

Exhibit 2(r)(3)

CODE OF ETHICS OF BESSEMER INVESTOR SERVICES, INC.

Summary of Certain Key Provisions

Refined and stratified employees under the policy.

Access Persons

Secondary Reporting Persons

Certain Restrictions on Access Persons.

Prohibited from purchasing or selling for personal account when the Old Westbury Funds or Bessemer Sand Hill Investors Fund II are buying/selling outside of a Bank-wide program.

Restricted from purchasing or selling five days prior to a volume program instituted by Bessemer Trust Company, N.A. (the "Bank").

Must preclear personal transactions of all securities purchased or sold by the Bank as part of a "volume" program ("Bessemer Names").

Institute two-day preclearance period, except for de minimis transactions in securities that are not "Bessemer Names."

Preclearance for all IPOs.

Disclosure of all personal security holdings on an annual basis.

Preclude short-term trading of Bessemer Names, defined as purchase/sale or sale/purchase within ten-day period. Approval is granted for exceptions.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-7

OFFICER AND EMPLOYEE PERSONNEL INVESTMENT POLICY

I. GENERAL PRINCIPLES

The following fiduciary principles shall govern the personal investment activities of all officers and employees reporting under this policy.

Each reporting officer and employee shall adhere to the highest ethical standards and shall:

Avoid involvement in any activity in which it might appear that his/her personal interest could influence any actions, judgements or advice given on behalf of the Bank);

Conduct all personal securities transactions in a manner consistent with this policy so as to avoid any actual or potential conflicts of interest, or an abuse of position of trust and responsibility; and

Not take any inappropriate advantage of his/her position with, on behalf of, or in connection with the Bank.

II. POLICY APPLICATION

Bessemer Investor Services, Inc. ("BIS"), a registered broker/dealer, has defined two separate classes of officers and employees responsible for adhering to the following personal trading restrictions and reporting requirements.

Access Persons: Will include any officer or employee of BIS who, in the ordinary course of his/her duties, makes, participates in or obtains information regarding the "volume" purchase or sale of securities for the Bank and its clients or those "volume" purchase and sale programs that the Bank is considering making for itself and its clients ("Bessemer Names"). Because BIS Officers and employees also are Officers and employees of BTNA, BIS has identified one category of Access Persons of BIS.

Officers and employees of BIS who also are Officers or employees of the following Bank committees and departments will be considered Officers and certain employees of BIS who also are Officers or employees of the following Bank committees and departments will be considered Access Persons:

-- Members of the Investment Policy and Strategy Committee

-- Investment Department

-- Portfolio Managers

-- Security Analysts

-- Administrative Staff

-- Portfolio Operations Department Officers

-- Trading Department

-- Compliance Department

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-8

Secondary Reporting Persons: Secondary Reporting Persons will include those BIS officers and certain employees who, in the general course of their duties, may become aware of what the Bank is purchasing or selling in "volume" for Bank clients. BIS has identified one category of persons of Secondary Reporting Persons. First, such persons will include BIS Officers and employees who also are Officers or employees of the following Bank departments:

-- Client Account Management

-- Business Development

-- Alternative Asset Management Group

-- Finance/Comptrollers/Treasury

-- Bank/Trust Operations and Custody

-- Wealth Planning/Tax

-- Computer/Systems

-- Audit

The policy will also apply to an associate of an Access Person or a Secondary Reporting Person defined as any spouse, child or relative or any other person or organization over whose account the Access Person or Secondary Reporting Person has investment control and discretion.

III. RESTRICTIONS ON PERSONAL INVESTMENT ACTIVITIES

Black out periods: No Access Person or Secondary Reporting Person or his/her associates shall purchase or sell directly or indirectly any security during the period that the Bank is purchasing or selling as a "volume" program or any security that the Bank has made a decision to buy or sell as a "volume" program. Additionally, Access Persons and Secondary Reporting Persons will be precluded from purchasing or selling a security that the Bank is purchasing/selling as part of a "volume" program during the five business days prior to the "volume" program.

Access Persons will be further restricted from purchasing or selling securities when the Old Westbury family of mutual funds or Bessemer Sand Hill Investors Fund II is purchasing and selling that security. These purchases and sales may or may not be part of a "volume" program.

Initial Public Offerings: In order to preclude any possibility of profiting improperly from their position with the Bank, no Access Person shall acquire a security in an initial public offering ("IPO") brought to market by a broker/dealer that the Bank utilizes. Access Persons must pre-clear all other IPO transactions with the Compliance Department.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-9

Private Placement Transactions: All Access Persons and Secondary Reporting Persons must obtain approval from BIS’s General Counsel or Director of Compliance prior to investing in any private placement. Should approval be granted, subsequent reporting of the transaction is required.

Short-term Trading: With respect to securities purchased by the Bank for its clients as part of a "volume" program, an Access Person shall not profit from the purchase and sale or sale and purchase of the same (or equivalent) security within 10 business days of the date of the initial purchase or sale. On a case by case basis, exceptions to this rule will be granted by the Director of Compliance.

IV. SECURITY TRANSACTION PRECLEARANCE

Access Persons may not directly or indirectly acquire or dispose of a security purchased or sold as part of a volume program unless:

The Access Person obtains preclearance for the purchase or sale from the Compliance Department;

The precleared security is purchased or sold within two days of preclearance.

Individual transactions of "Non-Bessemer Names" of less than $50,000 do not require pre-clearance. Such transactions, however, must be included on the Access Person’s quarterly securities reporting form.

Secondary Reporting Persons are not required to preclear personal security transactions with the Compliance Department.

If Access Persons and Secondary Reporting Persons are unsure that the Bank is in the process of a "buy" or "sell" program for a specific security, he or she should call the Compliance Department regarding the proposed transaction.

V. EXEMPTED TRANSACTIONS

Access Persons are not required to obtain preclearance for the following transaction types:

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-10

-- Purchases or sales effected in an account over which the officer or employee has no direct or indirect influence or control.

-- Purchases or sales that are non-volitional on the part of the officer or employee including mergers, recapitalization or similar transactions.

-- Purchases which are part of automatic dividend reinvestment plans.

-- Mutual fund purchases or sales.

-- Purchases or sales of banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

-- U.S. government and municipal fixed income securities.

-- Indexed-based securities.

-- Certain hybrid securities.

VI. QUARTERLY REPORTING OF PERSONAL SECURITIES TRANSACTIONS

Coverage: Each Access Person and Secondary Reporting Person shall file with the Compliance Department a confidential quarterly report detailing all reportable personal securities transactions entered into during the preceding quarter.

Reports: If an individual is an Access Person or Secondary Reporting Person and also is required to report under the Bank’s Code of Ethics or Bessemer Investment Management LLC’s ("BIM") Code of Ethics, the individual may satisfy the requirement to file quarterly or annual reports under this Code by submitting a copy (duly executed) of the report filed under the Bank’s or BIM’s Code of Ethics.

Reports must be filed even when no transactions have been effected.

Exceptions to Reporting Requirement: No Access Person or Secondary Reporting Person shall be required to report transactions:

-- effected for any account over which he/she has no direct or indirect influence or control;

-- in direct obligations of the U.S. Government;

-- in banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; or

-- in shares of mutual funds.

Filings: Every report shall be made no later than 10 days after the end of the calendar quarter and shall contain the following information:

The date of the transaction, the title and the number of shares and the principal amount of each security involved;

The nature of the transaction (i.e., purchase or sale);

The price at which the transaction was effected; and

The name of the broker or bank with or through whom the transaction was effected.

Brokerage Confirmations and Statements: All Access Persons and Secondary Reporting Persons shall direct their brokers to supply the Director of Compliance on a timely basis with duplicate copies of confirmations or monthly/quarterly statements of all personal securities transactions.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Personnel	Page I-11

VII. ENFORCEMENT

The Compliance Department will monitor the quarterly personal security transaction reports and officer/employee brokerage confirmations and brokerage statements (and other comparable discretionary security investment accounts). All questionable transactions will be reviewed with BIS’s General Counsel and the involved officer or employee.

If the Director of Compliance and General Counsel conclude that the transaction violates this policy, they will bring the transaction to the attention of the President and, where necessary, the Board of Directors.

Access Persons or Secondary Reporting Persons who profit from a personal securities transaction that violates this policy shall, unless approved otherwise, be instructed to disgorge such profits. The determination of how profits will be disgorged will be made by the Bank’s General Counsel. Violations of this policy may result in disciplinary action, including possible termination of employment.

VIII. DISCLOSURE OF PERSONAL HOLDINGS

All Access Persons shall disclose all personal securities holdings upon commencement of employment and thereafter on an annual basis.

IX. CONFIDENTIALITY

All reports of securities transactions and any other information filed pursuant to this policy shall be treated as confidential to the extent required by law.

BESSEMER POLICIES AND

PROCEDURES MANUAL

Release Date 04/01	Area/Section Administration	Page H-8A

RECORDKEEPING GUIDELINES FOR OFFICER AND

EMPLOYEE PERSONAL TRADING RECORDS

The following documents relating to BIS’s Officer and Employee Trading Policies and Procedures will be maintained for a period of six years.

Officer and Employee Trading Policy

Officer and Employee Quarterly Personal Transaction Reports and supporting brokerage confirmations

Documentation on violations to the policy

Documentation of approvals to the exceptions of the Policy

List of Access Persons and the Compliance and Legal personnel responsible for monitoring transactions and reviewing and approving exceptions.

BESSEMER INVESTOR SERVICES, INC.

EMPLOYEE PERSONAL SECURITY TRANSACTION REPORT

FOR THE QUARTER END _______________

_________________________________

Name

Trade Date	Purchase or Sale	Security Name	No. of Shares	Price Per Share	Total Principal Amount	Broker

________________________

Signature

(use additional sheets if necessary)

Bessemer Investor Services, Inc.

630 Fifth Avenue

New York, NY 10111

Peter Frischman 212-708-9357

SENIOR VICE PRESIDENT FAX: 212-265-5826

April 10, 2001

The Board of Trustees

Bessemer Funds Trust

Dear Sirs:

The undersigned hereby certifies on behalf of Bessemer Investor Services, Inc. ("BIS"), as placement agent for Bessemer Funds Trust as follows:

  BIS has identified all Access Persons (as defined in Rule 17j-1 under the Investment Company Act of 1940) of BIS and notified them on April 11, 2001 of their reporting obligations under BIS’s Code of Ethics;
  BIS has adopted procedures for management or compliance personnel to review transactions and holding reports; and
  BIS has established a record of (i) Access Persons required to make transaction and holding reports, and (ii) persons responsible for reviewing those reports.

Very truly yours,

Peter Frischman

Senior Vice President

Director of Regulatory Compliance

A SUBSIDIARY OF

THE BESSEMER GROUP, INCORPORATED

OFFICES AND AFFILIATES IN NEW YORK, PALM BEACH, LONDON, WASHINGTON, D.C., MIAMI, GRAND CAYMAN AND WOODBRIDGE, NJ

Exhibit 2(r)(4)

FORM OF

Glynn Capital Management LLC

Professional Conduct and Personal Investment Guidelines

Each and every individual associated with Glynn Capital Management LLC has a fiduciary responsibility to act in the best interests of the firm's clients. All actions of the firm will be in deference to the economic interests of our clients. The purpose of these guidelines is to clarify certain fundamental principles and practices with respect to avoiding conflicts of interest. These guidelines directly affect all access persons at Glynn Capital Management LLC. Access persons include all officers, managers, full-time employee, part-time employee, consultant, contractor, or any other agent (such persons hereinafter referred to as individual). Furthermore, these guidelines extend beyond the individual to other persons which the individual controls or influences. Compliance is primarily the responsibility of each individual; however, the designated compliance officer should be consulted on questions regarding interpretation.

1. Individuals shall not seek or accept personal favors or preferential treatment from any person because of their association or potential association with Glynn Capital Management LLC. No individual shall accept, in any calendar year, from any securities broker or dealer or other person or entity which deals or may deal with Glynn Capital Management LLC from time to time, any gift or gifts of value exceeding $100 in the aggregate.

2. All facets of employment or other association with Glynn Capital Management LLC and its affiliates are considered completely confidential.

3. Each individual must be fully informed of and sensitive to the question of material nonpublic information and comprehend the public policy objective of the rule against its use. Failure to do so will place the firm and the individual in jeopardy, in terms of sanctions by the Securities and Exchange Commission, in terms of civil liabilities and in terms of good reputation.

4. Guidelines for Personal Transactions

It is extremely difficult to set out specific rules to ensure that no conflict of interest occurs. However, all individuals shall follow the guidelines set forth below.

No one shall effect a transaction in any security or its derivatives for a non-client in contemplation of a transaction in the same security for a client.

No one is permitted to trade in any security for a non-client during the same day while there is a pending order in such a security for a client as designated on the firm's trade records. Any access person may place an order for non-client accounts the following business day after ther completion of an order in that security for clients. Execution of non-client orders in Restricted List securities (defined below) must be reported to the compliance officer by the close of business the day the personal transaction is executed.

No access person is permitted to trade on the Restricted List without prior approval from the portfolio manager (or Compliance Officer).

No one can engage in a short sale (or effect a short sale through a series of transactions) of any security for any company on the Restricted List (defined below).

No one may own puts in any security owned by the clients.

No one may engage in investments in IPOs and private placements without prior approval by the compliance officer.

Beneficial ownership of a security shall be disclosed before advocating buying a security for client accounts or putting a company on the new idea list. Ownership of a security shall not prevent anyone from advocating purchase or sale of a security.

5. The compliance officer will maintain a Restricted List of public securities which will include all companies:

1) owned in or approved for ownership in client portfolios;

2) on the new idea list;

The Restricted List will also include public securities of companies for which the compliance officer believes or knows individuals have material nonpublic information or on which an individual serves as director, officer or consultant. The best interests of the firm's clients and the firm will take precedence over personal interests, and any known or reasonably anticipated conflict of interest will be resolved in favor of the firm's clients.

6. Within ten days after the close of a quarter, each individual agrees to provide a signed statement of compliance (copy attached) and a record of every transaction in any security where the access person has discretion over investments and acquires direct or indirect beneficial ownership.

7. Each access person is required to submit an initial holdings report listing all securities he or she beneficially own, no later than 10 days after he or she becomes an access person. Each access person is also required to submit annual holdings reports thereafter.

8. Individuals are not required to detail or list the following items on their reports:

a) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

b) Purchases or sales of any of the following securities:

Direct obligations of the U.S. government

Banker’s acceptances, money market funds, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and

Shares issued by registered, open-end and closed-end Mutual Funds.

9. The Review Officer is Vivian Loh Nahmias. The Review Officer shall notify each access person of the reporting requirements of Glynn Capital Management LLC. The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with each client’s completed portfolio transactions and the new idea list to determine whether a violation has occurred. The Review Officer will submit her own reports, to an Alternate Review Officer, John W. Glynn Jr., who shall fulfill the duties with respect to the Review Officer’s reports.

This policy extends to all accounts where individuals exercise direct or indirect influence or control. Such accounts would include personal and spousal accounts (both regular and retirement) and may include other accounts such as children, parents, in-laws, etc. All personal securities transactions reports and any other information filed with the Advisor under this Guideline will be treated as confidential, provided that such reports and information may be produced for the SEC and other regulatory agencies.

I acknowledge and agree to abide by the guidelines as written herein and I have read and agree with the ADV form as filed with the Securities & Exchange Commission for our firm. I understand that violations of these guidelines may jeopardize the entire firm and my employment or other association with the firm.

_____________________________ Date Signature of Individual

Modified: April 10, 2001